---------------------
ALLMERICA S E L E C T
          -----------
    A Higher Standard


                            [ARTWORK APPEARS HERE]


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                              Semi-Annual Report
--------------------------------------------------------------------------------

                                 June 30, 1998

                         .  Allmerica Select Resource

                         .  Allmerica Select Resource II

                         .  Allmerica Select Life

                         .  Allmerica Select Inheiritage


                                     1998


                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

                Allmerica Select gives you access to some of the
             world's leading money managers, selected and monitored
                        by independent industry experts.


           It offers you an array of advantages typically reserved for the nation's largest and most sophisticated investors including:

              ACCESS TO A RANGE OF HIGHLY RESPECTED MONEY MANAGERS.



       THE COMPREHENSIVE RESEARCH CAPABILITIES OF A NATIONALLY RECOGNIZED PENSION CONSULTING FIRM, TO HELP IDENTIFY THE MOST QUALIFIED AND BEST SUITED
          MONEY MANAGERS REPRESENTING A RANGE OF INVESTMENT APPROACHES.



    THE OPPORTUNITY TO DIVERSIFY ACROSS INVESTMENT CATEGORIES AND INVESTMENT
                 STYLES - TO BETTER MEET YOUR INVESTMENT NEEDS.



           OBJECTIVE MONITORING OF THE MONEY MANAGERS' PERFORMANCE BY ALLMERICA SELECT'S MANAGER EVALUATION COMMITTEE, MADE UP OF
                   HIGHLY EXPERIENCED INDUSTRY PROFESSIONALS.



           PERSONALIZED PERFORMANCE REPORTS AND TIMELY MARKET UPDATES
                           TO HELP KEEP YOU ON TARGET.



          SIGNIFICANT TAX ADVANTAGES, INCLUDING TAX-DEFERRED GROWTH AND
                 TAX-FREE TRANSFERS BETWEEN INVESTMENT OPTIONS.

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Table of Contents
----------------------------

General Information .......................................................    2

A Letter from the Chairman ................................................    3

Fund Performance Summary ..................................................    4

Product Performance Summaries .............................................    5
Allmerica Select Resource/Resource II Variable Annuity ....................    6
Allmerica Select Life Variable Universal Life .............................    7
Allmerica Select Inheiritage (FAFLIC)
   Variable Universal Survivorship Life ...................................    8
Allmerica Select Inheiritage (AFLIAC)
   Variable Universal Survivorship Life ...................................    9

Domestic & International Equity Market Overview ...........................   10
Select Emerging Markets Fund ..............................................   12
Select Aggressive Growth Fund .............................................   13
Select Capital Appreciation Fund ..........................................   14
T. Rowe Price International Stock Portfolio ...............................   15
Select International Equity Fund ..........................................   16
Fidelity VIP/1/ Growth Portfolio ..........................................   17
Select Growth Fund ........................................................   18
Select Strategic Growth Fund ..............................................   19
Fidelity VIP/1/ Equity-Income Portfolio ...................................   20
Select Growth and Income Fund .............................................   21

Bond & Money Market Overview ..............................................   22
Fidelity VIP/1/ High Income Portfolio .....................................   24
Select Income Fund ........................................................   25
Money Market Fund .........................................................   26

Financials ................................................................  F-1

For further information, see the accompanying semi-annual reports.

See Client Notes on Page F-48.

/1/ VIP Prefers to Variable Insurance Products Fund.

-----------------------------
General Information
-----------------------------

--------------------------------------------------------------------------------
Officers of First Allmerica Financial Life Insurance
Company (FAFLIC) and Allmerica Financial Life
Insurance and Annuity Company (AFLIAC)

John F. O'Brien, President, CEO (FAFLIC) and
   Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counse/l/

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 016531

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Custodian
Bankers Trust Company
16 Wall Street, New York, NY 10005

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Administrator
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron/2/
Cynthia A. Hargadon/2/
Gordon Holmes/2/
John P. Kavanaugh
Bruce E. Langton/2/
Attiat F. Ott/2/
Richard M. Reilly
Ranne P. Warner/2/

Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
   Select International Equity Fund

Cambiar Investors, Inc.
8400 East Prentice Avenue, Suite 460, Englewood, CO 80111
   Select Strategic Growth Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, 25th Floor, New York, NY 10020
Select Growth and Income Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
   Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
   Select Growth Fund

Schroder Capital Management International Inc.
787 Seventh Avenue, New York, NY 10019
   Select Emerging Markets Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
   Select Income Fund

T. Rowe Price Associates, Inc.
100 East Pratt Street, Baltimore, MD 21202
   Select Capital Appreciation Fund/3/

Investment Advisers
Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
   Fidelity VIP/4/ Equity-Income Portfolio
   Fidelity VIP/4/ Growth Portfolio
   Fidelity VIP/4/ High Income Portfolio

Rowe Price-Fleming International, Inc.
100 East Pratt Street, Baltimore, MD 21202
   T. Rowe Price International Stock Portfolio


/1/ Replaced Allmerica Investment Management Company, Inc. as Investment Manager effective April 16, 1998.

/2/  Independent Trustees

/3/ T. Rowe Price Associates, Inc. replaced Janus Capital Corporation as Investment Sub-Adviser, effective April 1, 1998.

/4/  VIP refers to Variable Insurance Products Fund.

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A Letter from the Chairman
----------------------------------

[PHOTO OF JOHN F. O'BRIEN APPEARS HERE]

Dear Client:

The first half of 1998 was marked by considerable divergence in the investment world. European stock markets produced strong investment returns while Japan struggled and the emerging markets declined precipitously. The U.S. exhibited very strong economic growth in the first quarter which led to a continued rise in our stock market. As signs of slower economic growth developed in the second quarter, the bond market rallied and long term interest rates dropped to their lowest level in almost 30 years.

Even as the market continues to advance, many of our fund managers have noted that it is being carried by relatively few stocks. For example, during the second quarter, 14 of the largest stocks increased over 20% while the remaining 486 stocks in the S&P 500(R) actually declined almost 2%. These 14 stocks have an average P/E ratio of over 42x trailing earnings and are thought to be highly overvalued by some managers. This helps explain the apparent poor performance of many small- and mid-cap managers as well as those who pursue a value style of investing.

As investment professionals, we know that markets do not increase forever and that different investment styles go in and out of favor. That is why we offer a broad range of investment options and urge you to maintain a widely diversified portfolio. With this in mind, we continue to look at ways to enhance our manager line-up while still offering distinct investment options.

In February of this year we introduced three new funds. The Select Emerging Markets Fund invests in certain developing countries around the world. While this has obviously been an underperforming sector of the market over the last six months, we believe it will be an important longer term addition to the diversity of our overall portfolio. The Select Value Opportunity Fund invests in small- to mid-capitalization sized companies using a value style of investing. The Select Strategic Growth Fund invests in stocks of financially strong companies which have been out of favor but now show signs of strong growth potential. With the help of BARRA RogersCasey, we now also offer a Manager Allocation Program (MAP) to help you allocate funds between different managers within a particular investment category. For more information on these and all of our funds, please read the market overviews and managers' commentaries found later in this report.

The Investment Operations Committee continues to conduct its disciplined quarterly evaluation process. In February 1998, they presented your Board with an alternative investment manager for the Select Capital Appreciation Fund. Effective April 1, 1998, T. Rowe Price Associates assumed sub-advisory responsibility for this fund. This firm brings an outstanding track record of producing superior returns with relatively low volatility by following a highly diversified mid-cap growth investment strategy. While replacing a manager is never easy, the Committee and The Trustees of Allmerica Investment Trust continue to demonstrate that they will make the necessary changes as we seek to offer you an array of superior investment managers.

Thank you for your business. We will continue to work hard to earn your trust.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

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Fund Performance Summary
------------------------------

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Average Annual Total Returns as of 6/30/98

For easy reference, the total returns for the Funds are summarized below. Keep in mind that these returns are net of all Fund charges. For returns that reflect the deduction of product charges, please refer to the Product Performance Summaries on the following pages beginning on page 6.


                                                                                                    10 Years
                                                        Fund                                         or Life
                                                   Inception              1                5         of Fund
Funds                                                   Date           Year            Years       (if less)
------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                         2/20/98            N/A              N/A         -15.70%
Select Aggressive Growth Fund                        8/21/92         29.31%           18.49%          20.85%
Select Capital Appreciation Fund                     4/28/95         20.37%              N/A          22.38%
Select Value Opportunity Fund                        4/30/93         16.42%           16.25%          16.36%
Select International Equity Fund                      5/2/94         14.30%              N/A          14.30%
Select Growth Fund                                   8/21/92         38.92%           20.89%          19.00%
Select Strategic Growth Fund                         2/20/98            N/A              N/A           0.20%
Select Growth and Income Fund                        8/21/92         20.21%           17.95%          16.14%
Select Income Fund                                   8/21/92         10.23%            5.97%           6.59%
Money Market Fund                                    4/29/85          5.57%            4.97%           5.74%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio          3/31/94          5.04%              N/A          10.39%

Fidelity Variable Insurance Products
Fund (VIP)
Fidelity VIP Growth Portfolio                        10/9/86         29.23%           19.56%          17.56%
Fidelity VIP Equity-Income Portfolio                 10/9/86         21.65%           20.01%          15.74%
Fidelity VIP High Income Portfolio                   9/19/85         14.49%           12.42%          12.42%


Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   Performance

--------------------------------
Product Performance Summary
--------------------------------

Allmerica Select Resource/Resource II Variable Annuity
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Average Annual Total Returns as of 6/30/98

For easy reference, the total returns for the Allmerica Select Resource/Resource II sub-accounts of FAFLIC and AFLIAC are summarized below. Keep in mind that these returns are net of all product charges except for the annual contract fee. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 12.


                                                                         Without Surrender Charge            With Surrender Charge

                                                                                         10 Years                         10 Years
                                                         Fund                             or Life                          or Life
                                                    Inception             1          5    of Fund          1         5     of Fund
Sub-Accounts                                             Date          Year      Years  (if less)       Year      Years  (if less)
------------------------------------------------------------------------------------------------------------------------------------

Allmerica Investment Trust
Select Emerging Markets Fund                          2/20/98           N/A        N/A    -16.12%        N/A        N/A    -21.03%
Select Aggressive Growth Fund                         8/21/92        27.53%     16.86%     19.15%     21.03%     16.54%     19.01%
Select Capital Appreciation Fund                      4/28/95        18.72%        N/A     20.66%     12.22%        N/A     19.82%
Select Value Opportunity Fund                         4/30/93        14.79%     14.62%     14.73%      8.29%     14.27%     14.51%
Select International Equity Fund                      5/2/94         12.73%        N/A     12.70%      6.23%        N/A     12.20%
Select Strategic Growth Fund                          2/20/98           N/A        N/A     -0.30%        N/A        N/A    -6.13%
Select Growth Fund                                    8/21/92        37.00%     19.22%     17.33%     30.50%     18.92%     17.17%
Select Growth and Income Fund                         8/21/92        18.55%     16.32%     14.51%     12.05%     15.99%     14.33%
Select Income Fund                                    8/21/92         8.71%      4.50%      5.09%      2.35%      3.99%      4.82%
Money Market Fund                                     4/29/85         4.13%      3.52%      4.26%     -1.97%      2.99%      4.26%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio           3/31/94         3.59%        N/A      8.84%     -2.47%        N/A      8.30%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Growth Portfolio                         10/9/86        27.45%     17.88%     15.91%     20.95%     17.57%     15.91%
Fidelity VIP Equity-Income Portfolio                  10/9/86        19.98%     18.33%     14.12%     13.48%     18.02%     14.12%
Fidelity VIP High Income Portfolio                    9/19/85        12.92%     10.84%     10.84%      6.42%     10.44%     10.84%


Performance returns given above are for the Allmerica Select Resource/Resource II sub-accounts of FAFLIC and AFLIAC and assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 6.5%.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------
Product Performance Summary
-----------------------------------

Allmerica Select Life Variable Universal Life
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/98

For easy reference, the total returns for the Allmerica Select Life sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 12.


                                                                           Without Surrender and                 With Surrender and
                                                                      and Monthly Policy Charges             Monthly Policy Charges

                                                                                        10 Years                           10 Years
                                                        Fund                             or Life                            or Life
                                                   Inception             1          5    of Fund         1             5    of Fund
Sub-Accounts                                            Date          Year      Years  (if less)      Year         Years  (if less)
----------------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                         2/20/98           N/A        N/A    -15.94%       N/A           N/A   -100.00%
Select Aggressive Growth Fund                        8/21/92        28.29%     17.54%     19.88%   -88.81%         7.39%     10.85%
Select Capital Appreciation Fund                     4/28/95        19.42%        N/A     21.40%   -96.71%           N/A    -10.15%
Select Value Opportunity Fund                        4/30/93        15.49%     15.32%     15.43%  -100.00%         4.95%      3.55%
Select International Equity Fund                      5/2/94        13.39%        N/A     13.38%  -100.00%           N/A     -5.20%
Select Growth Fund                                   8/21/92        37.81%     19.92%     18.05%   -80.32%         9.98%      8.87%
Select Strategic Growth Fund                         2/20/98           N/A        N/A     -0.08%       N/A           N/A   -100.00%
Select Growth and Income Fund                        8/21/92        19.25%     17.00%     15.21%   -96.86%         6.80%      5.79%
Select Income Fund                                   8/21/92         9.35%      5.12%      5.74%  -100.00%        -6.48%     -4.73%
Money Market Fund                                    4/29/85         4.74%      4.13%      4.89%  -100.00%        -7.62%      0.54%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio          3/31/94         4.20%       N/A       9.50%  -100.00%           N/A     -8.86%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Growth Portfolio                        10/9/86        28.20%     18.60%     16.62%   -88.89%         8.55%     12.87%
Fidelity VIP Equity-Income Portfolio                 10/9/86        20.69%     19.05%     14.81%   -95.58%         9.04%     10.99%
Fidelity VIP High Income Portfolio                   9/19/85        13.58%     11.52%     11.52%  -100.00%         0.75%      7.55%


Performance returns given above are for the Allmerica Select Life sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------
Product Performance Summary
--------------------------------

Allmerica Select Inheiritage (FAFLIC) Variable Universal Survivorship Life
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/98

For easy reference, the total returns for the Allmerica Select Inheiritage sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 12.

                                                                Without Surrender and                  With Surrender and
                                                           and Monthly Policy Charges              Monthly Policy Charges

                                                                             10 Years                            10 Years
                                                 Fund                         or Life                             or Life
                                            Inception          1         5    of Fund             1          5    of Fund
Sub-Accounts                                     Date       Year     Years  (if less)          Year      Years  (if less)
---------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                  2/20/98        N/A       N/A    -16.06%           N/A        N/A   -100.00%
Select Aggressive Growth Fund                 8/21/92     27.85%    17.12%     19.46%       -73.80%      9.91%     13.46%
Select Capital Appreciation Fund              4/28/95     19.02%       N/A     20.97%       -82.28%        N/A     -4.91%
Select Value Opportunity Fund                 4/30/93     15.10%    14.91%     15.02%       -86.05%      7.37%      5.87%
Select International Equity Fund               5/2/94     13.01%       N/A     12.98%       -88.05%        N/A     -3.54%
Select Growth Fund                            8/21/92     37.35%    19.50%     17.63%       -64.67%     12.62%     11.40%
Select Strategic Growth Fund                  2/20/98        N/A       N/A     -0.19%           N/A        N/A   -100.00%
Select Growth and Income Fund                 8/21/92     18.84%    16.59%     14.80%       -82.45%      9.30%      8.19%
Select Income Fund                            8/21/92      8.98%     4.75%      5.36%       -91.92%     -4.72%     -2.88%
Money Market Fund                             4/29/85      4.39%     3.76%      4.52%       -96.33%     -5.94%      2.31%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio   3/31/94      3.85%       N/A      9.12%       -96.85%        N/A     -7.48%

Fidelity Variable Insurance Products
Fund (VIP and VIP II
Fidelity VIP Growth Portfolio                 10/9/86     27.77%    18.18%     16.20%       -73.88%     11.12%     14.69%
Fidelity VIP Equity-Income Portfolio          10/9/86     20.28%    18.63%     14.41%       -81.07%     11.63%     12.82%
Fidelity VIP High Income Portfolio            9/19/85     13.20%    11.12%     11.12%       -87.87%      2.94%      9.37%


Performance returns given above are for the Allmerica Select Inheiritage sub-accounts of FAFLIC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------
Product Performance Summary
-----------------------------------------

Allmerica Select Inheiritage (AFLIAC) Variable Universal Survivorship Life
-------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/98

For easy reference, the total returns for the Allmerica Select Inheiritage sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 12.


                                                                Without Surrender and                 With Surrender and
                                                               Monthly Policy Charges             Monthly Policy Charges

                                                                             10 Years                           10 Years
                                                    Fund                      or Life                            or Life
                                               Inception         1        5   of Fund             1         5    of Fund
Sub-Accounts                                        Date      Year    Years (if less)          Year     Years  (if less)
---------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                     2/20/98       N/A      N/A   -16.06%           N/A       N/A   -100.00%
Select Aggressive Growth Fund                    8/21/92    27.85%   17.12%    19.46%       -75.64%     9.25%     12.86%
Select Capital Appreciation Fund                 4/28/95    19.02%      N/A    20.97%       -84.01%       N/A     -6.27%
Select Value Opportunity Fund                    4/30/93    15.10%   14.91%    15.02%       -87.73%     6.70%      5.11%
Select International Equity Fund                  5/2/94    13.01%      N/A    12.98%       -89.71%       N/A     -4.66%
Select Growth Fund                               8/21/92    37.35%   19.50%    17.63%       -66.64%    11.97%     10.80%
Select Strategic Growth Fund                     2/20/98       N/A      N/A    -0.19%           N/A       N/A   -100.00%
Select Growth and Income Fund                    8/21/92    18.84%   16.59%    14.80%       -84.18%     8.64%      7.58%
Select Income Fund                               8/21/92     8.98%    4.75%     5.36%       -93.53%    -5.46%     -3.54%
Money Market Fund                                4/29/85     4.39%    3.76%     4.52%       -97.88%    -6.69%      2.03%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio      3/31/94     3.85%      N/A     9.12%       -98.39%       N/A     -8.58%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Growth Portfolio                    10/9/86    27.77%   18.18%    16.20%       -75.72%    10.47%     14.44%
Fidelity VIP Equity-Income Portfolio             10/9/86    20.28%   18.63%    14.41%       -82.82%    10.98%     12.57%
Fidelity VIP High Income Portfolio               9/19/85    13.20%   11.12%    11.12%       -89.53%     2.25%      9.11%

Performance returns given above are for the Allmerica Select Inheiritage sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

----------------------------------------------------------
Domestic & International Equity Market Overview
----------------------------------------------------------

1993:   A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Economic problems throughout Asia have drastically different effects on both U.S. and international equity markets for the first half of 1998.

Entering 1998, a steady U.S. economy marked by low-to-declining interest rates, little inflation and strong economic growth boded well for stocks overall. However, economic problems throughout Asia had drastically different effects on the market and now Asian markets are beginning to exert a restraining influence on the U.S. and Europe as well.

During the first six months of 1998, the Asian crisis precipitated a flight to quality as investors sought safety in big U.S. stocks. While this flight to quality produced strong returns, especially for those companies with excellent earnings and very little exposure to Asia, it also caused the market's performance to become extremely tiered. Only a small number of stocks actually earned sizable returns while most were relatively flat or posted losses. In fact, during the second quarter, only a handful of stocks accounted for 100% of the gain in S&P 500(R) Index.

The flight to quality also caused large-cap stocks to clearly beat out their small- and mid-cap counterparts as investors sought out consistent earnings and highly liquid stocks. Curiously, investors held fast to their large-cap bias even in the face of rising valuations, as the average stock price rose to nearly 30 times company earnings.

But not all large caps stocks benefited. Performance was specifically concentrated in the growth-oriented arena as different indices produced vastly different results. The Russell 1000 Growth Index, for example, outperformed the Russell 1000 Value Index 20.4% to 12.2%, respectively.

Sector performance was also mixed for the first part of 1998. Motor Vehicles was a top performer as U.S. auto sales sped to record highs. Auto stocks also benefited from corporate restructuring initiatives as Ford Motor Company, spun-off Associates First Capital Corp., and Chrysler agreed


                                                             Declining commodity
          A steady economy marked                            prices in oil, copper
          by low interest rates and                          and coffee cause         [GRAPHIC
          strong economic growth                             emerging markets of       APPEARS
          bodes well for stocks.                             Latin America to suffer.  HERE]
---------------------------------------------------------------------------------------------------------------
 1998     JAN                           FEB                                           MAR
===============================================================================================================
                            [GRAPHIC     Uncertain about the                                 U.S. manufacturing
                             APPEARS     effects of the Asian                                suffers due to
                             HERE]       crisis, the Federal                                 decreased demand
                                         Reserve adopts a wait                               from Asia.
                                         and see approach to
                                         interest rates.

------------------------------------------------------
Domestic & International Equity Market Overview
------------------------------------------------------

to merge with Daimler Benz. PC manufacturers also benefited as corporate spending both in the U.S. and Europe appeared to be on the rise.

But the economic turmoil in Asia also decreased the overall demand for U.S. goods and services. This lower demand seemed to cause other sectors of the market, particularly manufacturing, to suffer as the National Association of Purchasing Management Index fell below 50 for the first time since 1996. Separately, Energy Services, which was hurt by a drop in oil prices, also lost ground.

International equity markets produced divergent results with developed markets faring better than emerging markets. Europe, for instance, remained fairly immune from the Asia crisis as it moved closer to monetary union. With key European economies adopting stronger fiscal measures and companies embracing U.S.-style efficiencies, a bull market is developing in many countries.

The Mediterranean region in particular generated strong results, although some investors avoided Italy and Portugal where concerns about local inflation surfaced. Overall, Germany and France led the pack in Europe as they both showed signs of continued economic recovery. And the U.K. stock market performed well as steady growth continued -- in the absence of inflation.

In contrast, the markets of Asia continued to struggle for the first six months of the year. In Japan, a range of problems plagued the economy. While the stock market started the year optimistically, decreasing demand for Japanese exports from Pacific Basin countries, rising unemployment, growing corporate bankruptcies and worsening banking problems, all drove the market lower by the end of the second quarter.

But while the financial problems in this corner of the world were certainly damaging, not all economies were affected equally. China, for example, experienced a slowdown, but its currency along with the Hong Kong dollar remained stable during the first half of the year.

Simultaneously with Asia's problems, Latin America had a rough time as well. Not only has this part of the world felt the effects of the flight to quality by foreign investors, but declining commodity prices in oil, coffee and copper have particularly hurt the economies of Mexico, Brazil, Columbia and Chile.

Heading into the second half of 1998, low inflation, low interest rates and generally sound economies bode well for U.S. and European equity markets.

At the same time, investors are worried about slower earnings growth in the U.S. and the effects the financial turmoil in the Far East will have throughout the world.


              Many European                                     Auto stocks fare
              stock markets    [GRAPHIC                         well from corporate
              benefit from a    APPEARS                         restructuring.
              developing bull   HERE]
              market.
-------------------------------------------------------------------------------------------------------------------
 1998       APR                                   MAY                                    JUN
===================================================================================================================
      [GRAPHIC       Large-cap U.S. growth                                                Investors remain
       APPEARS       stocks benefit from                                      [GRAPHIC    cautious about the
       HERE]         the flight to quality due                                 APPEARS    effect the financial
                     to renewed concerns                                       HERE]      turmoil in Asia will have
                     in Asian markets.                                                    throughout the world.

------------------------------------------
Select Emerging Markets Fund
------------------------------------------

Since inception on February 20, 1998, the Select Emerging Markets Fund posted a return of -15.70% versus the -17.59% return of the MSCI Emerging Markets Free Index for the comparable period.

During the second quarter, continuing financial turmoil in Asia caused emerging markets to suffer, not only in Asia, but throughout the world. Against this backdrop, the Fund managers remained relatively defensive and looked for signs of a turnaround in emerging markets.

Because the managers believe Korea offers the best potential for recovery, they continued to heavily weight holdings from this market. The government's commitment to labor reforms, ongoing financial restructuring and its internationally competitive companies all represent favorable signs for a turnaround in their market.

India remains the Fund's largest position in Asia. Although management has reduced holdings there, they still believe that the Indian market offers quality companies at attractive values, despite a poor economic outlook and an uncertain political situation.

Latin America is also expected to continue to feel the effects of the Asian crisis. While interest rates have been raised to slow economic growth, the Fund managers remain cautious about investing here as the situation is unlikely to reverse itself over the next few months.

The Fund managers' preferred area of investment continues to be Europe, the Middle East and Africa. The managers particularly favor Greece, which is benefiting from its efforts to join the European Monetary Union. They also like Israel, which despite persistent political problems, is at a point in the economic cycle when growth should accelerate.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Schroder Capital Management
International Inc.

About the Fund

Seeks long-term growth by investing
in the world's emerging markets.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the country
allocation of net assets was:

                             [GRAPH APPEARS HERE]

                 Brazil    13%
                 Mexico    11%
           South Africa     7%
                  India     7%
               Portugal     4%
                Hungary     4%
                 Israel     4%
            South Korea     4%
              Argentina     4%
U.S. Agency Obligations     7%
                  Other    35%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Period ended June 30, 1998                                       Life of Fund
 Select Emerging Markets Fund                                        -15.70%
 MSCI Emerging Markets Free Index                                    -17.59%
 Lipper Emerging Markets Fund Average                                -15.28%


                               Fund Inception Date
                                February 20, 1998
                    (No growth of $10,000 chart is provided)


The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Fund Average is a non-weighted index of 179 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

----------------------------------------
Select Aggressive Growth Fund
----------------------------------------

Posting a return of 16.27% for the six-month period ended June 30, 1998, the Select Aggressive Growth Fund outperformed the 5.66% return of the Russell 2500 Index for the same period.

Superior stock selection in the financial services and technology sectors boosted Fund results during the first half of the year. Finance companies, in particular, benefited from credit-quality stabilization, a direct result of slower bankruptcy rates.

Holdings within the technology sector, specifically PC manufacturers, started to benefit from corporate spending primarily in the U.S. and Europe. The focus on building information technology infrastructure to maintain and enhance global competitiveness in general spurred growth.

The Fund's exposure to stocks within the health care services, consumer services and insurance services sectors also benefited overall performance. Holdings within these sectors that exhibited strong performance included HBO & Co. and Equitable Companies, Inc.

The Fund is currently overweighted in four sectors: consumer non-durables (apparel), consumer durables (home furnishings), retail (clothing chains) and technology (software and telecommunications).

For the remainder of the year, the managers' outlook is quite optimistic. While the Asian financial crisis will be a source of ongoing negative earnings surprises, U.S. economic fundamentals remain strong. Low inflation, moderate growth and high employment rates continue to provide a favorable backdrop -- and bode well for stocks of those companies which can produce consistent earnings results.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998                  1 Year       5 Years    Life of Fund

 Select Aggressive Growth Fund              29.31%       18.49%        20.85%
 Russell 2500 Index                         18.10%       17.31%        18.90%
 Lipper Capital Appreciation Fund Average   22.12%       16.02%        17.22%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                   Inception   Select Aggresive         Russell
                   Date          Growth Fund           500 Index
                   ---------------------------------------------
                   8/92           $10,000               $10,000
                   8/98           $30,288               $27,532

--------------------------------------------------------------------------------
Investment Sub-Adviser
Nicholas-Applegate Capital
 Management, L.P.

About the Fund
Invests in companies whose potential
for rapidly growing earnings is not
fully reflected in their stock price.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector
allocation of net assets was:

                             [GRAPH APPEARS HERE]

Computers and Software                     17%
Technology                                 12%
Consumer Products                          10%
Retail                                      9%
Finance                                     8%
Durable Goods                               8%
Capital Goods                               6%
Health Services                             4%
Consumer Service                            4%
Other                                      22%


The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 263 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------
Select International Equity Fund
--------------------------------------------

For the six-month period ended June 30, 1998, the Select Growth Fund posted a total return of 22.88% and outpaced the total return of the S&P 500(R) Index of 17.72% for the same period.

Contributing to the Fund's outperformance was the positive effect of overweighting the portfolio's assets in such favorable market sectors as finance, consumer cyclicals and health care. Likewise, underweighting assets in the energy and basic industry sectors also proved to be a positive move -- as sluggish earnings growth caused both of these areas to lag.

Specifically, the portfolio's holdings in the retail, cable and cellular industries served the Fund well. In the health care sector, performance was generated by good stock selection and an overweighted exposure among major pharmaceutical stocks. And the manager's decision to emphasize software and telecommunications equipment manufacturers in the technology sector, while de-emphasizing holdings in semi-conductors, also benefited mid-year results.

Detracting from performance were holdings in the commercial services and oil services industries as both of these sectors suffered from weakening stock prices.

Going forward, low inflation, low interest rates and generally stable earnings growth bodes well for the U.S. equity market. However, the impact of the Asian crisis may widen. Given this backdrop, the Fund's managers remain focused on following a disciplined and systematic stock selection strategy. They will continue to seek high-quality growth stocks and rigorously manage risk in the Fund using both qualitative analysis and fundamental research.


--------------------------------------------------------------------------------
Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.)
Limited

About the Fund
Seeks maximum long-term total return
by investing in established non-U.S.
companies based on fundamental value
and strong opportunities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the country
allocation of net assets was:

United Kingdom      29%
Switzerland         13%
Japan               13%
Netherlands         10%
Germany              9%
France               6%
Australia            5%
Cash Equivalents     6%
Other                9%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998               1 Year       5 Years    Life of Fund

 Select International Equity Fund        14.30%         NA          14.30%
 Morgan Stanley EAFE Index                6.38%       10.34%         8.50%
 Lipper International Fund Average        8.19%       12.22%         9.36%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                           Select International     Morgan Stanley
              Date            Equity Fund            EAFE Index
              ----------------------------------------------------
              5/94              $10,000                 $10,000
              6/98              $17,448                 $14,048


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 576 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund


The Select Value Opportunity Fund returned 5.36% for the six-month period ended June 30, 1998, slightly less than the 5.66% return of the Russell 2500 Index for the same period.

During the first half of this year, the small- and mid-cap sectors of the equity market underwent a downturn as investors fled smaller companies in favor of their larger counterparts. However, the Fund managers adhered to their value-oriented investment strategy of seeking companies that are undergoing a change, are misunderstood or not widely followed and are, therefore, undervalued.

A clear example of this strategy was the addition of Ashland, Inc. shares to the portfolio. A new CEO has made a series of changes at this company, selling off its oil and gas assets, merging Ashland Coal into a separate public company and forming a joint venture with USX-Marathon for its refining and marketing operations. Because these moves confused industry analysts, the stock is selling at a level that the Fund's management believes does not reflect its true potential.

The Fund managers also maintained ample diversification among the major economic sectors, making stock selection within these sectors a priority. In fact, several of the Fund's holdings outperformed the mid-cap benchmarks, including Owens-Illinois, Fred Meyer, Coastal Corporation and Wellpoint Health Networks.

Other issues, however, hindered performance. Detractors included Raychem Corporation, which suffered because of its exposure to Asia, and Cincinnati Bell, which also declined as investors grew unsure of its ability to compete in its market.

The Fund managers believe their value-style of investing will provide solid returns over the long term.



Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund
Invests in attractively valued small-to mid-sized companies believed to have above-average potential for capital appreciation.


                         AVERAGE ANNUAL TOTAL RETURNS

         Years ended June 30, 1998           1 Year   5 Years   Life of Fund
 Select Value Opportunity Fund                16.42%    16.25%      16.36%
 Russell 2500 Index                           18.10%    17.31%      17.83%
 Lipper Small Company Growth Fund Average     17.65%    16.76%      17.44%

                   Growth of a $10,000 Investment Since 1993


                             [GRAPH APPEARS HERE]



The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.
Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small- to mid-capitalization stocks. The Lipper Small Company Growth Fund Average is a non-weighted index of 643 small company growth funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.





                             Portfolio Composition

As of June 30, 1998, the sector allocation of net assets was:



Durable Goods 22%



Energy 17%


Finance 10%

Consumer Products 8%

Commerical Paper 7%
Utilities 6%
Building and Construction 5%
Retail 5%
Health Care 5%

Other 15%

                                      14A

--------------------------------------------------
T. Rowe Price International Stock Portfolio
--------------------------------------------------

With a 13.74% total return for the six-month period ended June 30, 1998, the T. Rowe Price International Stock Portfolio trailed the 16.08% return of the Morgan Stanley EAFE Index for the same period.

During the first half of 1998, international markets turned in sharply divergent performances. European markets rose, due to improving economic factors and buoyant fund flows along with a great deal of merger and acquisitions activity. Although Germany and France fared quite well, the Portfolio's underweighting, specifically in Germany, subtracted value.

Emerging markets throughout the world had a difficult time, particularly during the second quarter. A growing realization that Asia's economic problems will not be resolved rapidly led to sharp declines across this part of the world -- and elsewhere -- as Latin American markets also felt the effects of this continuing malaise. Nonetheless, the managers were able to add value by maintaining a low exposure to Japan, Malaysia and Singapore in the Portfolio.

Stock selection also proved to be a small positive for the Portfolio. The Fund managers increased European holdings with purchases in the French and German banking sectors such as CCF, Societe Generale and Dresdner Bank. Japanese and Hong Kong holdings were reduced. In Japan, blue chip exporters, Canon and Pioneer were cut back and Hong Kong holdings of New World and Swire Pacific, both real estate developers, were sold.

Currently, over 70% of the assets are invested in European issues. The Fund managers believe that supportive economic fundamentals and a sharpened focus on shareholder value will enable these markets to rise further.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998                   1 Year       5 Years   Life of Fund

 T. Rowe Price International Stock Portfolio  5.04%         NA         10.39%
 Morgan Stanley EAFE Index                    6.38%       10.34%        9.44%
 Lipper International Fund Average            8.19%       12.22%        9.51%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                                T. Rowe Price
                                International           Morgan Stanley
                 Date          Stock Portfolio            EAFE Index
                 ------------------------------------------------------
                 3/94              $10,000                  $10,000
                 6/98              $15,223                  $14,625


--------------------------------------------------------------------------------
Investment Adviser
Rowe Price-Fleming International, Inc.

About the Fund
The Portfolio seeks long-term growth
through a highly diversified portfolio
of foreign stocks.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the country
allocation of net assets was:

                             [GRAPH APPEARS HERE]

United Kingdom      19%
Japan               15%
Netherlands         11%
France              10%
Germany              8%
Switzerland          7%
Italy                5%
Sweden               4%
Other               21%


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 576 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

------------------------------------
Select Capital Appreciation Fund
------------------------------------

Under new management since April 1, 1998, the Select Capital Appreciation Fund returned 9.30% for the six-month period ended June 30, 1998. This result compared to the 5.66% return of the Russell 2500 Index and the 12.85% return of the Lipper Capital Appreciation Fund Average for the same period.

The Fund experienced heavy turnover in April as the new manager recast the portfolio to match their investment discipline. The portfolio is now broadly diversified across 70-100 securities in all industries. The portfolio focuses on domestic mid-cap growth stocks and rarely allocates more than 3% to any one security.

The Fund's managers added to the portfolio's positions in the health care and financial sectors during the second quarter. Stable-to-declining interest rates also continued to benefit the financial sector and the Fund participated with an outstanding gain in Capital One Financial. In the technology sector, Synopsis added results, as it also was a top performer for the Fund.

With holdings such as Affiliated Computer, Outdoor Systems and U.S. Foodservice, the Fund's managers also maintained the weighting in business services, the Fund's largest sector.

In looking toward the remainder of 1998, the Fund managers will continue to manage the portfolio based on solid fundamental research and carefully selected stock picks which they believe will produce solid returns within a reasonable time.

--------------------------------------------------------------------------------
Investment Sub-Adviser
T. Rowe Price Associates, Inc.*

About the Fund
The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.

*T. Rowe Price Associates, Inc. replaced Janus Capital Corporation as Investment Sub-Adviser, effective April 1, 1998.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

     [GRAPH APPEAR HERE]

               Retail  13%
              Finance  10%
    Business Services  10%
Computers and Software  8%
        Communications  8%
           Electronics  8%
   Chemicals and Drugs  7%
       Health Services  7%
 Leisure/Entertainment  5%
                Other  24%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998                  1 Year       5 Years    Life of Fund

 Select Capital Appreciation Fund           20.37%         N/A         22.38%
 Russell 2500 Index                         18.10%       17.31%        22.51%
 Lipper Capital Appreciation Fund Average   22.12%       16.02%        22.04%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1995
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

               Inception       Select Capital           Russell
               Date           Appreciation Fund        2500 Index
               --------------------------------------------------
               4/95                $10,000               $10,000
               6/96                $18,967               $19,043


The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 263 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

---------------------------------------
Fidelity VIP Growth Portfolio
---------------------------------------

With a total return of 19.13% for the six-month period ended June 30, 1998, the Fidelity VIP* Growth Portfolio surpassed the 17.72% return of the S&P 500(R) Index for the same period.

As investors sought safety and liquidity in big names during the first half of the year, large stocks outperformed smaller issues and growth funds in general performed well. Since the managers of this Portfolio follow a large-cap growth investment style, both of these factors contributed to its results.

Overweighting assets in strong-performing sectors like technology, health and retail propelled returns for the Portfolio. Although stock selection proved to be mixed for these sectors, Microsoft, the fourth best performing asset by mid-year, boosted performance significantly. Also contributing favorably to mid-year performance were the Portfolio's investments in Merck and Wal-Mart.

Underweighting the weak-performing utilities sector also helped results. Top ten holding, WorldCom, accounted for the strong stock selection within this sector.

Several factors detracted from performance. The Fund managers overweighted the services sector, which turned in disappointing results. They also underweighted assets in the durables sector, which was a strong performer, further detracting from results. Poor stock selection in the nondurables sector dragged down performance as number two holding Philip Morris posted dismal results in light of continuing litigation. Finally, poor performance by top ten holding, AT&T and excess cash holdings also detracted from fund performance.

The Fund managers continue to seek a large-cap growth strategy of long-term capital appreciation with common stocks through above-average growth prospects.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998                   1 Year       5 Years      10 Years

 Fidelity VIP* Growth Portfolio              29.23%       19.56%        17.56%
 S&P 500(R)Index                             30.17%       23.06%        18.54%
 Lipper Capital Appreciation Fund Average    22.12%       16.02%        14.15%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                             Fidelity VIP*                S&P
              Date          Growth Portfolio         500(R) Index
              ----------------------------------------------------
              6/88              $10,000                 $10,000
              6/98              $50,428                 $54,791


--------------------------------------------------------------------------------
Investment Adviser
Fidelity Management & Research Company

About the Fund
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

                             [CHART APPEARS HERE]

Technology               26%
Health                   18%
Retail & Wholesale       11%
Media & Leisure          10%
Finance                  10%
Utilities                 7%
Non-Durables              6%
Indust. Mach. & Equip.    3%
Other                     9%


* VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation.The Lipper Capital Appreciation Fund Average is a non-weighted index of 263 capital appreciation mutual funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

---------------------------------
Select Growth Fund
---------------------------------

For the six-month period ended June 30, 1998, the Select Growth Fund posted a total return of 22.88% and outpaced the total return of the S&P 500(R) Index of 17.72% for the same period.

Contributing to the Fund's outperformance was the positive effect of overweighting the portfolio's assets in such favorable market sectors as finance, consumer cyclicals and health care. Likewise, underweighting assets in the energy and basic industry sectors also proved to be a positive move -- as sluggish earnings growth caused both of these areas to lag.

Specifically, the portfolio's holdings in the retail, cable and cellular industries served the Fund well. In the health care sector, performance was generated by good stock selection and an overweighted exposure among major pharmaceutical stocks. And the manager's decision to emphasize software and telecommunications equipment manufacturers in the technology sector, while de-emphasizing holdings in semi-conductors, also benefited mid-year results.

Detracting from performance were holdings in the commercial services and oil services industries as both of these sectors suffered from weakening stock prices.

Going forward, low inflation, low interest rates and generally stable earnings growth bodes well for the U.S. equity market. However, the impact of the Asian crisis may widen. Given this backdrop, the Fund's managers remain focused on following a disciplined and systematic stock selection strategy. They will continue to seek high-quality growth stocks and rigorously manage risk in the Fund using both qualitative analysis and fundamental research.


--------------------------------------------------------------------------------
Investment Sub-Adviser
Putnam Investment Management, Inc.

About the Fund
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

    [CHART APPEARS HERE]

            Finance  19%
      Durable Goods  13%
             Retail  13%
Chemicals and Drugs  12%
         Technology  12%
      Communications  8%
   Consumer Products  5%
     Health Services  3%
              Other  15%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998              1 Year      5 Years     Life of Fund

 Select Growth Fund                     38.92%       20.89%        19.00%
 S&P 500(R)Index                        30.17%       23.06%        21.70%
 Lipper Growth Fund Average             25.39%       18.91%        18.65%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

               Date      Select Growth Fund       S&P 500(R) Index
               ---------------------------------------------------
               8/92           $10,000                 $10,000
               6/98           $27,675                 $31,449


The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 1068 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-----------------------------------
Select Strategic Growth Fund
-----------------------------------

Since inception on February 20, 1998, the Select Strategic Growth Fund has provided a total return of 0.20% versus the 10.21% return of the S&P(R) 500 over the comparable period.

The Fund's investments in out-of-favor mid-cap value stocks did not fare well in a market that sought out ultra-large cap growth stocks. Nonetheless, the Fund's managers continue to look for companies with excellent long-term prospects whose stocks are currently selling at discount prices.

Two of this Fund's top five holdings demonstrate both the managers' conservative approach to investing along with their current struggles. Electronic Data Systems (EDS), a co-leader in the information services technology industry has had a notable track record. Although its price has been stymied as revenue bookings and earnings growth have been off since 1996, it remains an attractive holding due to its double digit earnings growth, history of innovation, strong cash flow and relatively low stock valuation.

Likewise, the Fund's position in Transocean Offshore also provides a strong example. Because it specializes in oil drilling in extremely deep waters and in harsh weather, Transocean has benefited from technological advances which have made these operations less expensive and less risky. As a result, demand for their drilling rigs has risen dramatically. Normally a signal for increasing prices, this news was tempered by the recent short-term decline in oil prices. Although it had virtually no effect on the company's activities, the decline caused a 25% drop in Transocean's stock.

While the current market has been frustrating, the managers believe their investment style will continue to be successful over the long term.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Period ended June 30, 1998                                     Life of Fund

 Select Strategic Growth Fund                                       0.20%
 S&P 500(R) Index                                                  10.21%
 Lipper Growth Fund Average                                         9.14%


                               Fund Inception Date
                                February 20, 1998
                    (No growth of $10,000 chart is provided)

--------------------------------------------------------------------------------
Investment Sub-Adviser
Cambiar Investors, Inc.

About the Fund
Seeks long-term growth of capital by investing primarily in common stocks of established companies.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

                             [CHART APPEARS HERE]


Consumer Products        13%
Durable Goods            12%
Business Services        12%
Energy                   11%
Technology               10%
Finance                   8%
Retail                    8%
Chemicals and Drugs       5%
U.S. Government and
Agency Obligations        8%
Other                    13%


The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged composite of 500 of the leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 1068 funds within the growth fund average investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-----------------------------------------
Fidelity VIP Equity-Income Portfolio
-----------------------------------------

For the six-month period ended June 30, 1998, the Fidelity VIP* Equity-Income Portfolio turned in a 10.53% total return. Although this result outperformed the 9.13% return of the Lipper Equity Income Fund Average, it underperformed the 17.72% return of the S&P 500(R) Index for the same period.

For the first half of 1998, the most positive factor for the Portfolio's performance was its large-cap investment focus. Seeking a safe haven from the market volatility caused by the Asian financial crisis, investors flocked to large-cap issues with predictable earnings. Favorites included issues of General Electric, Wal-Mart and American Home Products which were included in the Portfolio.

Takeover activity in the finance sector, the Portfolio's largest position, boosted returns as well. BankAmerica and Citicorp, for example, announced plans to merge with other major companies. Takeovers completed by industrial machinery firms also contributed positively to first half performance.

The value orientation and dividend focus of the Fund restrained returns relative to the overall market. In following its value orientation and dividend focus, the Fund underweighted the technology and health care sectors, both of which were among the top performers during the first six months.

The fund's sector focus is essentially unchanged from March 31 with finance remaining the top sector. Energy is also overweighted as the manager seeks out companies with restructuring opportunities.


--------------------------------------------------------------------------------
Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks reasonable income by investing primarily in income-producing equity securities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

      [CHART APPEARS HERE]

               Finance   25%
                Energy   11%
             Utilities    9%
                Health    7%
Indust. Mach. & Equip.    7%
      Basic Industries    7%
          Non-Durables    6%
   Aerospace & Defense    5%
                 Other   23%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998              1 Year       5 Years      10 Years

 Fidelity VIP* Equity-Income Fund       21.65%       20.01%        15.74%
 S&P 500(R)Index                        30.17%       23.06%        18.54%
 Lipper Equity Income Fund Average      20.94%       17.52%        14.56%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                              Fidelity VIP*
          Date           Equity-Income Portfolio       S&P 500(R) Index
          -------------------------------------------------------------
          6/88                  $10,000                    $10,000
          6/98                  $43,143                    $54,791



*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Fund Average is a non-weighted index of 230 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

----------------------------------
Select Growth and Income Fund
----------------------------------

For the first six months of 1998, the Select Growth and Income Fund posted a return of 11.63% trailing the 17.72% return of the S&P 500(R) Index for the same period. The Fund also underperformed the 12.11% return of the Lipper Growth and Income Fund Average.

For the first half of 1998, results from a number of the Fund's holdings were mixed as some performed particularly well while others languished. MediaOne, for example, increased 52% during the period. This increase was due to its international assets, its relatively low leverage as well as the strong performance of cable stocks in general. Black & Decker was also a top-performer. Reflecting the success of its corporate restructuring plan, it appreciated 56%. Wal-Mart Stores also increased 54%, reflecting strong sales growth, successful inventory control, increases in gross margins and improvement in its international business.

On the other hand, three positions in the Fund's portfolio experienced setbacks which negatively impacted the Fund's overall results. Lowered earnings expectations caused both Ikon Office Systems and Sealed Air shares to plummet. And Marketspan's shares declined when the market reacted to controversy over the CEO's severance package.

Going forward, the Fund's managers believe more risk control is justified for the Fund's portfolio given current market dynamics. With many holdings now offering high yields and value, they believe the portfolio is poised to offer excellent relative value with a significant degree of downside protection.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998               1 Year       5 Years    Life of Fund

 Select Growth and Income Fund           20.21%       17.95%        16.14%
 S&P 500(R)Index                         30.17%       23.06%        21.70%
 Lipper Growth & Income Fund Average     22.87%       18.93%        18.54%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

                           Select Growth
                Date      and Income Fund       S&P 500(R) Index
                ------------------------------------------------
                8/92          $10,000                 $10,000
                6/98          $24,001                 $31,449


--------------------------------------------------------------------------------
Investment Sub-Adviser
John A. Levin & Co., Inc.

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.


--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

       [CHART APPEARS HERE]

Finance                       16%
Technology                    10%
Aerospace/Airlines             9%
Energy                         9%
Chemicals and Drugs            8%
Consumer Products              7%
Consumer Staples               7%
Utilities                      5%
Corporate Notes and Bonds      3%
Other                         26%


The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Fund Average is a non-weighted index of 792 funds within the growth and income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

----------------------------------
Bond & Money Market Overview
----------------------------------

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: Performance of the U.S. bond market is significantly affected by the turmoil in Asia for the first half of 1998.


In much the same fashion as the equity market, the performance of the U.S. bond market was significantly affected by the turmoil in Asia during the first half of 1998. Given this backdrop, some sectors of the market fared well, while others struggled.

Starting off on a positive note, the U.S. economy appeared strong with Gross Domestic Product (GDP) rising nearly 5.4% in the first quarter. Low inflation, favorable credit conditions and higher equity valuations all drove this strong economic growth and price stability. As growth continued, fixed income investors grew nervous and anticipated that the Federal Reserve would raise interest rates to ward off inflation.

But, as Asia's markets grew weaker, growth in the U.S. slowed. So, the Federal Reserve adopted a "wait and see" approach regarding any moves toward tightening or relaxing monetary policy.

Bond investors, on the other hand, quickly reacted to these developments. Initially content, they worried that the economy was growing too fast only to gain comfort from the slowing effect of the Asian crisis. Their concerns drove interest rates which rose during the first quarter only to fall to new lows during the second quarter.

Corporate credit issues also went on a roller coaster ride. The volatility in foreign exchanges and global markets, caused a flight to quality preference for U.S. Treasuries. Coupled with concerns about future growth of the U.S. economy and the expected level of corporate profits, corporate bond spreads widened causing investment grade corporates to lag comparable duration Treasuries by 24 basis points for the first six months of the year. Although spreads initially narrowed from their levels in January, they reversed course again in June,


             Ongoing financial crisis                                      Long-term U.S.
             in Asia causes a flight to                       [GRAPHIC     Treasuries deliver their
             quality for both stock and                        APPEARS     best performance in
             bond investors.                                   HERE]       years as investors favor
                                                                           their inherent safety.
-----------------------------------------------------------------------------------------------------
 1998     JAN                                     FEB                                MAR
=====================================================================================================
                                             Uncertain about the
                              [GRAPHIC       potential effects of
                               APPEARS       the Asian crisis on
                               HERE]         the U.S., the Federal
                                             Reserve adopts a
                                             wait and see a
                                             pproach to changing
                                             interest rates.


------------------------------------
Bond & Money Market Overview
------------------------------------

widening to levels not seen in six years. Surprisingly, the actual credit quality of U.S. issuers remained at its best level in years, as ratings upgrades outpaced downgrades in the market, unlike previous periods of under-performance in this sector.

The yield on the 30-year bond fell to 5.62%, its lowest level in decades. But it fell only modestly for shorter term issues. Overall, Treasuries outperformed selected fixed income instruments and contributed to the overall 3.93% gain in the market as measured by the Lehman Aggregate Bond Index.

Despite a poor showing in the second quarter, the high yield market remained the best-performing fixed income sector for the first half of 1998. As with investment grade corporate bonds, high yield issues suffered during the second quarter in part from the renewed uncertainty surrounding emerging markets as well as from the diminished flows of cash into high yield bond funds.

The significant declines in long-term interest rates had a major impact on the mortgage market. With some of the lowest rates in years, homeowners refinanced in record numbers, causing prepayments on mortgage-backed securities to increase, adversely affecting their returns.

Entering the second half of 1998, solid fundamentals remain firmly in place for the U.S. bond market. As investors continue to watch for signs of recovery in Asia, the Federal Reserve is likely to maintain its neutral monetary policy. Given this scenario, the outlook for Treasuries and highly rated corporates should remain particularly favorable.


                    Mortgage-backed                                                       Investors continue to
      [GRAPHIC      securities lose ground                                   [GRAPHIC     watch for signs of recovery
       APPEARS      amid record mortgage                                      APPEARS     in Asia, causing the outlook
       HERE]        refinancing.                                              HERE]       for U.S. Treasuries to
                                                                                          remain favorable.
-------------------------------------------------------------------------------------------------------------------------
 1998    APR                                  MAY                                   JUN
=========================================================================================================================
      Investors flight to                           High-yield issues suffer
      quality benefits     [GRAPHIC                 due to renewed uncertainty
      highly rated          APPEARS                 in the emerging
      corporate bonds.      HERE]                   markets.


--------------------------------------
Fidelity VIP* High Income Portfolio
--------------------------------------

With a total return of 4.80% for the six-month period ended June 30, 1998, the Fidelity VIP* High Income Portfolio beat the 4.51% return of the Merrill Lynch High Yield Master for the same period.

During the first half of 1998, there were several significant factors which affected the high yield market, including strong new issue volume, low interest rates and solid economic growth. The managers' decision to heavily weight the Portfolio's assets in certain sectors of the market which performed well under these market conditions boosted results.

Specifically, the Portfolio's holdings were concentrated in telecommunications, cable TV and media issuers during the period, as these sectors continued to benefit from healthy U.S. consumer spending. While a significant portion of the Portfolio's holdings are currently in these particular sectors, the assets cover a wide range of sub-sectors, including cable TV, media conglomerates and competitive local exchange carriers (CLECS).

The managers ability to select from a wide range of an issuer's securities, including both preferred and common stock, was also a positive influence on results.

At mid-year, securities of telecommunications and media companies accounted for 47% of the fund's holdings. Going forward, the managers plan to continue to maintain a meaningful percentage of noncash securities and common equities in the Portfolio to capture superior risk-adjusted returns.


--------------------------------------------------------------------------------

Investment Adviser
Fidelity Management & Research
Company

About the Fund
Seeks high income and growth of
capital by investing in high-yielding,
lower-rated, fixed-income securities.


--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector
allocation of net assets was:

                           [BAR GRAPH APPEARS HERE]

Telecommunications        30%
          Cable TV        12%
Specialty Retailing        4%
       Broadcasting        4%
         Healthcare        3%
             Energy        3%
Publishing-Printing        3%
 Aero/Elec/Computer        3%
             Other        38%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998                 1 Year       5 Years      10 Years

 Fidelity VIP* High Income Portfolio       14.49%       12.42%        12.42%
 Merrill Lynch High Yield Master           11.41%       10.49%        11.70%
 Salomon Brothers High-Yield Index         12.31%       10.67%        11.59%
 Lipper High Current Yield Fund Average    11.45%        9.90%        10.23%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  Fidelity VIP*           Merrill Lynch     Soloman Brothers
 Date          High Income Portfolio    High Yield Master   High-Yield Index
 -----------------------------------------------------------------------------
 6/88                $10,000                 $10,000            $10,000
 6/98                $32,235                 $30,244            $29,939


*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Fund Average is a non-weighted index of 263 funds that seek high current yield from fixed income securities. The Merrill Lynch High Yield Master is a market capitalization weighted index of all domestic and yankee high-yield bonds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-------------------------
Select Income Fund
-------------------------

With a total return of 3.66% for the six-month period ended June 30, 1998, the Select Income Fund essentially paralleled the return of the Lehman Brothers Aggregate Bond Index of 3.92% for the same period.

Overall, the Select Income Fund, like other bond funds, benefited from several key economic factors. Declining interest rates, particularly in the second quarter, boosted bond returns. The continuing problems in Asia precipitated a flight to quality, which also enhanced the fund's performance.

To keep pace with market activity, the managers marginally shifted the Fund's holdings during the first half of the year. A significant percentage of assets were allocated to Treasuries and Federal Agency Discount Notes. However, later in the period, some of these assets were re-allocated to mortgage-backed securities and other investments to gain a yield spread advantage.

The portfolio also maintained its position in corporates although industrial and bank bonds increased while finance issues were reduced.

The Fund managers' outlook for the remainder of the year remains relatively positive. They expect to benefit from the moderating economic growth supported by stable-to-declining interest rates.

To provide added returns for the Fund, the managers have stepped up their search for Treasury-alternative investments, like collateralized mortgage obligations and asset-backed securities. While they suspect bonds will continue to provide excellent absolute and real rates of return, it's still early to predict how bonds will fare relative to other asset classes, such as common stocks.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998              1 Year       5 Years     Life of Fund
 Select Income Fund                     10.23%         5.97%         6.59%
 Lehman Brothers Aggregate Bond Index   10.54%         6.88%         7.35%
 Lipper Intermediate Investment
 Grade Fund Average                      9.42%         6.12%         6.66%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                      Lehman
                             Select              Brothers/Aggregate
             Date          Income Fund               Bond Index
             ------------------------------------------------------
             8/92            $10,000                 $10,000
             6/98            $14,531                 $15,125

--------------------------------------------------------------------------------

Investment Sub-Adviser
Standish, Ayer & Wood, Inc.

About the Fund
The Fund seeks above-average
income from corporate bonds,
mortgages and securities issued by
the U.S. Government.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector
allocation of net assets was:

                           [BAR CHART APPEARS HERE]

U.S. Government and
Agency Obligations          46%
Corporate Notes
and Bonds                   35%
Asset-Backed Securities     17%
Other                        2%

The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $100 million. The Lipper Intermediate Investment Grade Fund Average tracks the performance of 239 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

------------------------
Money Market Fund
------------------------

The Money Market Fund reported a total return of 2.74% for the six-month period ended June 30, 1998. That compared to the 2.48% return of the IBC/Donoghue First Tier Money Market Index for the same period.

As 1998 began, concerns surfaced that an overheating economy could prompt the Federal Reserve to raise interest rates. But as the Asian currency crisis spread and foreign demand slowed, a decline in both durable goods orders and the National Association of Purchasing Managers Index, indicated that inflationary pressure remained subdued -- and no action was taken by the Fed.

Given this economic environment, the Money Market Fund continued to focus on its three primary objectives of preserving capital, maintaining liquidity and earning attractive current income during the first half of this year. The managers overweighted the Fund's allocation to commercial paper and were successful in identifying a number of attractively valued securities.

Entering the second half of 1998, the Fund managers anticipate that the Federal Reserve will maintain its neutral monetary policy.

Given this scenario, they will continue to emphasize commercial paper holdings and short-medium term notes in the portfolio as corporate fundamentals remain positive. They also plan to gain maximum liquidity by using a combination of agency securities and repurchase agreements without sacrificing yield for the Fund.


--------------------------------------------------------------------------------

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income
for investors while preserving
capital and liquidity.


--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector
allocation of net assets was:

                           [BAR CHART APPEARS HERE]


Corporate Notes and Bonds      32%
         Commercial Paper      48%
         Cash Equivalents      17%
                    Other      3%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years       10 Years

 Money Market Fund                      5.57%        4.97%          5.74%
 IBC/Donoghue First Tier
 Money Market Index                     5.07%        4.57%          5.36%
 Lipper Money Market Fund Average       4.96%        4.54%          5.34%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                              Money          IBC/Donoghue First Tier
            Date           Market Fund         Money Market Index
            --------------------------------------------------------
            6/89              $10,000                $10,000
            6/98              $17,477                $16,862


The Money Market Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is the average investment performance of 310 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                                 --------------
                                   Financials
                                 --------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.24%

              Argentina - 4.13%
    3,200     Banco Galicia Y Bueno Aires, ADR                       $    58,400
    1,400     Disco S.A., Sponsored ADR*                                  44,800
   11,300     Inversions Y Representaciones S.A.                          33,227
   18,000     Perez Companc S.A., Class B                                 90,373
    9,900     Telefonos de Argentina, Sponsored ADR                      321,131
    7,900     YPF S.A., Sponsored ADR                                    237,494
                                                                     -----------
                                                                         785,425
                                                                     -----------

              Botswana - 0.33%
   47,000     Sechaba Breweries, Ltd.                                     62,293
                                                                     -----------

              Brazil - 13.01%
    3,500     Brasil Distr Pao Acu, Sponsored ADR                         79,188
    4,773     CEMIG S.A., Sponsored ADR                                  145,571
   23,200     Centrais Electricas Brasileiras Sponsored ADR              342,200
1,472,200     Cia Paulista de Forca E Luz*                               150,217
    8,000     Cia Cervejaria Brahma, Sponsored ADR                       100,000
  450,000     Cia Cimento Portland Itav*                                  79,802
   12,800     Cia Paranaense Enernergia-Copel, Sponsored ADR             118,400
    9,400     Compania Vale Do Rio Doce, Sponsored ADR                   189,222
   87,000     Light Servicos De Eletrcidade S.A.                          26,704
   14,900     Petroleo Brasileiro S.A., Sponsored ADR                    276,988
    6,400     Telebras, Sponsored ADR                                    698,800
   31,254     Telec De Sao Paulo S.A., Rights*                               500
    6,000     Unibanco, GDR                                              177,000
   17,800     Usinas Sider Minas Gerais                                   90,804
                                                                     -----------
                                                                       2,475,396
                                                                     -----------

              Chile - 3.66%
    7,900     Banco de A. Edwards, Sponsored ADR                         112,081
    6,500     Chilectra S.A., ADR                                        137,322
    3,200     Compania Cerveceri AS Unibas S.A., ADR                      67,600
      449     Cia Telecom Chile Rights*                                        0
    7,100     Cia Telecom Chile, Sponsored ADR                           144,219
    6,500     Distribucion Y Servicio, ADR                                97,500
    2,000     Gener S.A., Sponsored ADR                                   36,500
   11,300     Quinenco S.A., ADR                                         101,700
                                                                     -----------
                                                                         696,922
                                                                     -----------

              China - 0.46%
    6,500     Huaneng Power International, Sponsored ADR*                 87,344
                                                                     -----------

              Czech Republic - 0.78%
   10,800     SPT Telecom As*                                            149,374
                                                                     -----------

              Greece - 4.08%
    1,660     Alpha Credit Bank                                          134,586
    1,660     Alpha Credit Bank, Rights*                                   2,828
    2,200     Delta Informatics S.A.                                     129,771
    6,370     Hellenic Bottling Co.*                                     196,825
    8,988     Hellenic Telecommunication Organization                    230,446
      636     National Bank of Greece S.A.                                81,512
                                                                     -----------
                                                                         775,968
                                                                     -----------

                Hong Kong - 2.78%
  171,000       Anhui Expressway Co., Ltd.                                17,216
  148,000       Beijing Datang Power Generation Co.                       41,546
   28,000       Cheung Kong Infrastructure Holdings                       52,943
  142,000       China Resources Beijing Land                              45,818
   50,000       China Telecom Ltd.*                                       86,797
   26,000       Cosco Pacific, Ltd.                                        9,312
   96,800       Founder Hong Kong, Ltd.                                   41,229
   34,000       Guangnan Holdings                                         11,409
   42,000       Guangong Kelon Electric Holdings Co.                      33,067
   25,000       Guangshen Railway Co., Ltd.                                3,323
   48,000       Legend Holdings, Ltd.                                     14,404
   37,000       New World Infrastructure, Ltd.*                           42,501
   32,000       Ng Fung Hong, Ltd.                                        22,096
   89,000       Qingling Motors Co.                                       24,697
  342,000       Yanzhou Coal Mining Co.*                                  65,327
  102,000       Zhehuang Expressway Co., Ltd.                             17,114
                                                                     -----------
                                                                         528,799
                                                                     -----------

                Hungary - 4.37%
    2,750       Gedeon Richter, GDR                                      219,313
    5,000       Matav Rt.                                                147,188
    5,750       MOL Magyar Olaj, GDR                                     154,963
    6,350       OTP Bank Rt., GDR                                        311,150
                                                                     -----------
                                                                         832,614
                                                                     -----------

                India - 6.82%
    6,000       Great Eastern Shipping Co., GDR                           23,550
    9,200       ITC Limited, Sponsored GDR                               162,150
   29,600       Mahanagar Telephone Nigam Ltd., GDR*                     301,920
   43,000       Mahindra & Mahindra Ltd., GDR                            185,975
   23,000       Reliance Industries Ltd., GDR                            151,800
   24,400       State Bank of India, GDR                                 287,920
      400       Tata Electric Co., Sponsored GDR                          96,000
    8,500       Videsh Sanchar Nigam Ltd., GDR*                           87,974
                                                                     -----------
                                                                       1,297,289
                                                                     -----------

                Indonesia - 0.47%
    2,800       Gulf Indonesia Resources, Ltd.*                           32,200
   19,000       PT Gudang Garam                                           11,283
   22,500       PT Indosat                                                26,416
   67,000       PT Telekomunikasi                                         19,094
                                                                     -----------
                                                                          88,993
                                                                     -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
                Israel - 4.35%
   33,690       Bank Hapoalim                                        $   101,921
   92,000       Bank Leumi Le-Israel                                     183,544
   13,000       Blue Square-Israel, Ltd., ADR*                           200,688
    4,400       NICE-Systems, Ltd., ADR*                                 165,000
    5,000       Teva Pharmaceutical Industries, ADR                      175,938
                                                                     -----------
                                                                         827,091
                                                                     -----------

                Luxembourg - 0.24%
    4,600       Quilmes Industrial, ADR                                   44,850
                                                                     -----------

                Malaysia - 0.31%
    1,500       Berjaya Sports Toto Berhad                                 2,223
    3,000       Magnum Corporation Berhad                                  1,113
   20,000       Resorts World Berhad                                      21,975
    8,000       Tanjong Plc                                               11,084
   18,000       Tenaga Nasional Berhad                                    21,685
                                                                     -----------
                                                                          58,080
                                                                     -----------

                Mauritius - 0.30%
   85,000       State Bank of Mauritius, Ltd.                             56,784
                                                                     -----------

                Mexico - 10.86%
   92,700       Cemex S.A. CPO                                           347,670
  172,000       Cifra S.A. De C.V., Series C*                            238,892
   79,400       Controladora Comercial Mexicana S.A.                      65,567
    7,000       Corporacion Geo S.A.*                                     38,874
    7,000       Fomento Economico Mexicano S.A.                          218,129
   28,500       Grupo Carso S.A., Series A1                              117,197
   31,900       Grupo Financiero Banamex, Series B*                       62,128
   71,000       Grupo Industrial Bimbo, Series A                         143,809
   23,000       Grupo Industrial Saltillo, Class B                        76,790
    4,800       Grupo Vista S.A., Sponsored GDR*                         180,600
   26,000       Kimberley-Clark De Mexico, Series A                       91,870
    8,500       Telefonos de Mexico, Sponsored ADR                       408,531
    2,500       Tubos de Acero de Mexico S.A.                             31,996
    4,200       TV Azteca S.A., Sponsored ADR                             45,411
                                                                     -----------
                                                                       2,067,464
                                                                     -----------

                Pakistan - 0.10%
    3,200       Hub Power Co., ADR                                        19,657
                                                                     -----------

                Peru - 1.42%
   13,200       Telefonica de Peru, Sponsored ADR                        269,775
                                                                     -----------

                Phillipines - 1.77%
  364,000       Ayala Land, Inc.                                         104,748
  877,000       Digital Telecom*                                          27,341
   26,050       Manila Electric Co., Class B                              68,717
    6,000       Phillipine Long Distance Telephone Co.                   136,691
                                                                     -----------
                                                                         337,497
                                                                     -----------

                Poland - 3.98%
   26,600       Bank Handlowy W Warszawie, GDR                           508,060
      600       Bank of Przemyslowo-Handlowy SA                           43,017
   17,700       Exbud S.A., GDR*                                         205,763
                                                                     -----------
                                                                         756,840
                                                                     -----------

                Portugal - 4.40%
    4,068       Banco Espirito Santo                                     122,238
    3,390       Banco Espirito Santo Rights*                               2,403
    4,760       Cimpor-Cimentos De Portugal S.A.                         167,348
    4,110       Jeronimo Martins                                         197,574
    3,750       Mundial Confianca*                                        99,743
    4,670       Portugal Telecom S.A.                                    247,667
                                                                     -----------
                                                                         836,973
                                                                     -----------

                Russia - 1.51%
   12,080       Gazprom, ADR                                             134,994
    3,450       LUKoil Holding, Sponsored ADR                            117,300
    2,750       Unified Energy Systems, GDR                               36,094
                                                                     -----------
                                                                         288,388
                                                                     -----------

               South Africa - 7.46%
    8,600      ABSA Group, Ltd.                                           53,659
    2,800      Anglo America Corporation of South Africa                  94,435
    2,000      Anglo American Industrial Corp., Ltd.                      33,390
   30,247      Barlow, Ltd.                                              159,396
    6,200      Dimension Data Holdings, Ltd.*                             33,457
    9,000      Ellerine Holdings, Ltd.                                    49,325
    9,000      Fedsure Holdings, Ltd.                                    109,275
  148,500      FirstRand, Ltd.                                           227,884
   23,000      Ingwe Coal Corp., Ltd.                                     65,936
   20,100      LA Retail Stores, Ltd.                                     37,116
   58,000      Malbak, Ltd.                                               39,123
   27,000      Nampak, Ltd.                                               63,744
   17,100      Rembrandt Group, Ltd.                                     106,695
   23,000      Sasol, Ltd.                                               133,229
    6,600      South African Breweries, Ltd.                             158,415
   11,900      South African Druggists, Ltd.                              55,386
                                                                     -----------
                                                                       1,420,465
                                                                     -----------

               South Korea - 4.13%
   20,000      Daewood Heavy Industries                                   60,889
   14,875      Kookmin Bank                                               55,253
   20,008      Kookmin Bank, Sponsored GDR (B)                            78,530
    5,000      Korea Electric Power Corp.                                 53,350
   17,000      LG Electronics                                            139,294
      800      Pohang Iron & Steel Co.                                    22,607
    1,600      Samsung Display Devices Co.                                43,700
    7,000      Samsung Electronics Co.                                   216,679
    6,000      Samsung Heavy Industries*                                  29,934
   12,000      Shinhan Bank                                               39,854
      150      SK Telecom Co., Ltd.                                       46,759
                                                                     -----------
                                                                         786,849
                                                                     -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                               (Note 2)
--------------------------------------------------------------------------------

               Taiwan - 4.11%
      8,000    Acer Inc., GDR*                                       $    46,400
     14,900    Asustek Computer, Inc., GDR*                              119,386
      5,000    Fubon Insurance Co., GDR*                                  86,875
     23,100    R.O.C Taiwan Fund                                         155,925
      9,600    Siliconware Precision Industries Co., GDR*                 77,520
      7,000    Taiwan Fund Inc.                                           94,063
     10,450    Taiwan Semiconductor Manufacturing Co., ADR*              176,343
      3,000    Teco Electric & Machinery, GDR                             25,305
                                                                     -----------
                                                                         781,817
                                                                     -----------

               Thailand - 0.57%
      4,000    Advanced Info Service Public Co., Ltd.                     17,062
     21,000    Electricity Generating Public Co., Ltd.*                   32,595
      5,000    PTT Exploration & Production Public Co., Ltd.*             37,915
     23,000    Thai Farmers Bank Public Co.*                              20,302
                                                                     -----------
                                                                         107,874
                                                                     -----------

               Turkey - 2.19%
    892,242    Akbank Non Tradable Receipts*                              22,918
  1,586,208    Akbank T.A.S.                                              51,226
    132,160    Migros Turk T.A.S.                                        129,033
     17,700    Turkiye Is Bankasi, Series C                                  715
  8,374,730    Yapi Ve Kredi Bankasi                                     213,850
                                                                     -----------
                                                                         417,742
                                                                     -----------

               Venezuela - 0.39%
      3,000    Compania Anonima Telefonos De Venezula, ADR                75,000
                                                                     -----------

               Zimbabwe - 0.26%
     65,000    NMBZ Holdings, Ltd.*                                       50,375
                                                                     -----------
               Total Common Stocks                                    16,983,938
               (Cost $20,083,398)                                    -----------


PREFERRED STOCKS - 2.57%

               Brazil -2.57%
      2,320    Centrais Geradoras DO ADR, Series B*                       15,950
    315,000    Petroleo Brasileiro S.A., ADR                              58,558
    665,000    Telec De Sao Paulo S.A.                                   156,396
    252,000    Telepar                                                    63,188
    665,000    Telesp Celular S.A. Series B                               55,199
     26,700    Usinas Siderurgicas, Sponsored ADR                        140,174
                                                                     -----------
               Total Preferred Stocks                                    489,465
               (Cost $582,351)                                       -----------


                                                                        Value
Par Value                                                             (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION (A) - 6.56%

             Federal National Mortgage Association
$1,250,000   5.44%, 07/06/98                                        $  1,249,056
                                                                    ------------
             Total U.S. Government Agency Obligation                   1,249,056
             (Cost $1,249,056)                                      ------------


COMMERCIAL PAPER (A) - 0.36%

825,000,000  Sertifikat Bank of Indonesia/(1)/
             4.87%, 07/03/98                                              68,107
                                                                    ------------
             Total Commercial Paper                                       68,107
             (Cost $68,107)                                         ------------


Total Investments - 98.73%                                            18,790,566
(Cost $21,982,912)                                                  ------------

Net Other Assets and Liabilities - 1.27%                                 241,258
                                                                    ------------
Net Assets - 100.00%                                                $ 19,031,824
                                                                    ============

--------------------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.
(B) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $78,530 or 0.41% of net assets.
/(1)/Par Value denominated in Indonesia Rupiahs. Market Value denominated in
     U.S. dollars.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


             Industry Concentration of Common and Preferred Stocks
             -----------------------------------------------------
                          as Percentage of Net Assets:
                          ----------------------------
Finance                                                                 18.39%
Utilities                                                               14.63
Food and Beverage                                                        9.45
Telecommunications                                                       7.94
Electronics                                                              6.96
Building and Construction                                                6.06
Retail                                                                   5.38
Energy                                                                   5.24
Basic Materials                                                          5.17
Diversified Operations                                                   3.72
Chemicals and Drugs                                                      2.37
Computers and Technology                                                 2.26
Transportation                                                           1.25
Business Services                                                        1.24
Tobacco                                                                  0.91
Closed End Funds                                                         0.82
Leisure and Entertainment                                                0.02
                                                                       ------
Total                                                                   91.81%
                                                                       ======


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $21,982,912. Net unrealized appreciation (depreciation) aggregated $(3,192,346) of which $616,811 related to appreciated investment securities and $(3,809,157) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $24,815,380 and $3,813,198 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.43%

                  Computers and Software - 16.79%
    267,900       Apple Computer, Inc.*                              $ 7,685,381
    176,800       Autodesk Inc.                                        6,828,900
    244,800       BMC Software, Inc.*                                 12,714,300
    253,600       Cadence Design Systems, Inc.*                        7,925,000
    168,800       Citrix Systems, Inc.*                               11,541,700
    178,900       Computer Task Group                                  5,993,150
    162,100       Compuware Corp.                                      8,287,363
    104,400       Comverse Technology, Inc.*                           5,415,750
    154,100       Dell Computer Corp.*                                14,302,406
    181,100       Information Management Resources                     6,123,444
    267,000       Learning Company, Inc.*                              7,909,875
    205,100       Paychex Inc.                                         8,345,006
    212,000       PeopleSoft, Inc.*                                    9,964,000
    118,300       Pomeroy Computer Resources, Inc.                     3,083,194
    290,478       Siebel Systems, Inc.*                                9,367,916
                                                                     -----------
                                                                     125,487,385
                                                                     -----------

                  Technology - 11.77%
    169,800       Applied Power, Inc.                                  5,836,875
    182,200       Avid Technology, Inc.*                               6,103,700
    445,200       DSP Communications*                                  6,121,500
    164,400       EMC Corp.*                                           7,367,175
     87,500       Microsoft Corp.*                                     9,482,813
    177,336       Network Associates, Inc.*                            8,489,961
    298,000       Premisys Communications, Inc.*                       7,412,750
    351,200       Unisys Corp.*                                        9,921,400
    202,100       Veritas DGC, Inc.*                                   7,788,550
    130,900       VISX Inc.*                                          10,092,369
     59,300       Yahoo!, Inc.*                                        9,339,750
                                                                     -----------
                                                                      87,956,843
                                                                     -----------

                  Consumer Products - 10.29%
    199,350       American Eagle Outfitters*                           7,687,434
    442,600       Burlington Industries, Inc.*                         6,224,063
    468,200       Best Buy Co., Inc.*                                 16,913,725
    250,100       Intimate Brands, Inc.                                6,893,381
    139,800       Maytag Corp.                                         6,902,625
    219,900       Nautica Enterprises, Inc.*                           5,896,069
    350,000       Safeskin Corp.*                                     14,393,750
     90,800       Timberland Co. Class A*                              6,531,925
    249,700       Wolverline Worldwide Inc.                            5,415,369
                                                                     -----------
                                                                      76,858,341
                                                                     -----------

                  Retail - 8.83%
    170,500       Costco Cos., Inc.*                                  10,752,156
    290,700       Fingerhut Cos., Inc.                                 9,593,100
    167,100       Fleming Cos., Inc.                                   2,934,694
    248,200       Jones Apparel Group, Inc.*                           9,074,813
    113,300       Michaels Stores, Inc.*                               3,997,366
    364,200       Pier 1 Imports, Inc.                                 8,695,275
    262,000       Ross Stores, Inc.                                   11,266,000
    400,800       TJX Cos., Inc.                                       9,669,300
                                                                     -----------
                                                                      65,982,704
                                                                     -----------
                  Finance - 8.43%
    228,600       AmeriCredit Corp.                                  $ 8,158,163
    141,370       Bear Stearns Cos., Inc.                              8,040,419
    135,100       Capital One Financial Corp.                         16,777,731
    106,300       Equitable Cos., Inc.                                 7,965,856
    132,900       Financial Security Assurance                         7,807,875
    219,300       Fidelity National Financial, Inc.                    8,730,881
    150,900       Mutual Risk Management, Ltd.*                        5,498,419
                                                                     -----------
                                                                      62,979,344
                                                                     -----------

                Durable Goods - 8.36%
   100,300      Arvin Industries, Inc.                                 3,642,144
   137,700      Caterpillar, Inc.                                      7,280,888
   282,000      CIBER, Inc.*                                          10,716,000
   131,300      Dana Corp.                                             7,024,550
    64,600      Federal-Mogul Corp.                                    4,360,500
   152,700      Ingersoll-Rand Co.                                     6,728,344
    40,900      Johnson Controls, Inc.                                 2,333,856
   130,200      Ladd Furniture, Inc.                                   3,906,000
   123,700      Tellabs, Inc.*                                         8,860,013
   383,000      Varco International, Inc.*                             7,588,188
                                                                     -----------
                                                                      62,440,483
                                                                     -----------

                Capital Goods - 5.57%
   183,700      Fleetwood Enterprises                                  7,348,000
   103,700      Manitowoc Inc.                                         4,186,888
   190,400      McDermott International, Inc.                          6,556,900
    54,400      NACCO Industries, Inc., Class A                        7,031,200
   283,800      Navistar International Corp.*                          8,194,725
    82,500      Precision Castparts, Inc.                              4,403,438
    94,800      Trinity Industries, Inc.                               3,934,200
                                                                     -----------
                                                                      41,655,351
                                                                     -----------

                Health Services - 4.45%
   150,200      Allegiance Corp.                                       7,697,750
   226,800      General Nutrition Cos., Inc.*                          7,059,150
   319,000      HBO & Co.                                             11,244,750
   192,600      Integrated Health Services, Inc.                       7,222,500
                                                                     -----------
                                                                      33,224,150
                                                                     -----------

                Consumer Service - 3.71%
   218,100      AccuStaff, Inc.*                                       6,815,625
   268,500      ACNielson Corp.*                                       6,779,625
   268,600      FileNet Corp.*                                         7,755,825
   192,000      Harte-Hanks, Inc.                                      4,956,000
    26,100      Robert Half International, Inc.*                       1,458,338
                                                                     -----------
                                                                      27,765,413
                                                                     -----------

                Chemicals and Drugs - 3.52%
   129,200      Cooper Cos., Inc.*                                     4,707,724
   247,300      Lyondell Petrochemical Co.                             7,527,193
   154,900      Medicis Pharmaceutical Corp., Class A*                 5,653,850
   171,200      Quintiles Transnational Corp.*                         8,420,900
                                                                     -----------
                                                                      26,309,667
                                                                     -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
     Shares                                                            (Note 2)
--------------------------------------------------------------------------------
                 Electronics - 3.33%
     300,700     Inter-Tel Inc.                                    $  4,811,200
      58,100     Linear Technology Corp.                              3,504,156
      86,400     Sanmina Corp.*                                       3,747,600
      80,000     Thomas & Betts Corp.                                 3,940,000
     288,000     Vitesse Semiconductor Corp.*                         8,892,000
                                                                   -------------
                                                                     24,894,956
                                                                   -------------

                 Transportation Services - 2.29%
     241,200     Airborne Freight Corp.                               8,426,925
     244,000     Hunt (J.B.) Transport Services, Inc.                 8,692,500
                                                                   -------------
                                                                     17,119,425
                                                                   -------------

                 Real Estate - 2.23%
     284,000     Lennar Corp.                                         8,378,000
     276,000     Pulte Corp.                                          8,245,500
                                                                   -------------
                                                                     16,623,500
                                                                   -------------

                 Metals and Mining - 2.15%
     613,300     Bethlehem Steel Corp.*                               7,627,919
     165,900     Fluor Corp.                                          8,460,900
                                                                   -------------
                                                                     16,088,819
                                                                   -------------

                 Consumer Staples - 2.08%
     209,800     Danaher Corp.*                                       7,697,037
     235,500     Interstate Bakeries Corp.                            7,815,655
                                                                   -------------
                                                                     15,512,692
                                                                   -------------
                 Aerospace-Airlines - 1.94%
      59,000     Continental Airlines, Inc., Class B*                 3,591,624
      85,300     Northwest Airlines Corp., Class A*                   3,289,381
      82,000     United Technologies Corp.                            7,585,000
                                                                   -------------
                                                                     14,466,005
                                                                   -------------

                 Food Services - 1.87%
     355,500     Brinker International, Inc.                          6,843,374
     454,500     Buffets, Inc.                                        7,129,968
                                                                   -------------
                                                                     13,973,342
                                                                   -------------
                 Recreational Equipment - 0.82%
      78,500     Anchor Gaming*                                       6,093,563
                                                                   -------------
                 Total Common Stocks                                735,431,983
                 (Cost $563,594,887)                               -------------


Par Value
---------

COMMERCIAL PAPER (A) - 2.00%

$14,929,000  Merrill Lynch, Pierce, Fenner and Smith
             6.10%, 07/01/98                                         14,929,000
                                                                   -------------
             Total Commercial Paper                                  14,929,000
             Cost ($14,929,000)                                    -------------


   Shares
   ------

INVESTMENT COMPANIES - 0.07%

      3,953  ILA Prime Obligation Money Market Fund                       3,953
    550,870  ILA Prime Obligation Portfolio Fund, Class B               550,870
                                                                   -------------
             Total Investment Companies                                 554,823
             (Cost $554,823)                                       -------------


Total Investments - 100.50%                                         750,915,806
                                                                   -------------
(Cost $579,078,710)
Net Other Assets and Liabilities - (0.50)%                           (3,728,569)
                                                                   -------------
Net Assets - 100.00%                                               $747,187,237
                                                                   =============

---------------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $579,078,710. Net unrealized appreciation (depreciation) aggregated $171,837,096 of which $196,225,708 related to appreciated investment securities and $(24,388,612) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $397,042,028 and $361,074,789 of non-governmental issuers, respectively.

At June 30, 1998, the value of the securities loaned and the value of collateral amounted to $109,045,807 and $109,199,150, respectively.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

-------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
                                                               Value
   Shares                                                     (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.69%

           Retail - 13.38%
  119,000  AutoZone, Inc.                                $    3,800,563
   84,000  BJ's Wholesale Club, Inc.                          3,412,500
   92,000  Circuit City Stores Co.                            4,312,500
  277,000  Corporate Express, Inc.                            3,514,438
   55,000  Costco Cos., Inc.                                  3,468,438
   89,000  General Nutrition Cos., Inc.                       2,770,125
   74,500  Gymboree Corp.                                     1,129,141
   69,500  Henry Schein, Inc.                                 3,205,688
   57,800  Kohl's Corp.                                       2,998,375
   70,000  Meyer (Fred), Inc.                                 2,975,000
  102,250  MSC Industrial Co., Class A                        2,914,125
   80,800  Shopko Stores, Inc.                                2,747,200
                                                         --------------
                                                             37,248,093
                                                         --------------

           Finance - 10.45%
   70,000  ACE, Ltd.                                          2,730,000
   87,000  AMRESCO, Inc.                                      2,533,875
   43,400  Capital One Financial Corp.                        5,389,738
   59,000  Finova Group, Inc.                                 3,340,875
   14,000  Heller Financial, Inc.                               420,000
   67,000  PartnerRe, Ltd.                                    3,417,000
   79,000  Protective Life Corp.                              2,898,313
  108,000  Security Capital Group, Inc.                       2,875,500
  113,000  Waddell & Reed Financial, Inc., Class A            2,704,938
   51,500  Franklin Resources, Inc.                           2,781,000
                                                         --------------
                                                             29,091,239
                                                         --------------

           Business Services - 10.21%
    8,800  AccuStaff, Inc.                                      275,000
   26,000  Acxiom Corp.                                         648,375
   20,300  ADVO, Inc.                                           572,206
   44,800  Catalina Marketing Corp.                           2,326,800
   38,500  Cendant Corp.                                        803,688
   70,000  Checkfree Holdings Corp.                           2,060,625
   86,000  Corrections Corp. of America                       2,021,000
  117,000  Iterim Services Co.                                3,758,625
   72,600  National Data Corp.                                3,176,250
   75,800  NOVA Corp.                                         2,709,850
  185,775  Outdoor Systems, Inc.                              5,201,700
   47,900  Romac International, Inc.                          1,454,963
   70,000  Sterling Commerce Corp.                            3,395,000
                                                         --------------
                                                             28,404,082
                                                         --------------

           Computers and Software - 8.30%
  143,000  Affiliated Computer Services Corp., Class A        5,505,500
   49,600  BMC Software, Inc                                  2,576,100
   68,000  DST Systems, Inc.                                  3,808,000
   29,400  Learning Company, Inc.                               870,976
   57,150  Networks Associates, Inc.                          2,736,056
  118,000  Renaissance Worldwide, Inc.                        2,566,500
   70,000  Security Dynamics Technology, Inc.                 1,295,000
   97,000  Sungard Data Systems, Inc.                         3,722,375
                                                         --------------
                                                             23,080,507
                                                         --------------

           Communications - 7.80%
   75,800  Comcast Corp., Class A                             3,077,006
   59,000  Cox Communications Corp., Class A                  2,857,813
   47,000  Jacor Communications, Inc.                         2,773,000
  134,000  Omnipoint Corp.                                    3,073,625
  232,000  Paging Network, Inc.                               3,248,000
   35,500  Vanguard Cellular Systems, Inc.                      670,063
  190,000  Western Wireless Corp Cia                          3,788,125
   59,200  Univision Communications, Inc.                     2,205,200
                                                         --------------
                                                             21,692,832
                                                         --------------

           Electronics - 7.77%
  112,000  Analog Devices, Inc.                               2,751,000
   73,000  Anixter International, Inc.                        1,391,563
  123,000  Berg Electronics Corp.                             2,406,188
   85,500  Maxim Integrated Products, Inc.                    2,709,281
   70,000  Microchip Technology, Inc.                         1,828,750
   46,200  PMC Sierra, Inc.                                   2,165,625
   73,000  Synopsys, Inc.                                     3,339,750
   75,000  Teleflex, Inc.                                     2,850,000
   64,000  Xilinx, Inc.                                       2,176,000
                                                         --------------
                                                             21,618,157
                                                         --------------

           Chemicals and Drugs - 7.02%
   32,400  Agouron Pharmaceuticals, Inc.                        982,125
   69,300  ALZA Corp.                                         2,997,225
   75,000  Centocor, Inc.                                     2,718,750
  154,000  Covance, Inc.                                      3,599,750
  118,000  Dura Pharmaceuticals, Inc.                         2,640,250
   58,800  Great Lakes Chemical Corp.                         2,318,925
   28,000  Medimmune, Inc.                                    1,746,500
   72,000  Teva Pharmaceutical Industries, Inc., ADR          2,533,500
                                                         --------------
                                                             19,537,025
                                                         --------------

           Health Services - 6.92%
  101,000  Biogen, Inc.                                       4,949,000
   84,000  Gilead Sciences, Inc.                              2,693,250
   83,000  Omnicare, Inc.                                     3,164,375
  119,000  Quorum Health Group, Inc.                          3,153,500
   23,000  Scherer (R.P.) Corp.                               2,038,375
   94,000  Total Renal Care Holdings, Inc.                    3,243,000
                                                         --------------
                                                             19,241,500
                                                         --------------

           Leisure-Entertainment - 5.33%
  123,600  Galileo International, Inc.                        5,569,725
   62,000  Premier Parks, Inc.                                4,107,500
   64,815  Royal Caribbean Cruises, Ltd.                      5,152,793
                                                         --------------
                                                             14,830,018
                                                         --------------

           Food Services - 3.74%
   59,000  Sodexho Mariott Services, Inc.                     1,711,000
   65,000  Suiza Foods Corp.                                  3,879,688
  137,000  U.S. Foodservice, Inc.                             4,803,563
                                                         --------------
                                                             10,394,251
                                                         --------------


                       See Notes to Financial Statements.                    F-7

--------------------------------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                              Value
Shares                                                       (Note 2)
-----------------------------------------------------------------------

           Energy - 3.58%
   48,000  Camco International, Inc.                       $  3,738,000
   31,800  Cooper Cameron Corp.                               1,621,800
  121,000  Ocean Energy, Inc.                                 2,367,063
   64,000  Smith International, Inc.                          2,228,000
                                                           ------------
                                                              9,954,863
                                                           ------------

           Textiles - 2.39%
  157,000  Warnaco Group, Inc., Class A                       6,662,687
                                                           ------------

           Medical Equipment - 1.93%
  120,000  Sybron International Corp.                         3,030,000
   51,000  U.S. Surgical Corp.                                2,326,874
                                                           ------------
                                                              5,356,874
                                                           ------------

           Consumer Staples - 1.45%
  109,600  Danaher Corp.                                      4,020,950
                                                           ------------

           Aerospace - 1.33%
  127,000  BE Aerospace, Inc.                                 3,698,875
                                                           ------------

           Metals/Mining - 1.22%
  294,400  Battle Mountain Gold Co.                           1,748,000
  118,000  Cambior, Inc.                                        693,250
  311,700  TVX Gold, Inc.                                       954,580
                                                           ------------
                                                              3,395,830
                                                           ------------

           Restaurants - 1.12%
   80,000  Outback Steakhouse, Inc.                           3,120,000
                                                           ------------

           Utilities - 0.92%
   51,800  USA Waste Services, Inc.                           2,557,625
                                                           ------------

           Real Estate - 0.83%
  102,000  Indymac Mortgage Holdings, Inc., REIT              2,320,500
                                                           ------------
           Total Common Stocks                              266,225,908
           (Cost $258,415,333)                             ------------


FOREIGN COMMON STOCK - 1.22%

           Canada
    8,700  Fairfax Financial Holdings, Ltd.                   3,393,565
                                                           ------------
           Total Foreign Common Stock                         3,393,565
           (Cost $3,010,437)                               ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 3.19%


           Federal Home Loan
           Mortgage Corporation - 2.66%
$7,402,000 5.46%, 07/14/98                                    7,387,406
                                                           ------------

           Federal National
           Mortgage Association - 0.53%
1,484,000  5.45%, 08/10/98                                    1,475,004
                                                           ------------
           Total U.S. Government Agency Obligations           8,862,410
           (Cost $8,862,410)                               ------------


Total Investments - 100.10%                                 278,481,883
                                                           ------------
(Cost $270,288,180)
Net Other Assets and Liabilities - (0.10)%                     (274,295)
                                                           ------------
Net Assets - 100.00%                                       $278,207,588
                                                           ============

--------------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.
REIT   Real Estate Investment Trust.





FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $270,288,180. Net unrealized appreciation (depreciation) aggregated $8,193,703, of which $23,942,507 related to appreciated investment securities and $(15,748,804) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforward of $1,543,496 which expires in 2004.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $308,449,637 and $293,832,402 of non-governmental issuers, respectively.



F-8                    See Notes to Financial Statements.

-------------------------------------------------------------------------------

                          SELECT VALUE OPPORTUNITY FUND

-------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
                                                             Value
   Shares                                                   (Note 2)
---------------------------------------------------------------------
COMMON STOCKS - 85.38%

           Durable Goods - 21.70%
  235,333  CommScope, Inc.*                              $  3,809,452
  180,200  Comsat Corp.                                     5,101,913
  125,100  GTECH Holdings Corp.*                            4,214,306
  226,700  Hussmann International, Inc.                     4,250,625
   60,000  Kaydon Corp.                                     2,118,750
  712,600  Laidlaw Environmental Services*                  2,583,175
  170,000  MascoTech, Inc.                                  4,080,000
   90,000  Perkin-Elmer Corp.                               5,596,875
  253,700  Raychem Corp.                                    7,500,006
   94,100  Thomas & Betts Corp.                             4,634,425
  151,800  UCAR International, Inc.*                        4,430,663
  129,000  Unifi, Inc.                                      4,418,250
                                                         ------------
                                                           52,738,440
                                                         ------------

           Energy - 16.93%
   75,000  Amerada Hess Corp.                               4,073,437
   73,500  Ashland, Inc.                                    3,794,438
  115,000  Coastal Corp.                                    8,028,438
   91,200  Columbia Energy Group                            5,073,000
  275,600  EEX Corp.*                                       2,583,750
  264,000  MarketSpan Corp.*                                7,903,500
  233,606  Ocean Energy, Inc.*                              4,569,917
  184,216  Sempra Energy*                                   5,111,980
                                                         ------------
                                                           41,138,460
                                                         ------------

           Finance - 9.83%
  176,300  Golden State Bancorp, Inc.                       5,244,925
  161,300  Golden State Bancorp, Inc., Warrants*              856,905
   13,500  Jefferson-Pilot Corp.                              782,156
  178,280  Sovereign Bancorp, Inc.                          2,913,764
  140,400  Torchmark Corp.                                  6,423,300
  221,800  TrizecHahn Corp.                                 4,754,838
   49,386  Union Planters Corp.                             2,904,514
                                                         ------------
                                                           23,880,402
                                                         ------------

           Consumer Products - 8.12%
  229,200  Owens-Illinois, Inc.*                           10,256,700
  143,600  Snap-On, Inc.                                    5,205,500
  122,100  World Color Press, Inc.*                         4,273,500
                                                         ------------
                                                           19,735,700
                                                         ------------

           Utilities - 5.58%
  309,000  Cincinnati Bell, Inc.                            8,845,125
  135,900  Montana Power Co.                                4,722,525
                                                         ------------
                                                           13,567,650
                                                         ------------

           Building and Construction - 5.48%
  134,600  Applied Power, Inc.                              4,626,875
   96,600  Dal-Tile International, Inc.*                      947,888
  121,100  Ingersoll-Rand, Co.                              5,335,969
  127,500  Walter Industries, Inc.*                         2,414,531
                                                         ------------
                                                           13,325,263
                                                         ------------

           Retail - 5.29%
  214,500  Meyer (Fred), Inc.                               9,116,250
  110,200  Shopko Stores, Inc.*                             3,746,800
                                                         ------------
                                                           12,863,050
                                                         ------------

           Health Care - 5.27%
  125,000  Allergan, Inc.                                   5,796,875
   81,100  Vencor, Inc.*                                      587,975
   86,900  Wellpoint Health Networks, Inc., Class A*        6,430,600
                                                         ------------
                                                           12,815,450
                                                         ------------

           Technology - 4.17%
  209,300  General Instrument Corp.*                        5,690,344
  336,200  National Semiconductor Corp.*                    4,433,637
                                                         ------------
                                                           10,123,981
                                                         ------------

           Consumer Staples - 2.08%
  220,000  Whitman Corp.                                    5,046,250
                                                         ------------

           Metals and Mining - 0.93%
  213,400  MacMillan Bloedel, Ltd.                          2,267,375
                                                         ------------
           Total Common Stocks                            207,502,021
                                                         ------------
           (Cost $187,944,152)

Par Value
---------

COMMERCIAL PAPER (A) - 6.98%

$1,000,000 Alliance & Leicester, Plc
           5.95%, 07/06/98                                    999,174
  500,000  Banc One Funding Corp.
           5.48%, 07/06/98                                    499,619
2,500,000  Cargill Financial Services Corp.
           5.65%, 07/07/98                                  2,497,646
3,000,000  Distribution Funding Corp.
           5.80%, 07/08/98                                  2,996,617
2,000,000  Ford Motor Credit Corp.
           5.64%, 07/01/98                                  2,000,000
2,000,000  International Business Machines Corp.
           5.62%, 07/01/98                                  2,000,000
  500,000  Merrill Lynch & Co., Inc.
           5.50%, 09/08/98                                    494,630
  500,000  Merrill Lynch & Co., Inc.
           5.50%, 10/01/98                                    492,884



                       See Notes to Financial Statements.                    F-9

-------------------------------------------------------------------------------

                          SELECT VALUE OPPORTUNITY FUND

-------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
                                                               Value
Par Value                                                     (Note 2)
-----------------------------------------------------------------------
COMMERCIAL PAPER (continued)

$ 500,000  Merrill Lynch & Co., Inc.
           5.50%, 01/04/99                               $      485,722
2,000,000  OGE Energy Corp.
           5.70%, 07/02/98                                    1,999,683
2,500,000  Oyster Creek Fuel Corp.
           5.75%, 07/06/98                                    2,498,003
                                                         --------------
           Total Commercial Paper                            16,963,978
                                                         --------------
           (Cost $16,964,188)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 3.29%

           U.S. Treasury Bills - 1.65%
2,000,000  4.70%, 07/02/98                                    1,999,739
2,000,000  4.74%, 07/09/98                                    1,997,893
                                                         --------------
                                                              3,997,632
                                                         --------------

           Federal Home Loan
           Mortgage Corporation - 1.64%
1,000,000  5.35%, 07/01/98                                    1,000,000
3,000,000  5.41%, 07/07/98                                    2,997,300
                                                         --------------
                                                              3,997,300
                                                         --------------
           Total U.S. Government and
           Agency Obligations                                 7,994,932
                                                         --------------
           (Cost $7,994,932)

INVESTMENT COMPANIES - 4.43%

1,015,158  ILA Prime Obligation Money Market Fund             1,015,158
1,015,126  ILA Prime Obligation Portfolio Fund, Class B       1,015,126
  402,500  John Hancock Bank and Thrift Opportunity Fund      4,804,844
  391,600  Pilgrim America Prime Rate Trust                   3,916,000
                                                         --------------
           Total Investment Companies                        10,751,128
                                                         --------------
           (Cost $9,314,752)
Total Investments - 100.08%                                 243,212,059
                                                         --------------
(Cost $222,218,024)
Net Other Assets and Liabilities - (0.08)%                     (185,702)
                                                         --------------
Net Assets - 100.00%                                     $  243,026,357
                                                         ==============



-------------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $222,218,024. Net unrealized appreciation (depreciation) aggregated $20,994,035 of which $31,545,887 related to appreciated investment securities and $(10,551,852) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $594,977.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $110,131,642 and $88,524,545 of non-governmental issuers, respectively.




F-10                   See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 93.74%

           Australia - 4.58%
  656,320  National Australia Bank, Ltd.                          $   8,677,849
1,373,000  News Corp., Ltd.                                          11,233,182
1,062,800  Telstra Corp.                                              2,731,296
                                                                  -------------
                                                                     22,642,327
                                                                  -------------
           Canada - 0.52%
   42,550  Royal Bank of Canada                                       2,558,985
                                                                  -------------
           Denmark - 0.46%
   23,770  Tele Danmark                                               2,283,747
                                                                  -------------
           France - 6.13%
   29,211  Alcatel Alsthom                                            5,947,820
   44,240  Axa                                                        4,975,966
   57,180  Michelin, Class B                                          4,061,670
   16,570  Total SA, Class B                                          9,159,188
   28,845  Vivendi                                                    6,159,567
                                                                  -------------
                                                                     30,304,211
                                                                  -------------

           Germany - 8.91%
    2,799  Bayerische Motoren Werke (BMW) AG                          2,826,787
   63,580  Bayerische Motoren Werke (BMW) AG (New)                      835,032
   63,580  Bayerische Vereinsbank AG                                  5,412,639
  124,595  Hoechst AG                                                 6,225,949
  183,650  Mannesmann AG                                             18,649,168
   99,220  Veba AG                                                    6,768,377
    4,873  Viag AG                                                    3,297,133
                                                                  -------------
                                                                     44,015,085
                                                                  -------------

           Hong Kong - 1.04%
  210,600  HSBC Holdings                                              5,150,839
                                                                  -------------
           Ireland - 0.13%
  218,900  Smurfit (Jefferson) Group                                    651,268
                                                                  -------------
           Italy - 2.00%
  365,835  ENI                                                        2,398,750
1,015,900  Telecom Italia                                             7,481,667
                                                                  -------------
                                                                      9,880,417
                                                                  -------------
           Japan - 12.77%
  523,000  Canon, Inc.                                               11,914,733
  233,000  Dai Nippon Printing Co., Ltd.                              3,732,516
  202,000  Honda Motor Co., Ltd.                                      7,216,894
  281,000  Kao Corp.                                                  4,349,027
   22,700  Keyence Corp.                                              2,478,990
  107,000  Murata Manufacturing Co., Ltd.                             3,482,317
   44,000  Rohm Co., Ltd.                                             4,534,606
  264,000  Shiseido Co., Ltd.                                         3,009,069
  146,200  Sony Corp.                                                12,635,351
  365,000  Takeda Chemical Industries, Ltd.                           9,740,725
                                                                  -------------
                                                                     63,094,228
                                                                  -------------
           Malaysia - 0.22%
  349,000  Hume Industries, Berhad                                      262,365
1,181,200  Sime-Darby, Berhad                                           813,983
                                                                  -------------
                                                                      1,076,348
                                                                  -------------
           Mexico - 0.31%
  811,700  Grupo Financiero Banamex, Series B*                        1,537,492
                                                                  -------------
           Netherlands - 9.60%
  181,762  ABN-Amro Holdings                                          4,256,449
  283,495  Elsevier, NV                                               4,281,749
  314,292  ING Groep, NV                                             20,595,624
   91,525  Kloninklijke Ahold NV                                      2,940,291
  129,160  Kloninklijke KPN NV                                        4,975,391
   69,650  Kloninklijke Numico NV                                     2,182,720
   88,380  Royal Dutch Petroleum                                      4,904,565
  129,160  TNT Post Group NV*                                         3,304,219
                                                                  -------------
                                                                     47,441,008
                                                                  -------------
           Philippines - 0.20%
  748,130  San Miguel, Class B                                          986,742
                                                                  -------------
           Portugal - 0.31%
   64,542  Electricidade De Portugal                                  1,501,318
                                                                  -------------
           Singapore - 2.04%
  673,000  City Developments, Ltd.                                    1,885,199
  822,900  Development Bank of Singapore                              4,566,240
  436,600  Fraser and Neave, Ltd., Ord                                1,176,358
  367,233  Singapore Press                                            2,462,748
                                                                  -------------
                                                                     10,090,545
                                                                  -------------
           Spain - 1.80%
  315,620  Banco De Santander                                         8,078,308
   17,350  Telefonica                                                   802,162
                                                                  -------------
                                                                      8,880,470
                                                                  -------------
           Switzerland - 13.04%
    3,772  Alusuisse Lonza Holdings, REGD                             4,792,530
    6,849  Nestle SA                                                 14,681,275
    8,971  Novartis AG                                               14,952,654
      656  Roche Holdings AG                                          6,452,566
    5,779  Schweiz Ruckverisch, REGD                                 14,639,268
   23,860  UBS AG, REGD                                               8,886,641
                                                                  -------------
                                                                     64,404,934
                                                                  -------------
           Thailand - 0.29%
1,155,000  Bangkok Bank Public Co., Ltd.                              1,423,223
                                                                  -------------
           United Kingdom - 29.39%
  471,050  Barclays Bank, Plc                                        13,590,930
1,285,150  B.A.T. Industries, Plc                                    12,874,889
  517,000  Cable & Wireless, Plc                                      6,284,350
  360,030  Cadbury Schweppes, Plc                                     5,575,593
  666,040  Diageo, Plc                                                7,895,817
  381,050  Glaxo Wellcome, Plc                                       11,445,943



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

           United Kingdom (continued)
  541,850  Granada Group, Plc                                     $   9,970,091
  209,360  Kingfisher, Plc                                            3,373,335
  821,650  Ladbroke Group, Plc                                        4,513,581
  728,650  Lloyds TSB Group, Plc                                     10,201,416
  124,460  National Westminster, Plc                                  2,225,654
  753,900  Prudential Corp., Plc                                      9,938,122
  588,300  Safeway, Plc                                               3,855,467
  212,900  Scottish Power, Plc                                        1,866,265
1,128,550  Shell Transportation & Trading, Plc                        7,951,914
  379,700  Siebe, Plc                                                 7,588,801
  545,750  TI Group, Plc                                              4,146,136
  905,650  Vodafone Group, Plc                                       11,500,005
  242,650  Zeneca Group Ord                                          10,420,527
                                                                  -------------
                                                                    145,218,836
                                                                  -------------
           Total Common Stocks                                      463,142,023
           (Cost $367,118,184)                                    -------------


PREFERRED STOCK - 0.22%

  153,835  News Corp., Ltd. (Australia)                               1,092,441
                                                                  -------------
           Total Preferred Stock                                      1,092,441
           (Cost $632,568)                                        -------------


INVESTMENT COMPANIES - 6.22%

 7,499,118 Federated Investors                                        7,499,118
10,217,477 ILA Prime Obligation Portfolio Fund, Class B              10,217,477
13,015,168 SSgA Prime Money Market Fund                              13,015,168
                                                                  -------------
           Total Investment Companies                                30,731,763
           (Cost $30,731,763)                                     -------------


Total Investments - 100.18%                                         494,966,227
(Cost $398,482,515)                                               -------------

Net Other Assets and Liabilities - (0.18)%                             (887,549)
                                                                  -------------
Net Assets - 100.00%                                              $ 494,078,678
                                                                  =============
-------------------------------------------------
*      Non income producing security.




--------------------------------------------------------------------------------
Industry Concentration of Common and Preferred Stocks
-----------------------------------------------------
       as Percentage of Net Assets:
       ---------------------------
Finance                                         16.54%
Chemicals and Drugs                             14.96
Banking                                          9.10
Telecommunications                               8.24
Durable Goods                                    7.34
Electronics                                      5.05
Consumer Goods and Services                      4.98
Energy                                           4.66
Food and Beverage                                4.39
Business Services                                3.02
Transportation                                   2.97
Utilities                                        2.80
Tobacco                                          2.61
Publishing                                       2.12
Basic Materials                                  1.98
Retail                                           1.28
Agriculture                                      1.01
Leisure and Entertainment                        0.91
                                              -------
Total                                           93.96%
                                              =======



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                           Unrealized
 Currency    Contracts To   Settlement    Contracts At     In Exchange    Appreciation
   Value       Deliver         Dates          Value        for U.S. $    (Depreciation)
-----------  ------------   ----------    ------------    ------------   --------------
 20,142,000      CHF         07/07/98     $ 13,308,614    $ 13,290,883   $     (17,731)
  7,542,000      CHF         07/31/98        4,996,569       5,114,607         118,038
  7,208,000      CHF         08/13/98        4,781,425       4,935,296         153,871
 10,865,000      DEM         07/17/98        6,031,886       6,065,427          33,541
  7,690,000      DEM         09/25/98        4,287,217       4,315,085          27,868
  3,594,000      GBP         07/27/98        5,991,917       5,968,376         (23,541)
697,645,000      JPY         07/13/98        5,054,751       5,432,103         377,352
669,603,000      JPY         08/18/98        4,878,569       5,049,796         171,227
647,730,000      JPY         08/28/98        4,725,985       4,765,524          39,539
665,622,000      JPY         09/16/98        4,869,934       4,671,033        (198,901)
                                          ------------    ------------   -------------
                                          $ 58,926,867    $ 59,608,130   $     681,263
                                          ============    ============   =============


--------------------------------
CHF    Swiss Francs
DEM    Deutsche Marks
GBP    British Pounds
JPY    Japanese Yen





FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $398,482,515. Net unrealized appreciation (depreciation) aggregated $96,483,712, of which $126,550,124 related to appreciated investment securities and $(30,066,412) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $78,209,900 and $64,956,814 of non-governmental issuers, respectively.

At June 30, 1998, the value of the securities loaned and the value of collateral amounted to $31,307,212 and $32,910,960, respectively.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
  Shares                                                             (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.09%

           Finance - 19.24%
  123,000  American Express Co.                                   $ 14,022,000
   75,350  American International Group, Inc.                       11,001,100
   42,700  Associates First Capital Corp.                            3,282,563
  172,700  BankAmerica Corp.                                        14,927,756
   67,400  Chase Manhattan Corp.                                     5,088,700
   94,350  Comerica, Inc.                                            6,250,688
  123,600  Conseco, Inc.                                             5,778,300
   92,000  Equitable Cos.                                            6,894,250
  166,000  Federal Home Loan Mortgage Corp.                          7,812,375
   76,500  Fifth Third Bancorp                                       4,819,500
  226,600  MBNA Corp.                                                7,477,800
   21,300  Morgan (JP) & Co.                                         2,494,763
  100,700  Morgan Stanley, Dean Winer, Discover and Co.              9,201,463
   79,900  Norwest Corp.                                             2,986,263
   48,450  SouthTrust Corp.                                          2,107,575
  100,000  SunAmerica, Inc.                                          5,743,750
  310,800  Travelers Group, Inc.                                    18,842,250
                                                                  ------------
                                                                   128,731,096
                                                                  ------------

           Durable Goods - 13.14%
  214,300  BMC Software, Inc.*                                      11,130,206
  314,900  CBS Corp.                                                 9,998,075
   48,100  Cooper Cameron Corp.*                                     2,453,100
  211,900  General Electric Co.                                     19,282,900
  178,600  Ingersoll-Rand Co.                                        7,869,563
   92,600  Office Depot, Inc.*                                       2,922,688
  103,400  PeopleSoft, Inc.*                                         4,859,800
   97,300  Tellabs, Inc.*                                            6,969,112
  356,100  Tyco International, Ltd.                                 22,434,300
                                                                  ------------
                                                                    87,919,744
                                                                  ------------

           Retail - 12.75%
  198,800  Costco Cos., Inc.*                                       12,536,825
  361,700  CVS Corp.                                                14,083,693
  201,400  Dayton-Hudson Corp.                                       9,767,900
   91,800  Home Depot, Inc.                                          7,625,138
   53,900  Meyer (Fred), Inc.*                                       2,290,750
  171,900  Safeway, Inc. *                                           6,994,181
  330,800  TJX Cos., Inc.                                            7,980,550
  186,800  Walgreen Co.                                              7,717,175
  268,800  Wal-Mart Stores, Inc.                                    16,329,600
                                                                  ------------
                                                                    85,325,812
                                                                  ------------

           Technology - 12.20%
   93,800  Cisco Systems*                                            8,635,462
  162,300  Computer Associates International, Inc                    9,017,794
  106,900  Compuware Corp.*                                          5,465,263
   41,900  Dell Computer Corp.*                                      3,888,844
  175,500  EMC Corp.*                                                7,864,593
  176,600  Lucent Technologies, Inc.                                14,690,913
  177,300  Microsoft Corp.*                                         19,214,888
  150,400  Parametric Technology Corp.*                              4,079,600
  116,300  Pitney Bowes, Inc.*                                       5,596,937
   37,000  Western Atlas, Inc.                                       3,140,375
                                                                  ------------
                                                                    81,594,669
                                                                  ------------

           Chemicals and Drugs - 11.77%
  115,300  Bristol-Myers Squibb Co.                                 13,252,293
   37,400  Clorox Co.                                                3,567,024
  124,100  Lilly (Eli) & Co.                                         8,198,356
   51,500  Merck & Co., Inc.                                         6,888,125
  129,800  Pfizer, Inc.                                             14,107,638
   67,100  Quintiles Transnational Corp.*                            3,300,481
  133,700  Schering-Plough Corp.                                    12,250,262
  247,200  Warner-Lambert Co.                                       17,149,500
                                                                  ------------
                                                                    78,713,679
                                                                  ------------

           Communications - 7.80%
   39,800  AON Inc.                                                  4,218,800
   96,600  Airtouch Communications, Inc.*                            5,645,063
  153,900  AT&T Corp.                                                8,791,538
   73,100  Northern Telecom Ltd.                                     4,148,425
  126,100  Sprint Corp.                                              8,890,050
  302,500  Tele-Communications, Inc., TCI Venture*                   6,068,906
  203,400  Tele-Communications, Inc. Class A, Liberty Media*         7,818,187
  135,700  WorldCom, Inc.                                            6,572,969
                                                                  ------------
                                                                    52,153,938
                                                                  ------------

           Consumer Products - 4.50%
   75,600  Colgate-Palmolive Co.                                     6,652,800
  108,600  Jones Apparel Group, Inc.*                                3,970,687
   76,200  Lauder (Estee) Cos., Inc., Class A                        5,310,188
   22,100  McKesson Corp.                                            1,795,625
   72,600  Owens Illinois Inc.*                                      3,248,850
  100,000  Procter & Gamble Co.                                      9,106,250
                                                                  ------------
                                                                    30,084,400
                                                                  ------------

           Health Services - 3.26%
   60,500  Cardinal Health, Inc.                                     5,671,875
  293,000  HBO & Co.                                                10,328,250
  218,800  HEALTHSOUTH Corp.*                                        5,839,225
                                                                  ------------
                                                                    21,839,350
                                                                  ------------

           Printing and Publishing - 3.04%
  195,900  Gannett Co., Inc.                                        13,921,145
   75,400  Time Warner, Inc.                                         6,441,988
                                                                  ------------
                                                                    20,363,133
                                                                  ------------

           Business Services - 2.10%
  394,500  Cendant Corp.*                                            8,235,187
   95,900  Interpublic Group of Companies, Inc.                      5,819,931
                                                                  ------------
                                                                    14,055,118
                                                                  ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
-------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------
           Food and Beverage - 1.83%
  198,100  Coca-Cola Enterprises, Inc.                             $  7,775,425
   80,200  Sara Lee Corp.                                             4,486,187
                                                                   ------------
                                                                     12,261,612
                                                                   ------------

           Hotels-Leisure - 1.77%
  211,800  Carnival Corp., Class A                                    8,392,574
  106,100  Marriott International, Inc., Class A                      3,434,988
                                                                   ------------
                                                                     11,827,562
                                                                   ------------

           Energy - 1.13%
  106,000  Exxon Corp.                                                7,559,125
                                                                   ------------

           Building and Construction - 0.92%
  101,900  Masco Corp.                                                6,164,950
                                                                   ------------

           Aerospace/Airlines - 0.82%
   66,100  AMR*                                                       5,502,825
                                                                   ------------

           Utilities - 0.82%
  111,100  USA Waste Services, Inc.*                                  5,485,563
                                                                   ------------
           Total Common Stocks                                      649,582,576
                                                                   ------------
           Cost ($464,531,741)

Par Value
---------

U.S. GOVERNMENT OBLIGATIONS - 0.60%

           U.S. Treasury Notes - 0.60%
$2,000,000 6.75%, 05/31/99                                            2,021,250
 1,000,000 6.88%, 07/31/99                                            1,013,750
 1,000,000 5.63%, 12/31/99                                            1,001,250
                                                                   ------------
           Total U.S. Government Obligations                          4,036,250
                                                                   ------------
           Cost ($4,043,906)


                                                                      Value
 Par Value                                                           (Note 2)
--------------------------------------------------------------------------------
CORPORATE BOND - 0.15%

$1,000,000 Associates Corp. of North America
           6.38%, 08/15/99                                         $  1,003,724
                                                                   ------------
           Total Corporate Bond                                       1,003,724
                                                                   ------------
           Cost ($1,006,090)

COMMERCIAL PAPER (A) - 0.93%

 3,200,000 BBL North America, Inc.
           6.32%, 07/01/98                                            3,200,000
 3,000,000 Republic Industrial Funding
           5.58%, 07/13/98                                            2,994,420
                                                                   ------------
           Total Commerical Paper                                     6,194,420
           Cost ($6,194,420)                                       ------------


Shares
------

INVESTMENT COMPANIES - 1.00%

     4,145 ILA Prime Obligation Portfolio Fund, Class B                   4,145
 6,712,003 SSgA Prime Money Market Fund                               6,712,003
                                                                   ------------
           Total Investment Companies                                 6,716,148
                                                                   ------------
           Cost ($6,716,148)

Total Investments - 99.77%                                          667,533,118
Cost ($482,492,305)                                                ------------

Net Assets and Other Liabilities - 0.23%                              1,538,727
                                                                   ------------
Net Assets - 100.00%                                               $669,071,845
                                                                   ============

------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $482,492,305. Net unrealized appreciation (depreciation) aggregated $185,040,813 of which $194,269,716 related to appreciated investment securities and $(9,228,903) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $5,885,274.

OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $271,699,399 and $211,241,951 of non-governmental issuers, respectively, and $20,352,537 and $8,100,508 of U.S. Government and Agency issuers, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.79%

           Consumer Products - 12.78%
    9,200  Budget Group, Inc., Class A*                           $    293,825
    2,600  Bandag, Inc.                                                101,400
    6,100  Crown Cork & Seal, Inc.                                     289,750
    3,800  Office Depot, Inc.*                                         119,938
    6,000  Philip Morris Cos., Inc.                                    236,250
    3,400  Warnaco Group, Class A                                      144,288
                                                                  ------------
                                                                     1,185,451
                                                                  ------------

           Durable Goods - 12.01%
    4,600  Adobe Systems, Inc.                                         195,213
    2,800  Cooper Industries, Inc.                                     153,825
    3,000  Lear Corp.*                                                 153,938
    4,700  Millipore Corp.                                             128,075
    7,500  Raychem Corp. Del                                           221,719
    6,300  Trinity Industries, Inc.                                    261,450
                                                                  ------------
                                                                     1,114,220
                                                                  ------------

           Business Services - 11.93%
    7,700  Electronic Data Systems Co.                                 308,000
    6,000  Equifax, Inc.                                               217,875
    3,000  Reuters Group Plc, Sponsored ADR                            205,500
    6,300  Sabre Group Holding, Inc.                                   239,400
    5,700  Wallace Computer Services, Inc.                             135,375
                                                                  ------------
                                                                     1,106,150
                                                                  ------------

           Energy - 10.85%
    3,400  Barrett Resources Corp.*                                    127,288
    4,200  Camco International, Inc.                                   327,075
   11,000  R & B Falcon Corp.*                                         248,875
    6,800  Transocean Offshore, Inc.                                   302,600
                                                                  ------------
                                                                     1,005,838
                                                                  ------------

           Technology - 10.05%
    7,600  Communications Satellite Corp.                              215,175
   18,500  Novell, Inc.*                                               235,875
    6,000  Sun Microsystems, Inc.*                                     260,625
   12,290  Vishay International, Inc.*                                 220,452
                                                                  ------------
                                                                       932,127
                                                                  ------------

           Finance - 7.64%
    6,800  Everest Reinsurance Holdings, Inc.                          261,375
   10,400  HCC Insurance Holdings, Inc.                                228,800
    9,100  Pacific Century Financial Corp.                             218,400
                                                                  ------------
                                                                       708,575
                                                                  ------------

           Retail - 7.50%
       76  Abercrombie & Fitch Co.*                                      3,344
   12,500  Eagle Hardware & Garden, Inc.*                              289,062
    5,600  Limited, Inc.                                               185,500
    5,000  Neiman Marcus Group*                                        217,187
                                                                  ------------
                                                                       695,093
                                                                  ------------




           Chemicals and Drugs - 5.29%
    8,600  Mallinckrodt, Inc.                                     $    255,313
    6,400  St. Jude Medical, Inc.*                                     235,600
                                                                  ------------
                                                                       490,913
                                                                  ------------

           Healthcare - 3.25%
   11,800  Genzyme Corp.                                               301,637
                                                                  ------------

           Metal and Mining - 2.89%
   15,300  De Beers Consolidated Mines, ADR                            267,750
                                                                  ------------

           Building and Construction - 2.20%
    5,000  Owens Corning                                               204,062
                                                                  ------------

           Utilities - 1.97%
   12,500  Western Gas Resources, Inc.                                 182,812
                                                                  ------------

           Food Services - 1.61%
    9,400  Darden Restaurants, Inc.                                    149,224
                                                                  ------------

           Industrial Services - 0.82%
   18,400  Philip Services Corp.*                                       75,900
                                                                  ------------
           Total Common Stocks                                       8,419,752
           (Cost $8,507,800)                                      ------------


Par Value
---------

U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 8.08%

           Federal National Mortgage Association - 8.08%
$ 750,000  5.44%, 07/06/98                                             749,433
                                                                  ------------
           Total U.S. Government
           Agency Obligations                                          749,433
           (Cost $749,433)                                        ------------


Total Investment - 98.87%                                            9,169,185
                                                                  ------------
(Cost $9,257,233)
Net Other Assets and Liabilities - 1.13%                               104,777
                                                                  ------------
Net Assets - 100.00%                                              $  9,273,962
                                                                  ============
-------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $9,257,233. Net unrealized appreciation (depreciation) aggregated $(88,048) of which $603,899 related to appreciated investment securities and $(691,947) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $8,940,757 and $383,871 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
    Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.01%

                 Finance - 15.95%
    404,700      ACE, Ltd.                                           $15,783,300
    227,300      Aetna Life & Casualty Co.                            17,303,213
     99,400      Bank of New York Co., Inc.                            6,032,337
     32,900      Citicorp                                              4,910,325
    157,100      EXEL, Ltd.                                           12,224,343
    164,100      First Union Corp                                      9,558,825
    119,600      NationsBank Corp.                                     9,149,400
    136,900      PartnerRE, Ltd.                                       6,981,900
    291,700      TIG Holdings, Inc.                                    6,709,100
     79,600      Tokio Marine & Fire
                 Insurance Co., Sponsored ADR                          4,049,650
                                                                     -----------
                                                                      92,702,393
                                                                     -----------

                 Technology - 10.34%
     96,800      AirTouch Communications, Inc.*                        5,656,750
    311,938      Globalstar Telecommunications, Ltd.                   8,422,326
    123,500      Hewlett-Packard Co.                                   7,394,563
    126,900      International Business Machines Corp.                14,569,706
    302,800      Loral Space & Communications, Ltd.                    8,554,100
     60,500      Philips Electronics                                   5,142,500
    177,100      Texas Instruments, Inc.                              10,327,144
                                                                     -----------
                                                                      60,067,089
                                                                     -----------

                 Aerospace-Airlines - 9.10%
    116,400      AMR Corp.*                                            9,690,300
     84,500      Lockheed Martin Corp.                                 8,946,438
    104,700      Northrop Corp.                                       10,797,188
    179,400      Sundstrand Corp.                                     10,270,650
    142,400      United Technologies Corp.                            13,172,000
                                                                     -----------
                                                                      52,876,576
                                                                     -----------

                 Energy - 8.94%
     90,300      Amerada Hess Corp.                                    4,904,419
    102,400      Chevron Corp.                                         8,505,600
    567,248      MarketSpan Corp.                                     16,981,987
    309,310      Sempra Energy                                         8,583,345
    362,800      Unocal Corp.                                         12,970,100
                                                                     -----------
                                                                      51,945,451
                                                                     -----------

                 Chemicals and Drugs - 8.35%
     24,000      Air Products & Chemicals, Inc.                          960,000
    119,200      duPont (E.I.) deNemours & Co.                         8,895,300
    104,300      Genentech, Inc.*                                      7,079,363
    183,100      Lilly Eli & Co.                                      12,096,043
    133,800      Monsanto Co.                                          7,476,075
    106,700      Pfizer, Inc.                                         11,596,956
     72,000      Rhone-Poulenc SA, Sponsored ADR
                 (Warrants), exp. 11/05/01                               459,000
                                                                     -----------
                                                                      48,562,737
                                                                     -----------
                 Consumer Products - 7.05%
    138,000      Anheuser-Busch Cos., Inc.                           $ 6,511,875
    127,100      General Mills, Inc.                                   8,690,463
    329,700      Ikon Office Solutions, Inc.                           4,801,256
    176,200      Kimberly-Clark Corp.                                  8,083,175
    178,600      Philip Morris Cos., Inc.                              7,032,375
    142,700      Seagram Co., Ltd.                                     5,841,781
                                                                     -----------
                                                                      40,960,925
                                                                     -----------
                 Consumer Staples - 6.80%
    250,600      Black & Decker Corp.                                 15,286,600
    260,500      Fortune Brands, Inc.                                 10,012,969
    173,300      Minnesota Mining & Manufacturing Co.                 14,243,094
                                                                     -----------
                                                                      39,542,663
                                                                     -----------
                 Utilities - 4.54%
   191,360       Bell Atlantic Corp.                                   8,730,800
    58,800       Consolidated Edison Co. of New York                   2,708,475
   218,900       Potomac Electric Power                                5,486,181
   227,500       Texas Utilities Co.                                   9,469,688
                                                                     -----------
                                                                      26,395,144
                                                                     -----------
                 Manufacturing - 2.97%
    19,300       FMC, Corp.*                                           1,316,019
   356,300       Owens-Illinois, Inc.*                                15,944,425
                                                                     -----------
                                                                      17,260,444
                                                                     -----------
                 Entertainment - 2.92%
   231,500       MediaOne Group, Inc.                                 10,171,531
   102,500       Premier Parks, Inc.*                                  6,790,625
                                                                     -----------
                                                                      16,962,156
                                                                     -----------
                 Durable Goods - 2.71%
   115,200       General Electric Co.                                 10,483,200
   109,300       Rockwell International Corp.                          5,253,231
                                                                     -----------
                                                                      15,736,431
                                                                     -----------
                 Metals and Mining - 2.70%
   259,100       Allegheny Teledyne, Inc.                              5,926,913
   179,300       Getchell Gold Corp.*                                  2,689,500
   251,000       Inland Steel Industries, Inc.                         7,075,063
                                                                     -----------
                                                                      15,691,476
                                                                     -----------
                 Printing and Publishing - 2.62%
   221,500       Tribune Co.                                          15,241,980
                                                                     -----------
                  Business Services - 2.53%
   440,800       First Data Corp.                                     14,684,150
                                                                     -----------
                 Automotive - 1.61%
         1       Meritor Automotive                                           24
   171,300       TRW, Inc.                                             9,357,263
                                                                     -----------
                                                                       9,357,287
                                                                     -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                               (Note 2)
--------------------------------------------------------------------------------
                 Retail - 1.15%
   110,500       Wal-Mart Stores, Inc.                              $  6,712,875
                                                                    ------------
                 Packaging - 1.14%
   180,138       Sealed Air Corp.*                                     6,620,056
                                                                    ------------

                 Paper and Forest - 0.47%
   258,800       MacMillan Bloedel, Ltd.                               2,749,750
                                                                    ------------

                 Health Services - 0.12%
     9,800       Johnson & Johnson                                       722,750
                                                                    ------------
                 Total Common Stocks                                 534,792,333
                 (Cost $455,103,950)                                ------------

Par Value
---------

CORPORATE NOTES AND BONDS - 3.12%

$2,000,000       Associates Corp. of North America
                 6.38%, 08/15/99                                       2,007,448
 1,000,000       Ford Motor Credit Corp., MTN
                 7.47%, 07/29/99                                       1,014,576
10,700,000       Hewlett-Packard Co., Convertible
                 3.39%, 10/14/17 (A) (B)                               5,711,125
 2,292,000       National Semiconductor Corp.
                 6.50%, 10/01/02 (A)                                   2,091,450
 6,250,000       Roche Holdings, Inc.
                 5.43%, 05/06/12 (B)                                   2,988,311
 5,150,000       Security CAP US Realty, Convertible
                 2.00%, 05/22/03 (A)                                   4,316,344
                                                                    ------------
                 Total Corporate Notes and Bonds                      18,129,254
                 (Cost $18,120,959)                                 ------------

   Shares
   ------

PREFERRED STOCKS - 1.71%

    30,100       AirTouch Communications, Inc., Class B*               1,452,325
    43,400       Owens-Illinois, Inc.*                                 2,262,225
    32,823       Sealed Air Corp.                                      1,378,545
   105,200       Union Pacific Capital Trust                           4,826,050
                                                                    ------------
                 Total Preferred Stocks                                9,919,145
                 (Cost $9,575,982)                                  ------------

Par Value
---------

U.S. GOVERNMENT OBLIGATIONS - 0.87%

                 U.S. Treasury Notes - 0.87%
$3,000,000       6.88%, 07/31/99                                       3,041,250
 2,000,000       5.63%, 12/31/99                                       2,002,500
                                                                    ------------
                 Total U.S. Government Obligations                     5,043,750
                 (Cost $5,045,547)                                  ------------

ASSET-BACKED SECURITY - 0.04%

$  220,089       Green Tree Lease Finance
                 5.91%, 01/20/99                                    $    220,252
                                                                    ------------
                 Total Asset-Backed Security                             220,252
                 (Cost $220,089)                                    ------------

CERTIFICATE OF DEPOSIT (C) - 0.17%

 1,000,000       National Bank of Canada
                 5.73%, 06/07/99                                         999,000
                                                                    ------------
                 Total Certificate of Deposit                            999,000
                 (Cost $999,422)                                    ------------

COMMERCIAL PAPER - 0.85%

 3,000,000       Paine Webber Group
                 5.62%, 08/18/98                                       2,977,520
 2,000,000       Republic Industries Funding Corp.
                 5.58%, 07/13/98                                       1,996,280
                                                                    ------------
                 Total Commercial Paper                                4,973,800
                 (Cost $4,973,800)                                  ------------

   Shares
   ------

INVESTMENT COMPANY - 0.06%

   340,574       SSgA Prime Money Market Fund                            340,574
                                                                    ------------
                 Total Investment Company                                340,574
                 (Cost $340,574)                                    ------------

Total Investments - 98.83%                                           574,418,108
(Cost $494,380,323)                                                 ------------

Net Other Assets and Liabilities - 1.17%                               6,776,344
                                                                    ------------
Net Assets - 100.00%                                                $581,194,452
                                                                    ============


------------------------------------
*    Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $12,118,919 or 2.09% of net assets.
(B)  Zero coupon bond. Rate shown reflects effective yield to maturity.
(C)  Effective Yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
MTN  Medium Term Note


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            SELECT GROWTH AND INCOME
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $494,380,323. Net unrealized appreciation (depreciation) aggregated $80,037,785, of which $98,386,668 related to appreciated investment securities and $(18,348,883) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $1,176,558.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $390,862,037 and $344,099,055 of non-governmental issuers, respectively, and $15,100,547 and $12,083,672 of U.S. Government and Agency issuers, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
  Par Value                                      Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 46.01%

                 Government National
                 Mortgage Association (B) - 15.01%
$   968,053      8.00%, 07/15/17                       Aaa           $ 1,017,980
     96,826      8.00%, 11/15/17, # 780263             Aaa               101,864
    710,152      7.00%, 07/15/23, # 326534             Aaa               723,077
    294,708      7.00%, 11/15/23, # 370890             Aaa               300,072
    324,873      7.00%, 02/15/24, # 366855             Aaa               330,870
    338,054      7.00%, 07/15/24, # 352919             Aaa               344,295
    290,765      8.00%, 11/15/25, # 419283             Aaa               301,529
    106,296      7.50%, 02/15/26, # 420512             Aaa               109,252
    277,296      8.00%, 05/15/26, # 421245             Aaa               287,345
    193,905      8.00%, 07/15/26, # 436213             Aaa               200,932
    267,059      8.00%, 08/15/26, # 432017             Aaa               276,737
     95,353      7.50%, 06/15/27, # 447298             Aaa                97,996
  1,962,098      8.00%, 07/15/27, # 447790             Aaa             2,033,302
    615,780      8.00%, 09/15/27, # 448981             Aaa               638,127
    265,116      8.00%, 09/15/27, # 449475             Aaa               274,737
    874,392      7.50%, 10/15/27, # 430267             Aaa               898,621
    340,291      8.00%, 10/15/27, # 430270             Aaa               352,640
    678,020      8.00%, 10/15/27, # 430274             Aaa               702,626
    126,612      7.50%, 10/15/27, # 460921             Aaa               130,120
    869,203      7.50%, 11/15/27, # 448876             Aaa               893,288
  4,800,000      7.00%, 07/15/28 (D)                   Aaa             4,876,463
  4,775,000      8.00%, 07/15/28 (D)                   Aaa             4,945,109
                                                                     -----------
                                                                      19,836,982
                                                                     -----------

                 Federal Home Loan
                 Mortgage Corporation (B) - 10.68%
  4,775,000      5.46%, 07/20/98 (C) (E)               Aaa             4,761,240
  2,000,000      5.42%, 09/08/98 (C)                   Aaa             1,979,146
  3,030,000      5.43%, 09/25/98 (C)                   Aaa             2,990,622
    557,189      6.00%, 12/01/10, # E00411             Aaa               552,247
    886,199      6.00%, 03/01/11, # E20228             Aaa               878,091
  1,176,778      6.00%, 05/01/12, # G10691             Aaa             1,166,011
    808,354      6.50%, 03/01/28, # D87134             Aaa               805,937
    988,429      6.50%, 03/01/28, # D88041             Aaa               985,108
                                                                     -----------
                                                                      14,118,402
                                                                     -----------

                 U.S. Treasury Bond (E) - 10.28%
  7,750,000      8.13%, 08/15/19                       Aaa            10,002,344
  3,175,000      6.63%, 02/15/27                       Aaa             3,586,759
                                                                     -----------
                                                                      13,589,103
                                                                     -----------

                 Federal National
                 Mortgage Association (B) - 9.64%
  3,300,000      5.43%, 09/28/98 (C)                   Aaa             3,255,618
    187,048      6.00%, 03/01/03, # 303790             Aaa               186,596
    516,992      6.00%, 01/01/11, # 334836             Aaa               511,780
    873,472      6.00%, 03/01/11, # 303779             Aaa               864,781
    223,904      7.00%, 07/01/23, # 50765              Aaa               227,471
  1,250,000      8.00%, 07/25/23, REMIC                Aaa             1,387,071
    261,945      7.00%, 12/01/23, # 240476             Aaa               266,118
    235,317      7.00%, 01/01/24, # 261764             Aaa               238,907
     39,488      7.00%, 05/01/24, # 265289             Aaa                40,090
    330,478      7.00%, 06/01/24, # 283173             Aaa               335,521
    797,162      7.00%, 06/01/24, # 284717             Aaa               809,327
    955,718      6.50%, 10/01/27, # 400976             Aaa               952,172
    983,588      6.50%, 02/01/28, # 408825             Aaa               979,358
    332,221      6.50%, 02/01/28, # 415390             Aaa               330,988
    588,376      6.50%, 03/01/28, # 419506             Aaa               585,846
    664,057      6.50%, 03/01/28, # 419932             Aaa               661,202
    334,911      6.50%, 04/01/28, # 420881             Aaa               333,471
     74,039      6.50%, 04/01/28, # 398335             Aaa                73,721
    688,181      6.50%, 04/01/28, # 251697             Aaa               685,221
     17,126      7.50%, 05/01/28, # G10691             Aaa                17,569
                                                                     -----------
                                                                      12,742,828
                                                                     -----------

                 U.S. Treasury Strip - 0.40%,
    975,000      4.21%, 08/15/09 (C)                   Aaa               523,458
                                                                     -----------
                 Total U.S. Government and
                 Agency Obligations                                   60,810,773
                                                                     -----------
                 (Cost $59,860,532)

CORPORATE NOTES AND BONDS - 35.08%

                 Finance - 8.70%
    400,000      American Annuity Group
                 6.88%, 06/01/08                       Baa               399,256
    400,000      Franchise Finance Corp. of America
                 7.00%, 11/30/00                       Baa               404,332
    600,000      General Electric Capital Corp.
                 6.66%, 05/01/18                       Aaa               608,414
    725,000      Green Tree Financial Corp.
                 7.54%, 04/15/28                       Aa                759,982
  1,625,000      Green Tree Financial Corp.
                 7.53%, 07/15/28                       Aa              1,719,520
    650,000      Green Tree Financial Corp.
                 7.24%, 11/15/28 (F)                   AA-               676,767
    850,000      Green Tree Financial Corp.
                 7.22%, 02/15/29                       Aa                893,255
    850,000      Green Tree Financial Corp.
                 6.95%, 05/15/29                       Aa                871,862
    125,000      Greyhound Financial Corp.
                 8.50%, 02/15/99                       Baa               126,846
    875,000      Homeside Lending, Inc., MTN
                 6.88%, 06/30/02                       Baa               895,295
    500,000      Integra Financial Corp.
                 6.50%, 04/15/00                       A                 504,998
    800,000      Keystone Financial Mid-Atlantic
                 Funding Senior Note
                 7.30%, 05/15/04                       Baa               840,351
    625,000      Sears Roebuck Acceptance Corp.
                 Series II, MTN
                 6.69%, 04/30/01                       A                 634,941



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
  Par Value                                       Moody's Ratings      (Note 2)
--------------------------------------------------------------------------------

                 Finance (continued)
$ 900,000        Susa Partnership, LP
                 8.20%, 06/01/17                       Baa          $  1,009,921
  450,000        TIG Holdings, Inc.
                 8.13%, 04/15/05                       Baa               486,240
  750,000        Wharf Capital International, Ltd.
                 8.88%, 11/01/04                       Baa               668,266
                                                                     -----------
                                                                      11,500,246
                                                                     -----------
                 Real Estate - 5.65%
  275,000        Avalon Properties, Inc.
                 Senior Note
                 7.38%, 09/15/02                       Baa               285,805
  300,000        Colonial Realty, LP, MTN
                 7.16%, 01/17/03                       Baa               308,038
  750,000        Colonial Realty, LP, MTN
                 6.96%, 07/26/04                       Baa               764,599
  400,000        ERP Operating, LP
                 8.50%, 05/15/99 (A)                   A                 407,298
  750,000        IRT Property Co.
                 7.25%, 08/15/07                       Baa               775,133
  900,000        JDN Realty Corp.
                 6.80%, 08/01/04                       Baa               902,288
  500,000        La Quinta Inns, Inc., MTN
                 7.11%, 10/17/01                       Baa               510,756
  650,000        Meditrust, REIT
                 7.82%, 09/10/26                       Baa               675,285
  450,000        Security Capital Industrial Trust
                 7.6250%, 07/01/17                     Baa               483,238
  500,000        Shopping Center Associates
                 6.75%, 01/15/04 (A)                   A                 499,305
  450,000        Spieker Properties, LP
                 6.65%, 12/15/00                       Baa               454,061
  750,000        Summit Properties, Inc.
                 7.20%, 08/15/07                       Baa               769,257
  625,000        Trinet Corporate Realty Trust, Inc.
                 7.30%, 05/15/01                       Baa               639,728
                                                                     -----------
                                                                       7,474,791
                                                                     -----------

                 Industrial - 4.74%
  425,000        Abitibi-Consolidated,Yankee Debenture
                 7.40%, 04/01/18                       Baa               438,760
  650,000        Abitibi-Consolidated,Yankee Debenture
                 7.50%, 04/01/28                       Baa               674,879
1,250,000        Blount, Inc.
                 7.00%, 06/15/05                       Ba              1,230,463
1,500,000        Brascan Corp.
                 7.38%, 10/01/02                       Baa             1,579,378
1,250,000        Cominco, Ltd.
                 6.88%, 02/15/06                       Baa             1,270,931
1,075,000        Idex Corp., Senior Note
                 6.88%, 02/15/08                       Ba              1,074,527
                                                                     -----------
                                                                       6,268,938
                                                                     -----------
                 Banking - 4.31%
$ 375,000        BankBoston, Corp., MTN
                 6.37%, 04/15/08                       A                 375,804
1,350,000        BB&T Corp.
                 6.37%, 06/30/25                       A               1,346,598
  450,000        First USA Bank, MTN
                 5.75%, 01/15/99                       Aa                449,842
  400,000        First USA Bank, MTN
                 7.00%, 08/20/01                       Aa                412,574
  575,000        Key Bank, MTN
                 6.50%, 10/15/27                       Baa               581,164
1,165,000        National Westminster Bank
                 7.48%, 04/29/49                       Aa              1,255,841
  400,000        St. George Bank, Ltd.
                 6.88%, 04/01/99 (A)                   A                 402,664
  875,000        Union Planters
                 6.50%, 03/15/18                       Baa               877,389
                                                                     -----------
                                                                       5,701,876
                                                                     -----------

                 Security Broker and Dealers - 2.21%
  190,000        Bear Stearns Cos., Inc.
                 6.75%, 08/15/00                       A                 192,945
1,150,000        Goldman Sachs Group, LP
                 7.20%, 03/01/07 (A)                   A               1,213,391
  575,000        Merrill Lynch & Co., Inc.
                 6.00%, 01/15/01                       Aa                576,215
   50,000        Salomon, Inc.
                 5.58%, 04/05/99                       A                  49,863
  100,000        Salomon, Inc.
                 7.12%, 08/01/99                       A                 101,083
  250,000        Salomon, Inc.
                 6.62%, 11/30/00                       A                 253,723
  175,000        Salomon, Inc., Series D, MTN
                 6.82%, 07/26/99                       A                 176,483
  350,000        Smith Barney Holdings, Inc.
                 7.87%, 10/01/99                       A                 357,512
                                                                     -----------
                                                                       2,921,215
                                                                     -----------

                 Communications - 1.99%
  625,000        Clear Channel Communications, Inc.
                 6.87%, 06/15/18                       Baa               621,281
  730,000        MCI Communications Corp., MTN
                 6.13%, 04/15/12                       Baa               731,497
  200,000        TCI Communications, Inc.
                 7.88%, 02/15/26                       Baa               224,594
1,000,000        Tele-Communications, Inc.
                 7.13%, 02/15/28                       Baa             1,051,823
                                                                     -----------
                                                                       2,629,195
                                                                     -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              SELECT INCOME FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                         Value
  Par Value                                       Moody's Ratings      (Note 2)
--------------------------------------------------------------------------------
           Manufacturing - 1.52%
$ 775,000  Georgia-Pacific Corp.
           9.95%, 06/15/02                             Baa         $    790,237
  375,000  Georgia-Pacific Corp.
           7.25%, 06/01/28                             Baa              379,263
  425,000  Noranda Forest, Inc., Debenture
           8.87%, 10/15/99                             Baa              437,240
  400,000  Scherer (R.P.) Corp., Senior Note
           6.75%, 02/01/04                             Ba               402,053
                                                                   ------------
                                                                      2,008,793
                                                                   ------------

           Insurance - 1.41%
  600,000  Conseco, Inc.
           6.80%, 06/15/05                             Baa              600,660
  800,000  Markel Corp.
           7.25%, 11/01/03                             Baa              835,961
  400,000  USF&G Corp.
           8.38%, 06/15/01                             A                424,016
                                                                   ------------
                                                                      1,860,637
                                                                   ------------

           Business Services - 0.99%
1,400,000  Olsten Corp.
           4.75%, 10/01/00                             Ba             1,309,000
                                                                   ------------

           Transportation - 0.76%
1,000,000  Wisconsin Central Transportation
           6.63%, 04/15/08                             Baa            1,001,674
                                                                   ------------

           Energy - 0.73%
  925,000  Canadian Occidental Petroleum
           Yankee Bond
           7.40%, 05/01/28                             Baa              964,960
                                                                   ------------

           Equipment - 0.67%
  850,000  Toro Co.
           7.80%, 06/15/27                             Baa              890,003
                                                                   ------------

           Merchandising and Retail - 0.62%
  800,000  Great Atlantic & Pacific Tea Co., Inc.
           7.70%, 01/15/04                             Baa              815,985
                                                                   ------------

           Entertainment/Leisure - 0.36%
  450,000  Royal Caribbean Cruises, Ltd.
           7.50%, 10/15/27                             Baa              474,872
                                                                   ------------

           Technology - 0.34%
  450,000  Tyco International Group, Inc.
           6.38%, 06/15/05                             Baa              450,850
                                                                   ------------

           Utilities - 0.08%
  100,000  System Energy Resources, Inc.
           7.63%, 04/01/99                             Baa              100,886
                                                                   ------------
           Total Corporate Notes and Bonds                           46,373,921
                                                                   ------------
           (Cost $46,292,961)


ASSET-BACKED SECURITIES - 16.87%

$ 325,287  Advanta Mortgage Loan Trust, Series 93-4
           5.50%, 03/25/10                             Aaa         $    318,343
1,200,000  AMRESCO Residential Mortgage Securities
           6.45%, 03/25/27                             Baa            1,227,840
1,270,566  Bear Stearns Mortgage Securities
           6.75%, 04/30/30                             Aa             1,271,240
1,000,000  Chase Commercial Mortgage Securities
           7.60%, 06/18/06 (F)                         BBB-           1,020,940
  700,000  Chase Commercial Mortgage Securities
           7.37%, 05/19/27 (F)                         BBB              722,071
1,123,991  Citicorp Mortgage Securities
           7.50%, 11/25/25                             Baa            1,150,762
1,200,000  Contimortgage Home Equity Loan Trust
           Class A 6.88%, 01/15/28                     Aaa            1,229,208
  925,000  EQCC Home Equity Loan Trust, Series 1996-4
           6.89%, 01/15/28                             Aaa              953,135
  100,103  Fund America Investors Corp. II, 1993-F
           5.40%, 09/25/09                             Aaa               98,416
  900,000  GMAC Commercial Mortgage Securities
           7.09%, 11/15/10                             Baa              915,471
  637,460  Housing Securities, Inc.
           6.50%, 07/25/09 (F)                         AAA              640,743
1,000,000  Merrill Lynch Mortgage Investors, Inc.
           6.96%, 11/21/28                             Aa               981,720
  825,000  Merrill Lynch Mortgage Investors, Inc.
           7.12%, 06/18/29                             Aa               837,119
  575,000  Mortgage Capital Funding, Inc.
           7.90%, 02/15/06 (F)                         AAA              616,331
1,033,199  Norwest Asset Securities Corp.
           6.75%, 02/25/13                             Aaa            1,044,182
2,521,280  Norwest Asset Securities Corp.
           6.50%, 04/25/13                             Aaa            2,534,013
1,000,000  Oakwood Mortgage Investors, Inc.
           7.33%, 02/15/28                             Baa            1,013,280
  700,000  Preferred Credit Corp.
           7.59%, 07/25/26                             Aaa              737,586
2,100,000  Residential Funding Mortgage Securities
           6.50%, 02/25/13 (F)                         AAA            2,117,598
  115,737  Resolution Trust Corp.
           8.00%, 04/25/25                             Baa              118,725
  625,000  Resolution Trust Corp.
           8.00%, 06/25/26 (F)                         A                637,306
  275,000  Resolution Trust Corp.
           6.90%, 02/25/27                             A                274,486
  234,398  Resolution Trust Corp.
           7.45% 05/25/29                              Baa              237,964
1,550,000  The Money Store Home Equity Trust, 1996-D
           7.00%, 04/15/28                             Aaa            1,595,600
   12,154  UCFC Home Equity Loan Trust, 1994-B2
           7.10%, 06/10/23                             Aaa               12,396
                                                                   ------------
           Total Asset-Backed Securities                             22,306,475
                                                                   ------------
           (Cost $20,843,142)

                       See Notes to Financial Statements.
------------------------------------------------------------

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                       Value
  Shares                                      Moody's Ratings         (Note 2)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 4.20%

5,551,277  ILA Prime Obligation Portfolio Fund Class B Aaa       $    5,551,277
                                                                 --------------
           Total Investment Company                                   5,551,277
                                                                 --------------
           (Cost $5,551,277)

Par Value
---------

COMMERCIAL PAPER (C) - 1.51%

$1,000,000 General Electric Capital Corp.
           5.50%, 07/29/98 (E)                         Aaa              995,722
1,000,000  J.P. Morgan & Co.
           5.51%, 07/27/98 (F)                         A                996,021
                                                                 --------------
           Total Commercial Paper                                     1,991,743
                                                                 --------------
           (Cost $1,991,743)

Total Investments - 103.67%                                         137,034,189
                                                                 --------------
(Cost $134,539,655)
Net Other Assets and Liabilities - (3.67)%                           (4,852,945)
                                                                 --------------
Net Assets - 100.00%                                             $  132,181,244
                                                                 ==============


------------------------------------------------
(A) Security exempt form registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt form registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $2,522,658 or 1.91% of net assets.
(B)  Pass Through Certificates
(C)  Effective yield at time of purchase.
(D)  Forward Commitment
(E)  Designated as Collateral on Forward Commitment
(F) Standard & Poor's ("S&P") credit ratings are used in the absence of a rating by Moody's Investors, Inc.
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $134,539,655. Net unrealized appreciation (depreciation) aggregated $2,494,534, of which $2,769,471 related to appreciated investment securities and $(274,937) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had capital loss carryforwards which expire as follows: $570,218 in 2002; and $500,277 in 2004.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $26,481,698 and $15,084,312 from non-governmental issuers, respectively, and $71,679,901 and $60,199,780 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

         Moody's Ratings                  S&P Ratings
       Aaa          55.37%              AAA        2.46%
       Aa            7.32               AA         0.49
       A             5.27               A          1.17
       Baa          23.72               BBB        1.27
       Ba            2.93
                    ------                        ------
                    94.61%                         5.39%
                    ======                        ======



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                       Value
Par Value                                                            (Note 2)
--------------------------------------------------------------------------------

CORPORATE NOTES AND BONDS - 32.13%

           Finance - 16.81%
$3,165,000 Abbey National Treasury Services, Plc
           6.50%, 12/21/98                                     $    3,171,659
 5,000,000 American Honda Finance Corp., MTN
           5.66%, 10/23/98 (B)                                      5,000,172
 2,000,000 Asset-Backed Capital Finance, Inc.
           5.68%, 09/23/98 (B) *                                    2,000,000
 1,000,000 Associates Corp.of North America
           6.75%, 06/28/99                                          1,007,609
 2,500,000 Avco Financial Service, Inc., MTN
           5.63%, 11/17/98 *                                        2,500,000
 3,000,000 Bell Atlantic Financial Services, MTN
           5.30%, 09/01/98                                          2,997,548
 3,500,000 CIT Group Holdings, Inc., Senior MTN
           5.57%, 01/27/99 *                                        3,499,023
 2,500,000 CIT Group Holdings, Inc., Senior MTN
           6.20%, 06/17/99                                          2,510,370
 1,000,000 Compass Auto Receivables Trust
           5.66%, 07/15/99                                          1,000,000
   700,000 Ford Motor Credit Co., MTN
           8.21%, 03/16/99                                            711,722
 4,000,000 General Motors Acceptance Corp., MTN
           5.56%, 09/21/98 *                                        3,999,378
 3,650,000 General Motors Acceptance Corp., MTN
           5.70%, 02/09/99                                          3,647,458
 1,500,000 Household Financial Corp., Ltd., Senior Note
           7.13%, 04/30/99                                          1,515,319
 2,500,000 New England Loan Marketing Corp., MTN
           5.85%, 07/17/98 *                                        2,500,210
 6,000,000 New England Loan Marketing Corp., MTN
           5.83%, 09/18/98 *                                        6,002,431
 1,000,000 PACCAR Financial Corp., MTN
           6.46%, 05/19/99                                          1,005,662
 2,250,000 Sears Roebuck Acceptance Corp., MTN
           6.54%, 05/06/99                                          2,263,760
                                                               --------------
                                                                   45,332,321
                                                               --------------

           Security Brokers and Dealers - 7.67%
 5,000,000 Bear Stearns Cos., Inc., Series B, MTN
           5.66%, 08/25/98 *                                        5,000,000
 2,000,000 Lehman Brothers Holdings, Inc., MTN
           6.65%, 07/14/98                                          2,000,553
 5,500,000 Paine Webber Group, Inc., MTN
           5.75%, 11/04/98 *                                        5,500,000
 1,000,000 Paine Webber Group, Inc., MTN
           8.45%, 12/16/98                                          1,011,264
 5,000,000 Paine Webber Group, Inc., MTN
           5.75%, 03/10/99 *                                        5,000,000
 1,164,000 Salomon-Smith Barney Holdings
           5.50%, 01/15/99                                          1,161,979
 1,000,000 Shearson-Lehman Holdings, Inc., MTN
           6.08%, 07/08/98                                          1,000,054
                                                               --------------
                                                                   20,673,850
                                                               --------------
           Commercial Banks - 4.29%
$2,000,000 First Chicago Corp.
           9.00%, 06/15/99                                          2,058,609
 1,000,000 First Interstate Bancorp, Senior Subordinated Note
           8.63%, 04/01/99                                          1,020,314
 3,500,000 First Union National Bank, MTN
           5.79%, 04/30/99 *                                        3,500,000
 3,000,000 Key Bank N.A., MTN
           5.76%, 01/14/99 *                                        2,999,563
 1,000,000 Norwest Corp., Series G, MTN
           6.00%, 10/13/98                                          1,000,116
 1,000,000 Wells Fargo & Co., Euro-Dollar
           5.81%, 07/31/98 *                                        1,000,070
                                                               --------------
                                                                   11,578,672
                                                               --------------

           Communication - 1.89%
 2,000,000 MCI Communications Corp.
           5.88%, 03/16/99 *                                        2,001,935
 3,100,000 Nippon Telegraph & Telephone Corp.
           9.50%, 07/27/98                                          3,107,607
                                                               --------------
                                                                    5,109,542
                                                               --------------

           Insurance - 0.90%
 2,400,000 SunAmerica, Inc.
           9.00%, 01/15/99                                          2,438,323
                                                               --------------

           Utilities - 0.38%
 1,000,000 Virginia Electric & Power Co., MTN, Series C
           9.30%, 06/09/99                                          1,032,435
                                                               --------------

           Retail - 0.19%
   500,000 Sears Roebuck Co., Debenture
           8.20%, 04/15/99 *                                          508,866
                                                               --------------
           Total Corporate Notes and Bonds                         86,674,009
                                                               --------------
           (Cost $86,677,025)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.55%

           Federal Home Loan Bank - 0.81%
 2,200,000 5.78%, 05/14/99                                          2,198,806
                                                               --------------

           Federal Farm Credit Bank (A) - 0.74%
 2,000,000 5.50%, 08/12/98                                          1,987,167
                                                               --------------
           Total U.S. Government
           Agency Obligations                                       4,185,973
                                                               --------------
           (Cost $4,185,973)



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                     Value
Par Value                                                           (Note 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 48.17%

             Finance - 23.56%
$ 6,500,000  Asset-Backed Capital Finance, Inc.
             5.54%, 11/16/98 (C)                               $    6,361,962
  1,450,000  Budget Funding Corp.
             5.57%, 07/09/98 (A)                                    1,448,194
  2,250,000  China Merchants (Cayman), Inc.
             5.55%, 08/26/98 (A)                                    2,230,575
  3,000,000  Den Norske Stats Oljeselska
             5.52%, 08/27/98 (A)                                    2,973,780
  4,000,000  Harley-Davidson Dealer Funding Corp.
             5.55%, 07/08/98 (A)                                    3,995,683
  2,300,000  Harley-Davidson Dealer Funding Corp.
             5.55%, 07/22/98 (A)                                    2,292,554
    400,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 07/06/98 (A)                                      399,692
    618,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 07/28/98 (A)                                      615,428
  4,397,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 08/11/98 (A)                                    4,369,223
  1,300,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 08/18/98 (A)                                    1,290,380
  1,672,000  Jefferson Smurfit Finance Corp., Series B
             5.54%, 08/25/98 (A)                                    1,657,848
  5,000,000  Mitsubishi Motors Credit of America, Inc.
             5.65%, 09/11/98 (A)                                    4,943,500
  2,000,000  Pegasus Two, Ltd.
             5.57%, 07/29/98 (C)                                    1,991,336
  3,000,000  Pegasus Two, Ltd.
             5.62%, 09/09/98 (C)                                    2,967,625
  2,000,000  Prudential Funding Corp.
             5.44%, 09/16/98 (A)                                    1,976,729
  5,000,000  Republic Industrial Funding Corp.
             5.54%, 07/22/98 (A)                                    4,983,842
  3,000,000  Standard Credit Card Master Trust
             5.53%, 07/14/98 (C)                                    2,994,009
  1,700,000  Toshiba Capital (Asia) Corp.
             5.77%, 08/14/98 (A)                                    1,688,011
  1,000,000  Toshiba Capital (Asia) Corp.
             5.75%, 09/01/98 (A)                                      990,097
  1,500,000  Toshiba Capital (Asia) Corp.
             5.77%, 10/06/98 (A)                                    1,476,680
  3,000,000  Trident Capital Finance, Inc.
             5.54%, 07/07/98 (C)                                    2,997,230
  8,000,000  Westways Funding I, Ltd.
             5.55%, 08/28/98 (C)                                    7,928,467
  1,000,000  Westways Funding II, Ltd.
             5.55%, 09/16/98 (C)                                      988,129
                                                               --------------
                                                                   63,560,974
                                                               --------------
             Banking- 8.19%
$ 1,225,743  BankBoston
             5.41%, 07/20/98 (A)                               $    1,222,244
  1,500,000  Corestates Bank
             5.45%, 09/08/98 (A)                                    1,484,331
  3,000,000  Den Norske Bank
             5.47%, 08/10/98 (A)                                    2,981,767
  6,000,000  Den Norske Bank
             5.51%, 08/18/98 (A)                                    5,955,920
  1,087,872  European American Bank
             5.51%, 07/15/98 (A)                                    1,085,583
  6,500,000  Household International, Inc.
             5.58%, 07/15/98 (C)                                    6,485,895
  3,000,000  UniBanco - Grand Cayman
             5.49%, 04/15/99 (A)                                    2,868,240
                                                               --------------
                                                                   22,083,980
                                                               --------------

             Securities Brokers and Dealers - 7.67%
  2,000,000  Bear Stearns Co., Inc.
             5.52%, 07/22/98 (A)                                    1,993,560
  3,000,000  Bear Stearns Co., Inc.
             5.51%, 11/24/98 (A)                                    2,932,962
  6,000,000  BT Alex Brown, Inc.
             5.47%, 12/16/98 (A)                                    5,846,560
  1,500,000  Donaldson Lufkin & Jenrette, Inc.
             5.75%, 07/27/98 (A)                                    1,493,771
  5,000,000  Donaldson Lufkin & Jenrette, Inc.
             5.67%, 08/12/98 (A)                                    4,966,983
  3,500,000  Donaldson Lufkin & Jenrette, Inc.
             5.66%, 09/23/98 (A)                                    3,453,777
                                                               --------------
                                                                   20,687,613
                                                               --------------

             Utilities - 4.05%
 11,000,000  Electricity Corp. of New Zealand
             5.62%, 08/11/98 (A)                                   10,929,617
                                                               --------------

             Energy - 3.33%
  9,000,000  Texaco, Inc.
             5.46%, 07/16/98 (A)                                    8,979,525
                                                               --------------

             Industry - 1.37%
  3,765,000  Monsanto Co.
             5.52%, 10/15/98 (C)                                    3,703,806
                                                               --------------
             Total Commercial Paper                               129,945,515
             (Cost $129,945,515)                               --------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
Par Value                                                               (Note 2)
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 13.53%

$2,500,000 Bankers Trust Co.
           5.92%, 07/17/98                                       $  2,499,969
 7,000,000 Barclays Bank Plc
           5.67%, 12/16/98                                          6,999,765
 3,000,000 Deutsche Bank Financial
           5.95%, 10/26/98                                          2,999,541
 5,000,000 First Tennessee Bank
           5.75%, 01/22/99                                          5,000,000
 4,500,000 National Bank of Canada
           5.73%, 06/07/99                                          4,497,585
 5,000,000 Sanwa Bank, Ltd., New York
           5.97%, 09/30/98                                          5,000,124
 6,500,000 Societe Generale, New York
           5.77%, 09/11/98                                          6,499,836
 3,000,000 Societe Generale, New York
           5.97%, 09/15/98                                          3,000,060
                                                                 ------------
           Total Certificates of Deposit                           36,496,880
                                                                 ------------
           (Cost $36,496,880)


REPURCHASE AGREEMENT - 3.71%

10,000,000 First Union Repurchase Agreement
            6.65%, 7/1/98, Dated 6/30/98
           Repurchase Price $10,001,847
           (Collateralized by First Alliance
           Mortgage Loan Trust
           7.20%, Due 6/20/28,
           Total Par $14,237,000;
           Market Value $14,418,237)                NR             10,000,000
                                                                 ------------
           Total Repurchase Agreement                              10,000,000
                                                                 ------------
           (Cost $10,000,000)


                                                                      Value
  Shares                                                             (Note 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANY - 0.20%

  525,796  SSgA Prime Money Market                               $    525,796
                                                                 ------------
           Total Investment Company                                   525,796
                                                                 ------------
           (Cost $525,796)

Total Investments - 99.29%                                        267,828,173
                                                                 ------------
(Cost $267,828,173)
Net Other Assets and Liabilities - 0.71%                            1,914,613
                                                                 ------------
Net Assets - 100.00%                                             $269,742,786
                                                                 ============


--------------------------------------------------------------------------------
*      Variable rate security. The rate shown reflects rate in effect at
       June 30, 1998.
(A)    Effective yield at time of purchase.
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified, institutional buyers. At June 30, 1998, these securities amounted to $7,000,172 or 2.60% of net assets.
(C) Security exempt from registration under section 4(2) of the Securities Act of 1933, as amended. This security may be resold to qualified institutional buyers. At June 30, 1998, these securities amounted to $36,418,459 or 13.50% of net assets.
MTN    Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $267,831,189.

As of December 31, 1997, the Portfolio had a capital loss carryforwards which expire as follows: $347 in 2002, $144 in 2003, $35,977 in 2004; and $8,154 in
2005.


OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $95,752,178 and $56,496,506 of non-governmental issuers, respectively.

               Moody's Ratings
           Aaa                 96.09%
           NR (Not Rated)       3.91
                              ------
                              100.00%
                              ======

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

  STATEMENTS OF ASSETS AND LIABILITIES (in 000's). June 30, 1998 (Unaudited)
================================================================================


                                                     Select          Select         Select             Select            Select
                                                    Emerging       Aggressive       Capital       Value Opportunity   International
                                                  Markets Fund     Growth Fund  Appreciation Fund       Fund           Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments (Note 2):
   Investments at cost.........................    $    21,983    $   579,079     $   270,288       $   222,218       $   398,483
   Repurchase agreements at cost...............             --             --              --                --                --
   Net unrealized appreciation (depreciation)..         (3,192)       171,837           8,194            20,994            96,483
                                                   -----------    -----------     -----------       -----------       -----------
     Total investments at value................         18,791        750,916         278,482           243,212           494,966
Cash   ........................................            233             --           1,442                15             3,934
Foreign currency
   (Cost $259 and $4,825 respectively)
   (Notes 2 and 7).............................            256             --              --                --             6,958
Short-term investments held as collateral
   for securities loaned (Note 2)..............             --        109,199              --                --            32,911
Receivable for investments sold................             46             --           2,155             1,712            30,505
Receivable for shares sold ....................             51            637             356               409                93
Receivable for foreign currency sold...........             46             --              --                --             4,576
Interest and dividend receivables..............            105            141              55               108             3,977
Receivable from investment adviser (Note 4)....             --             --              --                --                --
Deferred organizational expense (Note 2).......             --             --               2                --                --
Dividend tax reclaim receivables...............             --             --              --                --               742
Net unrealized appreciation on
   forward currency contracts (Notes 2 and 8)..             --             --              --                --               681
                                                   -----------    -----------     -----------       -----------       -----------
     Total Assets..............................         19,528        860,893         282,492           245,456           579,343
                                                   -----------    -----------     -----------       -----------       -----------
LIABILITIES:
Payable for investments purchased..............            195          3,794           1,900             2,200            36,330
Foreign currency (Cost $1,614).................             --             --           2,031                --                --
Payable for foreign currency purchased.........            192             --              --                --            14,749
Payable for shares repurchased.................             --             --              --                 3               737
Payable to custodian...........................             --             23              --                --                --
Collateral for securities loaned...............             --        109,199              --                --            32,911
Advisory fee payable (Note 3)..................             31            515             203               177               352
Trustees' fees and expenses payable............             --              6               2                 2                 4
Accrued expenses and other payables ...........             78            169             148                48               181
                                                   -----------    -----------     -----------       -----------       -----------
     Total Liabilities.........................            496        113,706           4,284             2,430            85,264
                                                   -----------    -----------     -----------       -----------       -----------
NET ASSETS.....................................    $    19,032    $   747,187     $   278,208       $   243,026       $   494,079
                                                   ===========    ===========     ===========       ===========       ===========
NET ASSETS consist of
Paid-in capital (Note 6).......................    $    22,486    $   520,767     $   216,513       $   205,596       $   392,951
Undistributed (distribution in excess of)
   net investment income (loss) ...............             75         (1,233)           (611)              519             2,593
Accumulated (distribution in excess of) net
   realized gain (loss) on investments sold,
   foreign currency transactions and futures
   contracts...................................           (337)        55,816          54,530            15,917            (1,210)
Net unrealized appreciation (depreciation) of
   investments, assets and liabilities in
   foreign currency and futures contracts......         (3,192)       171,837           7,776            20,994            99,745
                                                   -----------    -----------     -----------       -----------       -----------
TOTAL NET ASSETS ..............................    $    19,032    $   747,187     $   278,208       $   243,026       $   494,079
                                                   ===========    ===========     ===========       ===========       ===========

Shares of beneficial interest outstanding
(unlimited authorization, no par value)........         22,616        288,798         149,981           142,405           313,385
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding)................    $     0.842    $     2.587     $     1.855       $     1.707       $     1.577
                                                   ===========    ===========     ===========       ===========       ===========


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

   STATEMENTS OF ASSETS AND LIABILITIES (in 000's). June 30, 1998 (Unaudited)
================================================================================

                                                   --------------------------------------------------------------------------------
                                                      Select          Select      Select Growth      Select          Money
                                                      Growth         Strategic     and Income        Income         Market
                                                       Fund         Growth Fund       Fund            Fund           Fund
                                                   --------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost.........................    $   482,492    $     9,257     $   494,380    $   134,540     $   257,828
   Repurchase agreements at cost...............             --             --              --             --          10,000
   Net unrealized appreciation (depreciation)..        185,041            (88)         80,038          2,494              --
     Total investments at value................    -----------    -----------     -----------    -----------     ------------
Cash   ........................................        667,533          9,169         574,418        137,034         267,828
Foreign currency                                            32             82              --             --              26
   (Cost $259 and $4,825 respectively)
   (Notes 2 and 7).............................
Short-term investments held as collateral                   --             --              --             --              --
   for securities loaned (Note 2)..............
Receivable for investments sold................             --             --              --             --              --
Receivable for shares sold ....................            948             --           7,367          4,932             350
Receivable for foreign currency sold...........            736             37             408            348              --
Interest and dividend receivables..............             --             --              --             --              --
Receivable from investment adviser (Note 4)....            460              3             617          1,271           1,655
Deferred organizational expense (Note 2).......             --             24              --             --              --
Dividend tax reclaim receivables...............             --             --              --             --              --
Net unrealized appreciation on                              --             --              --             --              --
   forward currency contracts (Notes 2 and 8)..
                                                            --             --              --             --              --
     Total Assets..............................    -----------    -----------     -----------    -----------     ------------
                                                       669,709          9,315         582,810        143,585         269,859
LIABILITIES:                                       -----------    -----------     -----------    -----------     ------------
Payable for investments purchased..............
Foreign currency (Cost $1,614).................             86             --             937          9,840              --
Payable for foreign currency purchased.........             --             --              --             --              --
Payable for shares repurchased.................             --             --              --             --              --
Payable to custodian...........................             --             --              --             --              --
Collateral for securities loaned...............             --             --             241          1,472              --
Advisory fee payable (Note 3)..................             --             --              --             --              --
Trustees' fees and expenses payable............            420             19             320             58              59
Accrued expenses and other payables ...........              5             --               5              1               2
                                                           126             22             113             33              55
     Total Liabilities.........................    -----------    -----------     -----------    -----------     ------------
                                                           637             41           1,616         11,404             116
NET ASSETS.....................................    -----------    -----------     -----------    -----------     ------------
                                                   $   669,072    $     9,274     $   581,194    $   132,181     $   269,743
NET ASSETS consist of                              ===========    ===========     ===========    ===========     ============
Paid-in capital (Note 6).......................
Undistributed (distribution in excess of)          $   460,466    $     9,398     $   451,143    $   129,629     $   269,806
   net investment income (loss) ...............
Accumulated (distribution in excess of) net               219             13               3             22              --
   realized gain (loss) on investments sold,
   foreign currency transactions and futures
   contracts...................................         23,346            (49)         50,010             35             (63)
Net unrealized appreciation (depreciation) of
   investments, assets and liabilities in
   foreign currency and futures contracts......        185,041            (88)         80,038          2,495              --
                                                   -----------    -----------     -----------    -----------     ------------
TOTAL NET ASSETS ..............................    $   669,072    $     9,274     $   581,194    $   132,181     $   269,743
                                                   ===========    ===========     ===========    ===========     ============
Shares of beneficial interest outstanding
(unlimited authorization, no par value)........
NET ASSET VALUE,                                       303,519          9,271         338,414        128,271         269,806
Offering and redemption price per share
(Net Assets/Shares Outstanding)................    $     2.204    $     1.000     $     1.717    $     1.030     $     1.000
                                                   ===========    ===========     ===========    ===========     ============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

           STATEMENTS OF OPERATIONS (in 000's) . For the period ended
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     Select          Select         Select            Select          Select
                                                    Emerging       Aggressive       Capital      Value Opportunity International
                                                  Markets Fund*    Growth Fund Appreciation Fund       Fund         Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2)............................   $        65      $       410     $       419      $       338    $       356
   Dividends (Note 2)...........................           198            1,429             326            1,235          6,585
   Securities lending income (Note 2)...........            --              117              --               --             59
   Less net foreign taxes withheld..............            (4)              --             (12)              --           (719)
                                                   -----------      -----------     -----------      -----------    -----------
     Total investment income....................           259            1,956             733            1,573          6,281
                                                   -----------      -----------     -----------      -----------    -----------

EXPENSES
   Investment advisory fees (Notes 3 and 4).....           100            3,026           1,186            1,033          2,000
   Custodian and securities lending fees
    (Note 3)....................................            54               45              19               13            180
   Fund accounting fees (Note 3)................            15               45              27               25             32
   Legal fees...................................            --                8               6                3              5
   Audit fees...................................            19                6               5                5              6
   Trustees' fees and expenses (Note 3).........            --               14               5                5              9
   Reports to shareholders......................            12               64              86               27             46
   Amortization of organization costs
    (Note 2)....................................            --               --               1               --             --
   Insurance....................................            --                1              --               --             --
   Miscellaneous................................            11                2               4               --             --
                                                   -----------      -----------     -----------      -----------    -----------
     Total expenses before reductions and
      waiver....................................           211            3,211           1,339            1,111          2,278
     Less reductions (Note 5)...................            (1)             (22)             (5)             (42)           (25)
     Less reimbursement/waiver
      (Notes 3 and 4)...........................           (26)              --              --              (18)            --
                                                   -----------      -----------     -----------      -----------    -----------
     Total expenses net of reductions and
      waiver....................................           184            3,189           1,334            1,051          2,253
                                                   -----------      -----------     -----------      -----------    -----------
NET INVESTMENT INCOME (LOSS)....................            75           (1,233)           (601)             522          4,028
                                                   -----------      -----------     -----------      -----------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments
    sold........................................          (337)          57,740          56,653           15,974         (2,795)
   Net realized gain on futures contracts.......            --               --             336               --             --
   Net realized gain (loss) on foreign currency
    transactions................................            --               --            (615)              --          5,149
   Net change in unrealized appreciation
     (depreciation) of assets and liabilities in
     foreign currency...........................            (3)              --            (428)              --          1,657
   Net change in unrealized appreciation
     (depreciation) of investments and futures
     contracts..................................        (3,189)          44,512         (33,082)          (6,048)        65,658
                                                   -----------      -----------     -----------      -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS..................        (3,529)         102,252          22,864            9,926         69,669
                                                   -----------      -----------     -----------      -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS.............   $    (3,454)     $   101,019     $    22,263      $    10,448    $    73,697
                                                   ===========      ===========     ===========      ===========    ===========

--------------------------------------------------------------------------------
* The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998.


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS (in 000's) . For the period ended June 30, 1998
                                  (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------
                                                          Select         Select      Select Growth      Select          Money
                                                          Growth        Strategic     and Income        Income         Market
                                                           Fund       Growth Fund*       Fund            Fund           Fund
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2)............................      $       450     $        14     $     1,135     $     3,785      $     7,184
   Dividends (Note 2)...........................            2,222              24           3,775              65               74
   Securities lending income (Note 2)...........               --              --              --              --               --
   Less net foreign taxes withheld..............               --              --              --              --               --
                                                      -----------     -----------     -----------     -----------      -----------
     Total investment income....................            2,672              38           4,910           3,850            7,258
                                                      -----------     -----------     -----------     -----------      -----------

EXPENSES
   Investment advisory fees (Notes 3 and 4)......           2,356              20           1,826             322              337
   Custodian and securities lending fees
    (Note 3)....................................               16               5              15               9               14
   Fund accounting fees (Note 3)................               42              11              42              25               26
   Legal fees...................................                6              --               6               1                3
   Audit fees...................................                5               6               5               5                5
   Trustees' fees and expenses (Note 3).........               12              --              11               2                6
   Reports to shareholders......................               48               9              40               8               13
   Amortization of organization costs
    (Note 2)....................................               --              --              --              --               --
   Insurance....................................                1              --               1              --               --
   Miscellaneous................................                1               2               2              --                9
                                                      -----------     -----------     -----------     -----------      -----------
     Total expenses before reductions and
      waiver....................................            2,487              53           1,948             372              413
     Less reductions (Note 5)...................              (53)             (4)            (75)             --               --
     Less reimbursement/waiver
      (Notes 3 and 4)...........................               --             (24)             --              --               --
                                                      -----------     -----------     -----------     -----------      -----------
     Total expenses net of reductions and
      waiver....................................            2,434              25           1,873             372              413
                                                      -----------     -----------     -----------     -----------      -----------
NET INVESTMENT INCOME (LOSS)....................              238              13           3,037           3,478            6,845
                                                      -----------     -----------     -----------     -----------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments
    sold........................................           23,530             (49)         50,660           1,105              (18)
   Net realized gain on futures contracts.......               --              --              --              --               --
   Net realized gain (loss) on foreign currency
    transactions................................               --              --              --              --               --
   Net change in unrealized appreciation
     (depreciation) of assets and liabilities in
     foreign currency...........................               --              --              --              --               --
   Net change in unrealized appreciation
     (depreciation) of investments and futures
     contracts..................................           91,850             (88)          2,355            (318)              --
                                                      -----------     -----------     -----------     -----------      -----------

NET GAIN (LOSS) ON INVESTMENTS..................          115,380            (137)         53,015             787              (18)
                                                      -----------     -----------     -----------     -----------      -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS.............      $   115,618     $      (124)    $    56,052     $     4,265      $     6,827
                                                      ===========     ===========     ===========     ===========      ===========


                                                ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                   Select Emerging         Select Aggressive            Select Capital
                                                    Markets Fund*             Growth Fund              Appreciation Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                    Period Ended    Six Months Ended  Year Ended  Six Months Ended  Year Ended,
                                                    June 30, 1998     June 30, 1998  December 31,   June 30, 1998   December 31,
                                                     (Unaudited)       (Unaudited)      1997        (Unaudited)        1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period...............     $    20,010(B)    $   604,123    $   407,442    $   240,526    $   142,680
                                                     -----------       -----------    -----------    -----------    -----------

Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss)................              75            (1,233)        (2,312)          (601)          (704)
    Net realized gain (loss) on investments sold
       and foreign currency transactions........            (337)           57,740         38,455         56,374            244
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency......          (3,192)           44,512         49,159        (33,510)        30,339
                                                   -------------       -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
       resulting from operations................          (3,454)          101,019         85,302         22,263         29,879
                                                   -------------       -----------    -----------    -----------    -----------

Distributions to shareholders from:
    Net investment income.......................              --                --             --             --             --
    Distribution in excess of net investment
      income....................................              --                --             --             --             --
    Net realized gain on investments............              --                --        (45,242)            --             --
    Distribution in excess of net realized gain
       on investments...........................              --                --         (1,941)            --             --
                                                   -------------       -----------    -----------    -----------    -----------
       Total distributions......................              --                --        (47,183)            --             --
                                                   -------------       -----------    -----------    -----------    -----------

Capital share transactions:
    Net proceeds from sales of shares...........           2,482            50,188        125,270         29,095         72,527
    Issued to shareholders in reinvestment of
       distributions............................              --                --         47,183             --             --
    Cost of shares repurchased..................              (6)           (8,143)       (13,891)       (13,676)        (4,560)
                                                   -------------       -----------    -----------    -----------    -----------
       Net increase from
           capital share transactions...........           2,476            42,045        158,562         15,419         67,967
                                                   -------------       -----------    -----------    -----------    -----------
       Total increase (decrease) in net assets..            (978)          143,064        196,681         37,682         97,846
                                                   -------------       -----------    -----------    -----------    -----------

NET ASSETS at end of period (including line A)..    $     19,032       $   747,187    $   604,123    $   278,208    $   240,526
                                                   =============       ===========    ===========    ===========    ===========

(A) Undistributed (distribution in excess of)
       net investment income (loss).............   $          75       $    (1,233)   $        --    $      (611)   $       (11)
                                                   =============       ===========    ===========    ===========    ===========

OTHER INFORMATION:
Share transactions:
    Sold........................................           2,612            22,230         56,853         17,274         48,567
    Issued to shareholders in reinvestment of
       distributions............................              --                --         21,321             --             --
    Repurchased.................................              (6)           (4,993)        (6,666)        (8,972)        (2,995)
                                                   -------------       -----------    -----------    -----------    -----------
       Net increase in shares outstanding.......           2,606            17,237         71,508          8,302         45,572
                                                   =============       ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------

* The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations on February 20, 1998.
(B) Represents initial seed money and shares. Original shares were priced at $1.00.


                       See Notes to Financial Statements.
                       --------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------
                STATEMENTS OF CHANGES IN NET ASSETS (in 000's)

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Select Value                  Select International
                                                                    Opportunity Fund                    Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                               Six Months Ended  Year Ended   Six Months Ended  Year Ended
                                                                June 30, 1998   December 31,   June 30, 1998    December 31,
                                                                 (Unaudited)        1997        (Unaudited)         1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period...............                $   202,139     $   113,969    $   397,915      $   246,877
                                                                -----------     -----------    -----------      -----------

Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss)................                        522           1,135          4,028            3,941
    Net realized gain (loss) on investments sold
       and foreign currency transactions........                     15,974          26,736          2,354           14,653
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency......                     (6,048)          6,770         67,315           (6,505)
                                                                -----------     -----------    -----------     ------------
    Net increase (decrease) in net assets
       resulting from operations................                     10,448          34,641         73,697           12,089
                                                                -----------     -----------    -----------     ------------

Distributions to shareholders from:
    Net investment income.......................                        (29)         (1,109)        (3,490)          (5,222)
    Distribution in excess of net investment
      income....................................                         --              --             --           (3,846)
    Net realized gain on investments............                       (836)        (26,701)            --          (12,588)
    Distribution in excess of net realized gain                          --              --             --               --
       on investments...........................                -----------     -----------    -----------     ------------
                                                                       (865)        (27,810)        (3,490)         (21,656)
       Total distributions......................                -----------     -----------    -----------     ------------


Capital share transactions:
    Net proceeds from sales of shares...........                     31,074          54,787         52,789          156,121
    Issued to shareholders in reinvestment of
       distributions............................                        864          27,810          3,490           21,656
    Cost of shares repurchased..................                       (634)         (1,258)       (30,322)         (17,172)
                                                                -----------     -----------    -----------     ------------
       Net increase from
           capital share transactions...........                     31,304          81,339         25,957          160,605
                                                                -----------     -----------    -----------     ------------
       Total increase (decrease) in net assets..                     40,887          88,170         96,164          151,038
                                                                -----------     -----------    -----------     ------------

NET ASSETS at end of period (including line A)..                $   243,026     $   202,139    $   494,079      $   397,915
                                                                ===========     ===========    ===========     ============

(A) Undistributed (distribution in excess of)
       net investment income (loss).............                $       519     $        26    $     2,593      $     2,056
                                                                ===========     ===========    ===========     ============

OTHER INFORMATION:
Share transactions:
    Sold........................................                     17,924          32,573         33,836          110,808
    Issued to shareholders in reinvestment of
       distributions............................                        506          17,084          2,096           15,986
    Repurchased.................................                       (376)           (754)       (19,263)         (12,167)
                                                                -----------     -----------    -----------     ------------
       Net increase in shares outstanding.......                     18,054          48,903         16,669          114,627
                                                                ===========     ===========    ===========     ============


------------------------------------------------------------------------------------------------------------
                                                                   Select Growth            Select Strategic
                                                                        Fund                  Growth Fund
------------------------------------------------------------------------------------------------------------
                                                           Six Months Ended   Year Ended     Period Ended
                                                             June 30, 1998    December 31,  June 30, 1998
                                                              (Unaudited)         1997       (Unaudited)
                                                           ------------------------------------------------
NET ASSETS at beginning of period...............           $   470,356      $   228,551    $     5,010(B)
                                                           -----------      -----------    -----------

Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss)................                   238           1,457              13
    Net realized gain (loss) on investments sold
       and foreign currency transactions........                23,530          27,996             (49)
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency......                91,850          68,271             (88)
                                                           -----------     -----------     -----------
    Net increase (decrease) in net assets
       resulting from operations................               115,618          97,724            (124)
                                                           -----------     -----------     -----------

Distributions to shareholders from:
    Net investment income.......................                  (120)         (1,356)             --
    Distribution in excess of net investment
      income....................................                    --              --              --
    Net realized gain on investments............                (6,306)        (23,994)             --
    Distribution in excess of net realized gain
       on investments...........................                    --              --              --
                                                           -----------     -----------     -----------
       Total distributions......................                (6,426)        (25,350)             --
                                                           -----------     -----------     -----------


Capital share transactions:
    Net proceeds from sales of shares...........                86,248         148,448           4,397
    Issued to shareholders in reinvestment of
       distributions............................                 6,426          25,350              --
    Cost of shares repurchased..................                (3,150)         (4,367)             (9)
                                                           -----------     -----------     -----------
       Net increase from
           capital share transactions...........                89,524         169,431           4,388
                                                           -----------     -----------     -----------
       Total increase (decrease) in net assets..               198,716         241,805           4,264
                                                           -----------     -----------     -----------

NET ASSETS at end of period (including line A)..           $   669,072     $   470,356     $     9,274
                                                           ===========     ===========     ===========

(A) Undistributed (distribution in excess of)
       net investment income (loss).............           $       219     $       101     $        13
                                                           ===========     ===========     ===========

OTHER INFORMATION:
Share transactions:
    Sold........................................
    Issued to shareholders in reinvestment of                   42,469          88,503           4,269
       distributions............................                 2,915          14,089              --
    Repurchased.................................                (1,557)         (2,711)             (8)
                                                           -----------     -----------     -----------
       Net increase in shares outstanding.......                43,827          99,881           4,261
                                                           ===========     ===========     ===========

     The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations on February 20, 1998.
(B) Represents initial seed money and shares. Original shares were priced at $1.00.

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

           STATEMENTS OF CHANGES IN NET ASSETS (in 000's) (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              Select Growth and                 Select                   Money Market
                                                 Income Fund                  Income Fund                    Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                       Six Months Ended  Year Ended  Six Months Ended   Year Ended  Six Months Ended  Year Ended
                                         June 30, 1998  December 31,   June 30, 1998   December 31,   June 30, 1998  December 31,
                                           (Unaudited)      1997         (Unaudited)       1997         (Unaudited)      1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period........  $   473,552   $   295,638     $    104,253   $    77,498     $   260,620   $   217,256
                                           -----------   -----------     ------------   -----------     -----------   -----------

Increase in net assets
resulting from operations:
   Net investment income.................        3,037         5,190            3,478         5,435           6,845        12,775
   Net realized gain (loss) on
     investments sold and futures
     contracts...........................       50,660        37,150            1,105           418             (18)           (8)
   Net change in unrealized appreciation
     (depreciation) of investments and
     futures contracts...................        2,355        33,412             (318)        2,198              --            --
                                           -----------   -----------     ------------   -----------     -----------   -----------
   Net increase in net assets resulting
     from operations.....................       56,052        75,752            4,265         8,051           6,827        12,767
                                           -----------   -----------     ------------   -----------     -----------   -----------

Distributions to shareholders from:
   Net investment income.................       (3,100)       (5,133)          (3,457)       (5,484)         (6,845)      (12,775)
   Distribution in excess of net
     investment income                              --            --               --           (43)             --            --
   Net realized gain on investments......       (2,017)      (40,366)              --            --              --            --
                                           -----------   -----------     ------------   -----------     -----------   -----------
     Total distributions.................       (5,117)      (45,499)          (3,457)       (5,527)         (6,845)      (12,775)
                                           -----------   -----------     ------------   -----------     -----------   -----------

Capital share transactions:
   Net proceeds from sales of shares.....       52,684       106,418           25,375        23,119         119,084       198,111
   Issued to shareholders in
     reinvestment of distributions.......        5,117        45,498            3,457         5,528           6,845        12,775
   Cost of shares repurchased............       (1,094)       (4,255)          (1,712)       (4,416)       (116,788)     (167,514)
                                           -----------   -----------     ------------   -----------     -----------   -----------
     Net increase from
       capital share transactions........       56,707       147,661           27,120        24,231           9,141        43,372
                                           -----------   -----------     ------------   -----------     -----------   -----------
     Total increase in net assets........      107,642       177,914           27,928        26,755           9,123        43,364
                                           -----------   -----------     ------------   -----------     -----------   -----------

NET ASSETS at end of period (including
   line A)...............................  $   581,194   $   473,552      $   132,181   $   104,253     $   269,743   $  260,620
                                           ===========   ===========     ============   ===========     ===========   ===========

(A) Undistributed net investment income..  $         3   $        66      $        22   $         1     $        --   $        --
                                           ===========   ===========     ============   ===========     ===========   ===========

OTHER INFORMATION:
Share transactions:
   Sold..................................       30,963        68,177           25,159        22,957         119,085       198,111
   Issued to shareholders in
     reinvestment of distributions.......        2,967        29,288            3,057         5,531           6,845        12,775
   Repurchased...........................         (695)       (2,757)          (1,920)       (4,382)       (116,788)     (167,514)
                                           -----------   -----------     ------------   -----------     -----------   -----------
     Net increase in shares outstanding..       33,235        94,708           26,296        24,106           9,142        43,372
                                           ===========   ===========     ============   ===========     ===========   ===========


                       See Notes to Financial Statements.

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                       Income from Investment Operations
                           --------------------------------------------------------

                                                        Net Realized
                              Net                            and
                             Asset           Net         Unrealized
                             Value       Investment      Gain (Loss)     Total from
     Year Ended            Beginning       Income            on          Investment
    December 31,           of Period      (Loss)(2)      Investments     Operations
   --------------          ---------     ----------      -----------     ----------
   Select Emerging
   Markets Fund/(1)/
       1998/(E)/          $   1.000      $   0.003       $  (0.161)      $  (0.158)
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/              2.225         (0.004)          0.366           0.362
       1997                   2.037         (0.009)          0.387           0.378
       1996                   1.848         (0.009)          0.351           0.342
       1995                   1.397         (0.001)          0.452           0.451
       1994                   1.431         (0.002)         (0.032)         (0.034)
       1993                   1.197          0.001           0.234           0.235
       1992                   1.000          0.001           0.197           0.198
   Select Capital
 Appreciation Fund/(1)/
       1998/(D)/              1.698         (0.004)          0.161           0.157
       1997                   1.485         (0.005)          0.218           0.213
       1996                   1.369         (0.003)          0.124           0.121
       1995                   1.000         (0.001)          0.397           0.396
    Select Value
 Opportunity Fund/(1)/
       1998/(D)/              1.626          0.004           0.083           0.087
       1997                   1.511          0.010           0.364           0.374
       1996                   1.238          0.011           0.342           0.353
       1995                   1.089          0.009           0.183           0.192
       1994                   1.170          0.005          (0.081)         (0.076)
       1993                   1.000          0.002           0.176           0.178
 Select International
   Equity Fund/(1)/
       1998/(D)/              1.341          0.012           0.235           0.247
       1997                   1.356          0.015           0.049           0.064
       1996                   1.136          0.011           0.238           0.249
       1995                   0.963          0.013           0.176           0.189
       1994                   1.000          0.003          (0.038)         (0.035)

                                                       Less Distributions
                              ---------------------------------------------------------------------

                                                                                                        Net
                                            Distributions                                             Increase
                                Dividends     from Net                                               (Decrease)
                                from Net      Realized     Distributions                                 in
     Year Ended                Investment      Capital          in         Return of      Total       Net Asset
    December 31,                 Income         Gains         Excess        Capital   Distributions     Value
   --------------             ------------  -------------  -------------   ---------  -------------  ----------
   Select Emerging
   Markets Fund/(1)/
       1998/(E)/                 $   --         $   --         $   --         $   --       $   --     $ (0.158)
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/                     --             --             --             --           --        0.362
       1997                          --         (0.182)        (0.008)/(3)/       --       (0.190)       0.188
       1996                          --         (0.153)            --             --       (0.153)       0.189
       1995                          --             --             --             --           --        0.451
       1994                          --             --             --             --           --       (0.034)
       1993                      (0.001)            --             --             --       (0.001)       0.234
       1992                      (0.001)            --             --             --       (0.001)       0.197
   Select Capital
 Appreciation Fund/(1)/
       1998/(D)/                     --             --             --             --           --        0.157
       1997                          --             --             --             --           --        0.213
       1996                          --         (0.005)            --             --       (0.005)       0.116
       1995                          --         (0.027)            --             --       (0.027)       0.369
    Select Value
 Opportunity Fund/(1)/
       1998/(D)/                     --         (0.006)            --             --       (0.006)       0.081
       1997                      (0.010)        (0.249)            --             --       (0.259)       0.115
       1996                      (0.011)        (0.069)            --             --       (0.080)       0.273
       1995                      (0.009)        (0.033)        (0.001)/(3)/       --       (0.043)       0.149
       1994                      (0.005)            --             --             --       (0.005)      (0.081)
       1993                      (0.002)        (0.006)            --             --       (0.008)       0.170
 Select International
   Equity Fund/(1)/
       1998/(D)/                 (0.011)            --             --             --       (0.011)       0.236
       1997                      (0.019)        (0.046)        (0.014)/(4)/       --       (0.079)      (0.015)
       1996                      (0.012)        (0.003)        (0.014)/(4)/       --       (0.029)       0.220
       1995                      (0.011)        (0.005)            --             --       (0.016)       0.173
       1994                      (0.001)        (0.001)            --             --       (0.002)      (0.037)

----------------------------------------------------------------------
*      Annualized
**     Not Annualized

(A)  Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For six months ended June 30, 1998 (Unaudited)
(E)  For period ended June 30, 1998 (Unaudited)
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995 and changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund commenced operations on April 30, 1993 and changed sub-advisers on January 1, 1997. The Select International Equity Fund commenced operations on May 2, 1994.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.002 for the period ended June 30, 1998 for Select Emerging Markets Fund; ($0.004) for the six months ended June 30, 1998, $(0.010) in 1997, $0.000 in 1993 and $(0.001) in 1992 for
     Select Aggressive Growth Fund; $(0.004) for the six months ended June 30, 1998, $(0.001) in 1995 for Select Capital Appreciation Fund; $0.003 for the six months ended June 30, 1998, $0.009 in 1997, $0.010 in 1996, $0.005 in
     1994 and $(0.001) in 1993 for Select Value Opportunity Fund; and $0.012 for the six months ended June 30, 1998, $0.015 in 1997, $0.011 in 1996 and
     $0.002 in 1994 for Select International Equity Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
       ------------------------------------------------------------
                         Ratios To Average Net Assets
            ---------------------------------------------------

                                           Net Asset              Net Assets
                                             Value                  End of          Net
     Year Ended                             End of      Total       Period      Investment
    December 31,                            Period     Return       (000's)    Income (Loss)
   --------------                          --------   --------     ---------   -------------
   Select Emerging
   Markets Fund/(1)/
       1998/(E)/                        $   0.842    (15.70)%**  $   19,032          1.01%*
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/                            2.587     16.27%**      747,187         (0.36)%*
       1997                                 2.225     18.71%        604,123         (0.45)%
       1996                                 2.037     18.55%        407,442         (0.53)%
       1995                                 1.848     32.28%        254,872         (0.07)%
       1994                                 1.397     (2.31)%       136,573         (0.21)%
       1993                                 1.431     19.51%         66,251          0.10%
       1992                                 1.197     19.85%**        9,270          0.34%*
   Select Capital
 Appreciation Fund/(1)/
       1998/(D)/                            1.855      9.30%**      278,208         (0.47)%*
       1997                                 1.698     14.28%        240,526         (0.38)%
       1996                                 1.485      8.80%        142,680         (0.32)%
       1995                                 1.369     39.56%**       41,376         (0.25)%*
    Select Value
 Opportunity Fund/(1)/
       1998/(D)/                            1.707      5.36%**      243,026          0.46%*
       1997                                 1.626     24.85%        202,139          0.73%
       1996                                 1.511     28.53%        113,969          0.91%
       1995                                 1.238     17.60%         64,575          0.86%
       1994                                 1.089     (6.51)%        41,342          0.64%
       1993                                 1.170     17.74%**       12,731          0.52%*
 Select International
   Equity Fund/(1)/
       1998/(D)/                            1.577     18.43%**      494,079          1.81%*
       1997                                 1.341      4.65%        397,915          1.17%
       1996                                 1.356     21.94%        246,877          1.22%
       1995                                 1.136     19.63%        104,312          1.68%
       1994                                 0.963     (3.49)%**      40,498          0.87%*

                                                                                              Portfolio
     Year Ended                         Operating Expenses             Management Fee         Turnover
    December 31,                     (A)        (B)        (C)         Gross       Net           Rate
   --------------                  -------    -------    -------       ------    -------    ------------
   Select Emerging
   Markets Fund/(1)/
       1998/(E)/                   2.50%*     2.51%*     2.86%*       1.35%*     1.00%*           26%
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/                   0.93%*     0.94%*     0.94%*       0.88%*     0.88%*           53%
       1997                        0.99%      1.04%      1.04%        0.95%      0.95%            95%
       1996                        1.08%      1.08%      1.08%        1.00%      1.00%           113%
       1995                        1.09%         --      1.09%        1.00%      1.00%           104%
       1994                        1.16%         --      1.16%        1.00%      1.00%           100%
       1993                        1.19%         --      1.23%        1.00%      0.96%            76%
       1992                        1.35%*        --      1.88%*         N/A        N/A            33%
   Select Capital
 Appreciation Fund/(1)/
       1998/(D)/                   1.06%*     1.06%*     1.06%*       0.94%*     0.94%*          121%
       1997                        1.13%      1.13%      1.13%        0.98%      0.98%           133%
       1996                        1.13%      1.13%      1.13%        1.00%      1.00%            98%
       1995                        1.35%*       --       1.42%*       1.00%*     0.93%*           95%
    Select Value
 Opportunity Fund/(1)/
       1998/(D)/                   0.93%*     0.95%*     0.99%*       0.92%*     0.90%*           42%
       1997                        0.98%      1.04%      1.06%        0.92%      0.90%           110%
       1996                        0.95%      0.97%      0.97%        0.85%      0.85%            20%
       1995                        1.01%        --       1.01%        0.85%      0.85%            17%
       1994                        1.08%        --       1.09%        0.85%      0.84%             4%
       1993                        1.22%*       --       2.03%*       0.85%*     0.04%*            8%
 Select International
   Equity Fund/(1)/
       1998/(D)/                   1.07%*     1.08%*     1.08%*       0.90%*     0.90%*           15%
       1997                        1.15%      1.17%      1.17%        0.97%      0.97%            20%
       1996                        1.20%      1.23%      1.23%        1.00%      1.00%            18%
       1995                        1.24%         --      1.24%        1.00%      1.00%            24%
       1994                        1.50%*        --      1.78%*       1.00%*     0.72%*           19%

---------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                          Income from Investment Operations                     Less Distributions
                    ------------------------------------------- ----------------------------------------------------------------

                                        Net Realized                                                                     Net
                      Net                    and                           Distributions                               Increase
                     Asset               Unrealized             Dividends    from Net    Distri-                      (Decrease)
                     Value      Net      Gain (Loss) Total from  from Net    Realized    butions             Total       in
     Year Ended    Beginning Investment       on     Investment Investment   Capital       in    Return of   Distri-  Net Asset
    December 31,   of Period Income/(2)/ Investments Operations   Income      Gains      Excess   Capital    butions    Value
    ------------   --------- ----------- ----------- ---------- ---------- ------------- ------- --------- ---------  ----------
 Select Growth Fund/(1)/
       1998(D)    $   1.811  $   0.001  $   0.413   $   0.414   $      -- $   (0.021)   $  --     $  --  $   (0.021)$   0.393
       1997           1.430      0.006      0.480       0.486      (0.006)    (0.099)      --        --      (0.105)    0.381
       1996           1.369      0.005      0.297       0.302      (0.005)    (0.236)      --        --      (0.241)    0.061
       1995           1.099         --      0.270       0.270          --         --       --        --          --     0.270
       1994           1.119      0.003     (0.020)     (0.017)     (0.003)        --       --        --      (0.003)   (0.020)
       1993           1.111      0.001      0.008       0.009      (0.001)        --       --        --      (0.001)    0.008
       1992           1.000      0.001      0.111       0.112      (0.001)        --       --        --      (0.001)    0.111
  Select Strategic
   Growth Fund/(1)/
       1998(E)        1.000      0.001     (0.001)         --          --         --       --        --          --        --
  Select Growth and
   Income Fund/(1)/
       1998/(D)/      1.552      0.010      0.171       0.181      (0.010)    (0.006)      --        --      (0.016)    0.165
       1997           1.405      0.020      0.293       0.313      (0.020)    (0.146)      --        --      (0.166)    0.147
       1996           1.268      0.020      0.246       0.266      (0.020)    (0.109)      --        --      (0.129)    0.137
       1995           1.027      0.019      0.290       0.309      (0.019)    (0.049)      --        --      (0.068)    0.241
       1994           1.069      0.025     (0.018)      0.007      (0.025)    (0.017)  (0.007)(3)    --      (0.049)   (0.042)
       1993           0.990      0.023      0.079       0.102      (0.023)        --       --        --      (0.023)    0.079
       1992           1.000      0.008     (0.009)     (0.001)     (0.008)    (0.001)      --        --      (0.009)   (0.010)
Select Income Fund/(1)/
       1998/(D)/      1.022      0.029      0.008       0.037      (0.029)        --       --        --      (0.029)    0.008
       1997           0.995      0.060      0.028       0.088      (0.061)        --       --        --      (0.061)    0.027
       1996           1.024      0.061     (0.029)      0.032      (0.061)        --       --        --      (0.061)   (0.029)
       1995           0.930      0.060      0.095       0.155      (0.060)        --   (0.001)(4)    --      (0.061)    0.094
       1994           1.035      0.055     (0.105)     (0.050)     (0.055)        --       --        --      (0.055)   (0.105)
       1993           0.988      0.052      0.055       0.107      (0.052)    (0.008)      --        --      (0.060)    0.047
       1992           1.000      0.018     (0.012)      0.006      (0.018)        --       --        --      (0.018)   (0.012)

     ----------------------------------------------------
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For six months ended June 30, 1998 (Unaudited)
(E)  For period ended June 30, 1998 (Unaudited)
(1) The Select Growth Fund commenced operations on August 21, 1992 and changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998. The Select Growth and Income Fund and Select Income Fund commenced operations on August 21, 1992.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.011 for the six months ended June 30, 1998, $0.006 in 1997, $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992
     for Select Growth Fund; $(0.001) for the period ended June 30, 1998 for Select Strategic Growth Fund; $0.010 for the six months ended June 30, 1998, $0.019 in 1997, $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992 for
     Select Growth and Income Fund; and $0.060 in 1995, $0.055 in 1994, $0.050 in 1993, and $0.015 in 1992 for Select Income Fund.
(3) Distributions in excess of net realized capital gains.
(4) Distributions in excess of net investment Income.



                       See Notes to Financial Statements.
                       ---------------------------------------------------------

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                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
--------------------------------------------------------------------------------
                         Ratios To Average Net Assets
               ------------------------------------------------

                                   Net Asset              Net Assets
                                     Value                  End of         Net
                                    End of      Total       Period      Investment
                                    Period     Return       (000's)    Income (Loss)
                                   --------   --------     ---------   -------------
 Select Growth Fund/(1)/
       1998(D)                  $   2.204     22.88%**  $   669,072         0.09%*
       1997                         1.811     34.06%        470,356         0.42%
       1996                         1.430     22.02%        228,551         0.38%
       1995                         1.369     24.59%        143,125         0.02%
       1994                         1.099     (1.49)%        88,263         0.37%
       1993                         1.119      0.84%         53,854         0.15%
       1992                         1.111     11.25%**        9,308         0.40%*
  Select Strategic
   Growth Fund/(1)/
       1998(E)                      1.000      0.20%**        9,274         0.54%*
  Select Growth and
   Income Fund/(1)/
       1998/(D)/                    1.717     11.63%**      581,194         1.14%*
       1997                         1.552     22.51%        473,552         1.34%
       1996                         1.405     21.26%        295,638         1.44%
       1995                         1.268     30.32%        191,610         1.69%
       1994                         1.027      0.73%        110,213         2.51%
       1993                         1.069     10.37%         60,518         2.73%
       1992                         0.990     (0.11)%**       7,302         3.20%*
Select Income Fund/(1)/
       1998/(D)/                    1.030      3.66%**      132,181         6.02%*
       1997                         1.022      9.17%        104,253         6.12%
       1996                         0.995      3.32%         77,498         6.29%
       1995                         1.024     16.96%         60,368         6.24%
       1994                         0.930     (4.82)%        40,784         6.07%
       1993                         1.035     10.95%         25,302         5.91%
       1992                         0.988      0.62%**        5,380         5.38%*
                                                                                           Portfolio
                                     Operating Expenses             Management Fee         Turnover
                                  (A)        (B)        (C)         Gross       Net          Rate
                                -------    -------    -------       ------    -------    ------------
 Select Growth Fund/(1)/
       1998(D)                  0.87%*     0.89%*     0.89%*       0.84%*     0.84%*           39%
       1997                     0.91%      0.93%      0.93%        0.85%      0.85%            75%
       1996                     0.92%      0.93%      0.93%        0.85%      0.85%           159%
       1995                     0.97%        --       0.97%        0.85%      0.85%            51%
       1994                     1.03%        --       1.03%        0.85%      0.85%            55%
       1993                     1.05%        --       1.08%        0.85%      0.82%            65%
       1992                     1.20%*       --       1.72%*        N/A        N/A              3%
  Select Strategic
   Growth Fund/(1)/
       1998(E)                  1.05%*     1.20%*     2.19%*       0.85%*     0.85%*            6%
  Select Growth and
   Income Fund/(1)/
       1998/(D)/                0.70%*     0.73%*     0.73%*       0.68%*     0.68%*           65%
       1997                     0.77%      0.80%      0.80%        0.73%      0.73%            71%
       1996                     0.80%      0.83%      0.83%        0.75%      0.75%            78%
       1995                     0.85%        --       0.85%        0.75%      0.75%           112%
       1994                     0.91%        --       0.91%        0.75%      0.75%           107%
       1993                     0.99%        --       1.03%        0.75%      0.71%            25%
       1992                     1.10%*       --       2.37%*        N/A        N/A              4%
Select Income Fund/(1)/
       1998/(D)/                0.64%*     0.64%*     0.64%*       0.56%*     0.56%*           71%
       1997                     0.72%      0.72%      0.72%        0.59%      0.59%            79%
       1996                     0.74%      0.74%      0.74%        0.60%      0.60%           108%
       1995                     0.79%        --       0.80%        0.60%      0.59%           131%
       1994                     0.83%        --       0.85%        0.60%      0.58%           105%
       1993                     0.91%        --       1.08%        0.60%      0.43%           171%
       1992                     1.00%*       --       1.67%*        N/A        N/A            119%

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                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                        Income from Investment Operations                          Less Distributions
                  -------------------------------------------- -----------------------------------------------------------

                                        Net Realized                                                                          Net
                     Net                    and                           Distributions                                    Increase
                    Asset                Unrealized             Dividends   from Net                                      (Decrease)
                    Value       Net     Gain (Loss) Total from  from Net    Realized  Distributions                           in
     Year Ended   Beginning Investment       on     Investment Investment    Capital       in      Return of     Total     Net Asset
    December 31,  of Period Income/(1)/ Investments Operations   Income       Gains      Excess     Capital  Distributions   Value
    ------------  --------- ----------  ----------- ---------- ---------- ----------- ------------ --------- ------------- ---------

    Money Market
        Fund
       1998/(D)/  $  1.000  $   0.026    $    --    $  0.026   $  (0.026)  $     --    $    --     $     --   $   (0.026)  $    --
       1997          1.000      0.053         --       0.053      (0.053)        --         --           --       (0.053)       --
       1996          1.000      0.052         --       0.052      (0.052)        --         --           --       (0.052)       --
       1995          1.000      0.057         --       0.057      (0.057)        --         --           --       (0.057)       --
       1994          1.000      0.039         --       0.039      (0.039)        --         --           --       (0.039)       --
       1993          1.000      0.030         --       0.030      (0.030)        --         --           --       (0.030)       --
       1992          1.000      0.037         --       0.037      (0.037)        --         --           --       (0.037)       --
       1991          1.000      0.060         --       0.060      (0.060)        --         --           --       (0.060)       --
       1990          1.000      0.078         --       0.078      (0.078)        --         --           --       (0.078)       --
       1989          1.000      0.086         --       0.086      (0.086)        --         --           --       (0.086)       --
       1988          1.000      0.071         --       0.071      (0.071)        --         --           --       (0.071)       --

----------------------------------------------------------------------------

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For six months ended June 30, 1998 (Unaudited).
(1) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.030 in 1993 and $0.084 in 1988 for the Money Market Fund.
(2)  Unaudited



                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                           Ratios/Supplemental Data
             ---------------------------------------------------
                         Ratios To Average Net Assets
                ---------------------------------------------

             Net Asset             Net Assets
               Value                 End of          Net                                                                   Portfolio
Year Ended    End of      Total      Period      Investment            Operating Expenses              Management Fee      Turnover
December 31,  Period     Return      (000's)       Income          (A)        (B)        (C)          Gross       Net        Rate
------------ --------   --------   ----------    -----------     -------    -------    -------       -------    -------    ---------
Money Market
    Fund
   1998/(D)/ $ 1.000     2.74%**   $ 269,743         5.45%*      0.33%*     0.33%*     0.33%*        0.27%*     0.27%*           N/A
   1997        1.000     5.47%       260,620         5.33%       0.35%      0.35%      0.35%         0.27%      0.27%            N/A
   1996        1.000     5.36%       217,256         5.22%       0.34%      0.34%      0.34%         0.28%      0.28%            N/A
   1995        1.000     5.84%       155,211         5.68%       0.36%        --       0.36%         0.29%      0.29%            N/A
   1994        1.000     3.93%        95,991         3.94%       0.45%        --       0.45%         0.31%      0.31%            N/A
   1993        1.000     3.00%        71,052         2.95%       0.42%        --       0.43%         0.32%      0.31%            N/A
   1992        1.000     3.78%        64,506         3.65%       0.44%        --       0.44%          N/A        N/A             N/A
   1991        1.000     6.67%        39,909         5.98%       0.43%        --       0.43%          N/A        N/A             N/A
   1990        1.000     8.63%        28,330         8.22%       0.42%        --       0.42%          N/A        N/A             N/A
   1989        1.000     9.69%        12,060         8.62%       0.58%        --       0.58%          N/A        N/A             N/A
   1988        1.000     7.30%/(2)/    7,156         7.13%       0.60%        --       0.71%          N/A        N/A             N/A


-----------------------------------------------------------------------------------

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                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Select Growth and Income, Select Income and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, and Select Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------
Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupton bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Select Growth and Income and Select Income Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: Each Portfolio records as expenses all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. For the Select Capital Appreciation Fund all such costs were capitalized and are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation.

Securities Lending: Each Portfolio, using Bankers Trust Company ("Bankers Trust") as their agent, may loan securities to brokers who pay the Portfolio negotiated lenders' fees. These fees are disclosed as "securities lending income" on the Statements of Operations. Each applicable Portfolio receives obligations of the U.S. government and its agencies, cash and /or cash equivalents as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

 -------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
 -------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------
Each Portfolio pays Bankers Trust fees for its services equal to 25% of net income from the securities lending program. For the period end, the Select Aggressive Growth Fund and Select International Equity Fund paid Bankers Trust $29,309 and $14,626, respectively.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund, Select Income Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS
Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. The Manager succeeded Allmerica Investment Management Company, Inc. as manager of the Trust on April 16, 1998. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                       Percentage of Average Daily Net Assets

                                          First             Next              Next            Next             Over
Portfolio                             $100,000,000      $150,000,000      $250,000,000    $250,000,000     $750,000,000
---------------------------------------------------------------------------------------------------------------------------
Select Emerging Markets                   1.35%             1.35%             1.35%           1.35%            1.35%
Select Aggressive Growth                  1.00%             0.90%             0.85%           0.85%            0.85%
Select Capital Appreciation               1.00%             0.90%             0.85%           0.85%            0.85%
Select Value Opportunity                  1.00%             0.85%             0.80%           0.75%            0.70%
Select International Equity               1.00%             0.90%             0.85%           0.85%            0.85%
Select Growth *                           0.85%             0.85%             0.80%           0.75%            0.75%
Select Strategic Growth                   0.85%             0.85%             0.85%           0.85%            0.85%
Select Growth and Income                  0.75%             0.70%             0.65%           0.65%            0.65%

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

                                                    First                     Next                    Over
Portfolio                                        $50,000,000              $200,000,000            $250,000,000
---------------------------------------------------------------------------------------------------------------------------
Money Market                                        0.35%                     0.25%                   0.20%

                                                    First                     Next                    Over
Portfolio                                        $50,000,000               $50,000,000            $100,000,000
---------------------------------------------------------------------------------------------------------------------------
Select Income                                       0.60%                     0.55%                   0.45%

*Prior to June 1, 1998, the Select Growth Fund paid a management fee, calculated daily and payable monthly, at an annual rate of 0.85%.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:


  Select Emerging Markets       Schroder Capital Management International Inc. ("SCMI")
  Select Aggressive Growth      Nicholas-Applegate Capital Management, L.P.
  Select Capital Appreciation   T. Rowe Price Associates, Inc.
  Select Value Opportunity      Cramer Rosenthal McGlynn, LLC
  Select International Equity   Bank of Ireland Asset Management (U.S.) Limited
  Select Growth                 Putnam Investment Management, Inc.
  Select Strategic Growth       Cambiar Investors, Inc.
  Select Growth and Income      John A. Levin & Co., Inc.
  Select Income                 Standish, Ayer & Wood, Inc.
  Money Market                  Allmerica Asset Management, Inc.

Effective January 2, 1998, Cramer Rosenthal McGlynn, LLC assumed sub-adviser responsibilities from CRM Advisors, LLC for the Select Value Opportunity Fund. Effective April 1, 1998, T.Rowe Price Associates, Inc. assumed sub-adviser responsibilities from Janus Capital Corporation for the Select Capital Appreciation Fund. The Sub-Adviser Agreement with T. Rowe Price Associates, Inc. was approved by shareholders at a meeting held on June 3, 1998. T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica. In addition, the same affiliate currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation ("AFC"). Standish, Ayer & Wood, Inc. also currently serves as investment adviser to an institutional account sponsored by First Allmerica.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.


4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Select Value Opportunity Fund - 1.25%, Select International Equity Fund - 1.50%, Select Growth Fund - 1.20%, Select Strategic Growth - 1.20%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00% and Money Market Fund - 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the period ended June 30, 1998, the operating expenses of the Select Strategic Growth Fund exceeded the amount of its expense limitations by $24,100.

The Manager voluntarily has agreed until further notice to waive its management fee in the event that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to SCMI for sub-advisory services. The Manager has also voluntarily agreed to limit its management fee from the Select Value Oppportunity Fund to an annual rate of 0.90% of average daily net assets. For the period ended June 30, 1998, management fees waived with respect to the Select Emerging Markets and the Select Value Opportunity Funds amounted to $25,799 and $17,994, respectively.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.


6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At June 30, 1998, First Allmerica owned 20,010,000 shares of Select Emerging Markets and 5,010,000 of Select Strategic Growth. During the six months ended June 30, 1998, First Allmerica redeemed 5,112,597 shares of Select Capital Appreciation and 5,231,487 shares of Select International Equity.

7.   FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
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8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets Fund, the Select International Equity Fund, the Select Income Fund and the Select Capital Appreciation Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.



                                OTHER INFORMATION
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SHAREHOLDER VOTING RESULTS: (Unaudited)

At a special meeting of the shareholders of the Select Capital Appreciation Fund held on June 3, 1998, shareholders approved the proposed Sub-Adviser Agreement with T. Rowe Price Associates, Inc. The voting results were as follows:

      Shares            Shares               Shares              Percent of
        For             Against            Abstaining           Shares Voted
  -------------      ------------      -----------------     ------------------
    137,219,092        2,053,458            4,249,555              100.00%

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                           ALLMERICA INVESTMENT TRUST
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                             REGULATORY DISCLOSURES
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The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                                 CLIENT NOTICES
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This semi-annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica Select Resource, Allmerica Select Resource II, Allmerica Select Life and Allmerica Select Inheiritage contracts. Separate account financial statements are not provided.

                               Allmerica Select

Allmerica Select products are offered through Allmerica Financial Life Insurance and Annuity Company. Our parent company, First Allmerica Financial, is the nation's fifth oldest life insurance company. Founded in 1844, First Allmerica Financial has been serving the financial needs of its policyholders for more than 150 years.

Allmerica Select brings together the experience and financial strength of Allmerica Financial Life with the talent of some of the world's leading money managers. It's a powerful combination that can help achieve your financial goals.



  Allmerica Select Variable Products are issued by First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity
          Company and are distributed by Allmerica Investments, Inc. Allmerica Select is a division of the issuing companies. To be preceded or accompanied by the current Allmerica Select Product prospectus. Read it carefully before investing.


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                                 INSURANCE
                                 MARKETPLACE
                                 STANDARDS
                                 ASSOCIATION

                                 MEMBERSHIP
                                 PROMOTES
                                 ETHICAL MARKET
                                 CONDUCT FOR
                                 INDIVIDUAL LIFE
                                 INSURANCE AND
                                 ANNUITIES


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                          ALLMERICA INVESTMENTS, INC.
              440 Lincoln Street, Worcester, Massachusetts 01653